Exhibit 10.7

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LEASE AGREEMENT

THIS LEASE AGREEMENT is made as of this 30th day of June, 2017, between ARE-MA REGION NO. 45, LLC, a Delaware limited liability company (“Landlord”), and TCR2 THERAPEUTICS INC., a Delaware corporation (“Tenant”).

BASIC LEASE PROVISIONS

Address:	100 Binney Street, Cambridge, Massachusetts.

Premises:	That portion of the Project, containing approximately 22,890 rentable square feet, located on the 7th floor and in designated portions of the 1st floor and levels B-1 and B-2 of the Building (as defined below), as shown on Exhibit A.

Project:	The land (“Land”) with the building known and numbered as 100 Binney Street (the “Building”) and the parking garage under the Building (the “Garage”), which are under construction thereon, in the City of Cambridge, Middlesex County, Commonwealth of Massachusetts, together with all improvements thereon and appurtenances thereto, as described in Exhibit B.

Campus:	The Alexandria Center at Kendall Square, comprised of the real property depicted on Exhibit B-1.

Base Rent:	$76.00 per rentable square foot of the Premises per year, adjusted as provided in Section 4 below.

Rentable Area of Premises:	22,890 square feet.

Rentable Area of Building:	432,932 square feet.

Tenant’s Share of Operating Expenses:	5.29%.

Tenant’s Share of 50-60 Garage Operating Expenses:	0.7786%.

Building Share of Campus Expenses:	30.26% (i.e., 364,942 square feet of Building “gross floor area” per the Cambridge Zoning Ordinance /1,206,202 square feet of total Campus “gross floor area” per the Cambridge Zoning Ordinance).

Security Deposit:	$289,940.00.

Target Commencement Date:	April 1,2018.

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Rent Commencement Date:	The earlier of (a) or (b), where (a) is the later of (i) May 1, 2018, or (ii) the date that is one month after the Commencement Date (as defined in Section 2 below); and (b) is the date that Tenant conducts any business in the Premises or any part thereof.

Rent Adjustment Percentage:	3%.

Base Term:	Beginning on the Commencement Date and ending 7 years and 3 months from the first day of the first full month following the Rent Commencement Date.

Permitted Use:	Technical Office Use (which includes, as permitted uses and not accessory uses, research and development use, laboratory use and Tenant’s office use), in accordance with Section 4.34(f) of the Cambridge Zoning Ordinance, and accessory uses customarily incidental to such Technical Office Use in accordance with Section 4.21 of the Cambridge Zoning Ordinance, and otherwise in compliance with Section 7 hereof.

Work Letter:	As set forth in Exhibit C.

Address for Rent Payment:	Landlord’s Notice Address:

P.O. Box 975383 Dallas, TX 75397-5383	385 East Colorado Blvd, Suite 299 Pasadena, CA 91101 Attention: Corporate Secretary Re: 100 Binney, Cambridge, MA

Tenant’s Notice Address:

Prior to the Commencement Date:

TCR2 Therapeutics Inc. 675 West Kendall Street, Suite I Cambridge, MA 02142 Attn: John Pallies, CFO

From and after the Commencement Date:

TCR2 Therapeutics Inc. 100 Binney Street Cambridge, MA 02142 Attn: John Pallies, CFO

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The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

[     ] EXHIBIT A - DRAWING SHOWING PREMISES

[     ] EXHIBIT B - DESCRIPTION OF PROJECT

[     ] EXHIBIT B-1 - DESCRIPTION OF CAMPUS

[     ] EXHIBIT C - WORK LETTER

[     ] EXHIBIT D - ACKNOWLEDGMENT OF COMMENCEMENT DATE

[     ] EXHIBIT E - INTENTIONALLY OMITTED

[     ] EXHIBIT F - LANDLORD-TENANT OPERATIONS MATRIX

[     ] EXHIBIT F-1 - FORM OF LICENSE AGREEMENT FOR SHARED EQUIPMENT

[     ] EXHIBIT G - TENANTS PERSONAL PROPERTY

[     ] EXHIBIT H - ESTOPPEL CERTIFICATE FORM

[     ] EXHIBIT I - RULES AND REGULATIONS

[     ] EXHIBIT J - SNDA FORM

1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project which are for the non-exclusive use of tenants of the Project are collectively referred to herein as the “Common Areas.” The Common Areas shall include, without limitation, all common lobbies, entrances, stairs, elevators, restrooms, walkways, sidewalks, and loading areas located at the Project. Tenant shall have the non-exclusive appurtenant right to use the Common Areas subject to the terms of this Lease. In addition to other rights reserved herein or by law, Landlord reserves the right from time to time, so long as Landlord does not materially adversely affect Tenant’s use of the Premises for the Permitted Use or Tenant’s access to the Premises (except in an emergency): (i) to make additions to or reconstruction of the Building and Project and to install, use, maintain, repair, replace and relocate for service to the Premises or other parts of the Building or Project, pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises, Building or elsewhere in the Project, including, without limitation, the installation of such facilities in the plenums of the ceilings of the Premises (or, if there is no drop ceiling, within the space above 10 feet of any floor of the Premises), and coring therefor between the ceiling or top surface of the any portion of the Premises and the space above the Premises in the plenum or below the top of the Premises as aforesaid; and (ii) to modify, relocate or make additions to or reductions from any Common Area or facility.

2. Delivery; Acceptance of Premises; Commencement Date.

(a) Delivery. Landlord shall use reasonable efforts to deliver the Premises to Tenant on or before the Target Commencement Date, with Landlord’s Work Tl Substantially Completed and the Shell and Core Improvements Substantially Completed (“Delivery” or “Deliver”). If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided in Section 2(b) below. As used herein, the terms “Landlord’s Work,” “Tenant Delays,” “Tl Substantially Completed” and “Substantially Completed” shall have the meanings set forth for such terms in the Work Letter. “Force Majeure” shall have the meaning set forth in Section 34.

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(b) Remedies for Late Delivery.

(i) Rent Abatement. In the event that Landlord has not Delivered the Premises by the date that is 30 days after the Target Commencement Date (which date shall be extended for each day of Tenant Delay pursuant to the Work Letter or each day of Force Majeure pursuant to this Lease), then subject to Section 2(b)(iii) below, Tenant shall be entitled to 1 day of abatement of Base Rent (calculated at the rate of the Base Rent for the first year of the Term) for each day of such delay after such 30th day, up to a maximum of 60 days (the “Initial Abatement Period”) (i.e., through June 29, 2018, as such date shall be extended for each day of Tenant Delay pursuant to the Work Letter or each day of Force Majeure pursuant to this Lease). Tenant Delay shall be determined as provided in the Work Letter.

In the event that Landlord has not Delivered the Premises by the day immediately following the last day of the Initial Abatement Period (as such day shall be extended for each day of Tenant Delay pursuant to the Work Letter or each day of Force Majeure pursuant to this Lease), then Tenant shall be entitled to 2 days of abatement of Base Rent (calculated at the rate of the Base Rent for the first year of the Term) for each day of such delay for the period following the Initial Abatement Period, up to a maximum of 30 days (the “Second Abatement Period”) (i.e., through July 28, 2018, as such date shall be extended for each, day of Tenant Delay pursuant to the Work Letter or each day of Force Majeure pursuant to this Lease). Notwithstanding anything to the contrary set forth herein, there shall be no additional abatement of Rent following the Second Abatement Period.

(ii) Termination. In the event that Landlord has not Delivered the Premises in the Delivery Condition on or before the last day of the Second Abatement Period (as such day shall be extended for each day of Tenant Delay pursuant to the Work Letter or each day of Force Majeure pursuant to this Lease), then subject to Section 2(b)(iii) below, this Lease may be terminated by Tenant without recourse to Landlord or Tenant effective upon 30 days’ written notice delivered to Landlord, which notice shall be delivered by Tenant within 30 days after the occurrence of the last day of the Second Abatement Period; and, if so terminated by Tenant, neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except any provisions which expressly survive termination of this Lease. If Landlord fails to so Deliver the Premises on or before the last day of the Second Abatement Period and Tenant does not so terminate this Lease within 30 days after the last day of the Second Abatement Period, such right to terminate this Lease shall be deemed waived and this Lease shall remain in full force and effect, subject to and in accordance with its terms. Notwithstanding the foregoing, if Landlord Delivers the Premises in the Delivery Condition before a notice of such termination is delivered by Tenant, or prior to the expiration of the 30-day period after such notice of termination is delivered by Tenant, then Tenant’s election to terminate this Lease shall be null and void and of no further force or effect and this Lease shall continue in full force and effect, subject to and in accordance with its terms, and Landlord shall continue to use commercially reasonable efforts to Deliver the Premises in the Delivery Condition. If Tenant sends written notice of its election to terminate this Lease as and when required under this paragraph, Landlord does not Deliver the Premises in the Delivery Condition prior to the expiration of the 30-day period after the delivery of such notice of termination and this Lease is so terminated, then (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease.

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(iii) Sole and Exclusive Remedies. Tenant’s abatement remedies in accordance with the terms of Section 2(b)(i) and Tenant’s termination remedy in accordance with the terms of Section 2(b)(ii) shall be Tenant’s sole and exclusive remedies on account of the failure of Landlord to Deliver the Premises on or before the Target Commencement Date, and Tenant shall not otherwise be entitled to any direct, indirect, special, consequential or other damages from Landlord on account of such failure.

(c) The “Commencement Date” shall be the earlier of: (i) the date Landlord Delivers the Premises to Tenant; or (ii) the date Landlord could have Delivered the Premises but for Tenant Delays. The Rent Commencement Date shall be as set forth in the Basic Lease Provisions. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date, the “Rent Commencement Date” and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. The “Term” of this Lease shall be the Base Term, as defined above in the Basic Lease Provisions, and any Extension Term which Tenant may elect pursuant to Section 39 hereof.

Landlord covenants to construct the Shell and Core Improvements in compliance with applicable Legal Requirements as in effect on the Commencement Date. Tenant shall accept the Premises in their condition as of the Commencement Date, subject to all applicable Legal Requirements (as defined in Section 7 hereof). Landlord shall have no obligation for any defects in the Premises, except as expressly provided in the Work Letter. Tenant’s taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken. Subject to the terms of the Work Letter, any occupancy of the Premises by Tenant before the Commencement Date for the conduct of its business shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Rent.

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises, Building or Project, and/or the suitability of the Premises, Building or Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises, Building or Project is suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

3. Rent.

(a) Base Rent. The Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. The first full calendar month’s Base Rent shall be due and payable on October 1, 2017. Commencing on the Rent Commencement Date, Tenant shall pay to Landlord in advance, without demand, abatement (except as expressly provided in Section 4(a) below), deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. If the Rent Commencement Date is

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other than the first day of a calendar month, the difference between the first full calendar month’s Base Rent paid on October 1, 2017 by Tenant to Landlord as required above, and the prorated Base Rent for the fractional month in which the Rent Commencement Date occurs, shall be applied by Landlord to such first full calendar month after the Rent Commencement Date. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

(b) Additional Rent In addition to Base Rent, Tenant agrees to pay to Landlord’ as additional rent (“Additional Rent”): (i) Tenant’s Share of Operating Expenses (as defined in Section 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

4. Base Rent Adjustments.

(a) Abatement. Notwithstanding anything to the contrary contained in this Lease, but provided Tenant is not in Default (as defined in Section 20 below) hereunder, Landlord agrees that 50% of the Base Rent payable during the period beginning on the Rent Commencement Date and ending 3 months after the Rent Commencement Date shall be abated during such period (“Base Rent Abatement”). For the avoidance of doubt, if the Rent Commencement Date occurs on the first day of a month, the 3-month period of the Base Rent Abatement will be measured from that date, if the Rent Commencement Date occurs on a day other than the first day of a month, the 3-month period of the Base Rent Abatement will be measured from the first day of the following month. Except as provided in the preceding sentences, Tenant shall pay the full amount of Base Rent due in accordance with the provisions of this Lease. Amounts payable under Section 5 below and calculated based on Base Rent shall not be abated and shall be based on the amount of Base Rent that would have been payable but for the Base Rent Abatement Notwithstanding anything to the contrary in this Section 4(a), the adjustment in the Base Rent as set forth in Section 4(b) shall be based on the full and unabated amount of Base Rent payable for the first 12-month period from and after the Commencement Date.

(b) Adjustment. Base Rent shall be increased on each annual anniversary of the Rent Commencement Date (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

5. Operating Expense Payments. Landlord shall, at least 30 days prior to the year in question, deliver to Tenant a written estimate of Operating Expenses for each calendar year during the’ Term (the “Annual Estimate”). Together with the Annual Estimate, Landlord shall deliver Landlord’s estimate of the 50-60 Garage Operating Expenses (as such term is defined below) for each such calendar year (the “50-60 Garage Annual Estimate”). The Annual Estimate and 50-60 Garage Annual Estimate may be revised by Landlord from time to time during such calendar year. During each month of the Term, on the same date that Base Rent is or would be due, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of Operating Expenses as set forth in the Annual Estimate and 1/12th of Tenant’s Share of the 50-60 Garage Annual Estimate. Payments for any fractional calendar month shall be prorated.

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The term “Operating Expenses” means: (i) the Building Share of Campus Expenses; and (ii) all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Project, including, without duplication, Taxes (as defined in Section 9), capital repairs, replacements and improvements amortized over the lesser of 10 years or the useful life of such capital items (except for capital repairs, replacements and improvements to the roof, which shall be amortized over 15 years), adjusted to reflect Building operations 24 hours per day, 7 days per week and 365 days per year (provided that Operating Expenses in the first 2 years after the Commencement Date shall not include the amortized costs for such years of any capital repairs, replacements or improvements), and a property management fee to Landlord or an affiliate of Landlord of 2.0% of annual Base Rent (including Base Rent that would have been due with respect to any rent abatement) or the costs of Landlord’s third-party property manager or administration rent in the amount of 2.0% of annual Base Rent if there is no third-party property manager, excluding only:

(a) the original construction costs of the Project and costs of correcting defects in such original construction;

(b) capital expenditures for expansion of the Project, or in the first 2 years after the Commencement Date, the amortized costs for such years of any capital repairs, replacements or improvements;

(c) interest, principal payments of Mortgage (as defined in Section 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of base rent {but not taxes or operating expenses) under any ground lease or other underlying lease of alt or any portion of the Project;

(d) depreciation of the Project (except for capital repairs, replacements and improvements, the cost of which are includable in Operating Expenses);

(e) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(f) legal and other expenses incurred in the negotiation or enforcement of leases;

(g) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(h) costs of utilities outside normal business hours sold to tenants of the Project;

(i) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

(j) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who do not have day to day responsibility for the operating, managing or servicing of the Building or Project, provided that the expense of any personnel not dedicated exclusively to the Building or Project shall be equitably prorated based on time spent on operating, managing or otherwise servicing the Building or Project and time spent on matters unrelated to operating, managing or servicing the Building or Project;

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(k) general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

(l) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(m) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7);

(n) penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

(o) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(p) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

(q) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(r) costs incurred in the sale or refinancing of the Project;

(s) net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein; and

(t) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project.

In addition, notwithstanding anything to the contrary contained in this Lease, Operating Expenses incurred or accrued by Landlord with respect to any capital repairs, replacements and improvements which are for the purpose of reducing the amount of Operating Expenses (for example, without limitation, by reducing energy usage at the Project) (a “Cost Saving Capital Expenditure”) shall be amortized over a period of years equal to the lesser of: (A) 10 years; (B) the useful life of the particular item in accordance with GAAP, adjusted to reflect 24/7/365 operation, together with interest of 7.5% on the unamortized amount; or (C) the quotient of (i) the Cost Saving Capital Expenditure, divided by (ii) the annual amount of Operating Expenses reasonably expected by Landlord to be saved as a result of such capital repair, replacement or improvement.

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Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses and Tenant’s Share of 50-60 Garage Operating Expenses, each for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses and 50-60 Garage Operating Expenses, each for such year. If Tenant’s Share of actual Operating Expenses and Tenant’s Share of 50-60 Garage Operating Expenses for such year exceed Tenant’s payments of Operating Expenses and 50-60 Garage Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses and 50-60 Garage Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses and Tenant’s Share of 5060 Garage Operating Expenses for such year, Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement or credit the excess amount to the next succeeding installments of estimated Operating Expenses and/or 50-60 Garage Operating Expenses, except that after the expiration or earlier termination of the Term, or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay or credit the excess to Tenant after deducting all other amounts due Landlord. Landlord’s and Tenant’s obligations to pay for any overpayments or deficiencies due pursuant to this paragraph shall survive the expiration or earlier termination of this Lease.

The Annual Statement shall be final and binding upon Tenant unless Tenant, within 180 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If during such 180-day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant with access to Landlord’s books and records relating to the operation of the Project (including the Garage) and such information as Landlord reasonably determines to be responsive to Tenant’s questions (the “Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm selected by Tenant from among the 5 largest in the United States, working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed), audit and/or review the Expense Information for the year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5%, then Landlord shall reimburse Tenant for the reasonable out-of-pocket costs incurred by Tenant for the Independent Review.

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Operating Expenses and 50-60 Garage Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Building is not at least 95% occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year shall be computed as though the Building had been 95% occupied on average during such year.

“Campus Expenses” shall mean the actual costs and expenses of operating the campus-wide community activities required under the special permit for the Campus issued by the Cambridge Planning Board on June 1, 2010 for the Alexandria Center at Kendall Square (“Special Permit”), or otherwise provided to the Campus, including, without limitation, the following: (i) compliance with the PTDM (defined in Section 10 below), including without limitation costs of causing the EZ Ride Shuttle Service of CRTMA (defined in Section 10) to service the Building (and/or the actual costs and expenses of a dedicated shuttle service for the Campus and other properties controlled by Landlord or its affiliates) or a separate shuttle bus service operated for the benefit of the Campus (“PTDM and Shuttle Expenses”); (ii) after its construction, the cost of the mixed mode transportation center to be located at 41 Linskey Way pursuant to the Special Permit, including without limitation, operating expenses, utilities, repairs, cleaning, insurance and Taxes; provided that the exclusions from Operating Expenses listed above in this Section shall apply in similar fashion to the operating expenses and repairs of such mixed mode transportation center; and (iii) preparation and implementation of marketing and merchandising plans to generate street activation for the Campus.

“50-60 Garage Operating Expenses” shall mean the Operating Expenses and Taxes (as defined in this Lease) but as the same apply to the 50-60 Garage.

“Tenant’s Share” shall be the percentage set forth in the Basic Lease Provisions as Tenant’s Share as reasonably adjusted by Landlord following a measurement of the rentable square footage of the Building and Premises to be done by Landlord within 120 days of the Commencement Date, or as soon as reasonably possible thereafter, and shall be subject to further adjustment for changes in the physical size of the Premises or the Project occurring thereafter. Any such measurement shall be performed in accordance with the Standard Method of Measuring Floor Area in Office Buildings as adopted by the Building Owners and Managers Association International (ANSI/BOMA Z65.1-1996), as customarily modified for laboratory properties in the Cambridge, Massachusetts market, based upon the Shell, Core and Site Construction Documents. Landlord may equitably increase Tenant’s Share or charge Tenant directly for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with Tenant’s particular occupancy or use (it being agreed that 100% of the property management fee or administration rent for property management, which is calculated based on Base Rent, is for a service related only to the Premises), and Tenant shall pay all such charges as Additional Rent within 30 days of invoice. Base Rent, Tenant’s Share of Operating Expenses, Tenant’s Share of 50-60 Garage Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively, referred to herein as “Rent”.

Landlord and Tenant agree that the rentable square footage of the Premises and Building, and the gross floor area of the Premises, Building and Campus, as of the date of this Lease are as set forth in the Basic Lease Provisions for the purposes of this Lease.

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6. Security Deposit. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amount set forth in the Basic Lease Provisions, which Security Deposit shall be in the form of an unconditional, irrevocable and transferable letter of credit (the “Letter of Credit”): (i) in form and substance reasonably satisfactory to Landlord, (ii) naming Landlord as beneficiary, (Hi) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by Boston Private Bank or another FDIC-insured financial institution satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in California or Massachusetts. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit, until such time as Tenant provides a substitute Letter of Credit, whereupon Landlord shall forthwith refund such funds to Tenant. The Security Deposit shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Upon any such use of all or any portion of the Security Deposit, Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to the amount set forth in the Basic Lease Provisions. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within 10 days after demand from Landlord, restore the Security Deposit to its original amount. If Tenant is not in Default at the end of the Term, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 60 days after the expiration or earlier termination of this Lease.

If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord’s obligations under this Section 6, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

7. Use; Energy Use Reporting.

(a) Use. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With

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Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). The number of control areas in the Premises shall comply with all applicable Legal Requirements. Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s use and/or occupancy of the Premises. Tenant shall use the Premises in a careful, safe and proper manner and shall not commit or permit waste, overload the floor or structure of the Premises, or subject the Premises to use that would damage the Premises. Tenant shall not obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including but not limited to, not conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises. Tenant shall not use or allow the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project, Tenant shall not place any machinery or equipment weighing 500 pounds or more in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project or Building elevators without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use.

Tenant shall have access to the Premises, 24 hours per day, 7 days per week, 365 days per year, subject to the terms of this Lease and to compliance with such reasonable security or monitoring systems and procedures as Landlord may reasonably impose.

Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located) or at Tenant’s expense (to the extent such Legal Requirement is applicable solely by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises) make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements, including the ADA. Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with Legal Requirements for which Tenant is responsible hereunder or related to Tenant’s particular use of the Premises or its Alterations (as defined in Section 12 below), and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement.

(b) Intentionally omitted.

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(c) Energy Use Reporting. Tenant agrees to provide, within 30 days of request by Landlord, such information and documentation as may be needed for compliance with the City of Cambridge Building Energy Use Disclosure Ordinance, Section 8.67.010 et seq. of the Municipal Code of the City of Cambridge (as the same may be amended, the “Cambridge Building Energy Use Disclosure Ordinance”), and other such energy or sustainability requirements as may be adopted from time to time by the City of Cambridge or any other governmental authority with jurisdiction over the Building; which information shall include without limitation usage at or by the Premises of electricity, natural gas, steam, hot or chilled water or other energy. Landlord shall report to the applicable governmental authority such energy usage for the Building and other Building information as required by the Cambridge Building Energy Use Disclosure Ordinance.

8. Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord’s sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of Rent in effect during the last 30 days of the Term, and (B) following the first 30 days of any such holdover, Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential damages: No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9. Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind applicable to the Building or Project, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by any Governmental Authority, or (v) imposed as a license or other fee, charge, tax, or assessment on Landlord’s business or occupation of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any net income taxes imposed on Landlord (except to the extent such net income taxes are in substitution for any Taxes payable hereunder), or any franchise, capital stock, gift, estate or inheritance taxes or any federal, state, or local documentary taxes imposed against the Project or any portion thereof. If any such Tax is levied or assessed directly

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against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Operating Expenses hereunder shall also include the cost of tax monitoring services provided to Landlord with respect to the Project. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable by the taxing authority to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

10. Parking.

(a) Subject to all matters of record, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, and provided that Tenant pays the parking charge therefor as required hereunder, Tenant shall have, commencing on the Commencement Date and during the Term, the right, in common with other permitted users, to park vehicles in 17 unreserved vehicle parking spaces, of which 10 parking spaces shall be located in the Garage and 7 parking spaces shall be located in the garage located at 50-60 Binney Street (the “50-60 Garage”). Such total number of parking spaces is based upon a ratio of 0.9 spaces per 1,000 square feet of “gross floor area” in the Premises, as defined in the Cambridge Zoning Ordinance (“Tenant’s Pro Rata Share of Parking Spaces”) (i.e., 17 spaces, based upon a “gross floor area” of 19,187 square feet in the Premises as defined in the Cambridge Zoning Ordinance). Tenant’s rights to park vehicles in the 50-60 Garage is subject to the reservation by Landlord of the right to make available up to 50% of Tenant’s Pro Rata Share of Parking Spaces in the 50-60 Garage for use by other parties outside of Business Parking Hours (as hereinafter defined). For the purposes of this Section, “Business Parking Hours” shall mean 7:00 a.m. to 6:00 p.m. Monday through Friday (except for state and national holidays). The rights to park vehicles under this Lease are subject to Landlord’s rules and regulations for the Garage and the rules and regulations of the 50-60 Garage, as applicable (which rules and regulations shall not be enforced in a discriminatory manner with respect to Tenant). Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project. Landlord may allocate parking spaces among Tenant and other tenants in the Project pro rata as described above if Landlord determines that such parking facilities are becoming crowded. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project.

(b) Monthly Parking Charge. Commencing on the Commencement Date, Tenant shall pay, on or before the first day of the month during the Term, in respect of Tenant’s Pro Rata Share of Parking Spaces in the Garage and the 50-60 Garage, the market rate monthly charge therefor designated by Landlord, as such monthly charge may be adjusted annually during the Term, based upon the rates charged by comparable parking facilities in the vicinity of the Project.

(c) PTDM Matters. Tenant shall, at Tenant’s sole expense, for so long as the Parking and Traffic Demand Management Plan dated February 9, 2010 (revised April 15 2010), as approved by the City of Cambridge on April 22, 2010 including the conditions set forth in such approval (as may be amended in accordance with this Lease, the “PTDM”) remains applicable to

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the Project, comply with the PTDM as applicable to the Project, including without limitation, (i) offer to subsidize mass transit monthly passes, up to the federal limit, for all of its employees who work in the Premises in accordance with the terms set forth in the PTDM; (ii) implement a Commuter Choice Program and the MBTA’s Corporate Pass Plan; (iii) discourage single-occupant vehicle (“SOV”) use by its employees; (iv) promote alternative modes of transportation and use of alternative work hours; (v) at Landlord’s request, meet with Landlord and/or its representatives no more frequently than quarterly to discuss transportation programs and initiatives; (vi) participate in annual surveys, monitoring transportation programs and initiatives at the Campus, and, without limitation, achieve a response rate for patron surveys at least equal to sixty percent (60%) of the projected number of daily patrons; (vii) cooperate with Landlord in connection with transportation programs and initiatives promulgated pursuant to the PTDM; (viii) provide alternative work programs (such as telecommuting, flex-time and compressed work weeks) to its employees in order to reduce traffic impacts in Cambridge during peak commuter hours; (ix) offer an emergency ride home (“ERH”) through the Charles River Transportation Management Association (“CRTMA”), or have its own ERH program, for all employees who commute by non-SOV mode at least 3 days a week and who are eligible to park in Tenant’s Pro Rata Share of Parking Spaces; (x) cooperate with the Cambridge Office of Workforce Development to expand employment opportunities for Cambridge residents; (xi) in the event that the single occupancy vehicle and traffic generation modal split limits of the PTDM are exceeded, charge each user of a parking space the market rate for parking in Kendall Square/East Cambridge therefor; (xii) comply with the requirements of any other Parking and Traffic Demand Management Plan to which Tenant may be a party from time to time; (xiii) designate an employee transportation coordinator for the Building; and (xiv) otherwise cooperate with Landlord in encouraging employees to seek alternate modes of transportation.

11. Utilities, Services; Life Safety Back-Up Power.

(a) Utilities, Services. Landlord shall provide, or cause to be provided, subject to the terms of this Section 11, water, electricity, heat, ventilation and air conditioning, light, power, telephone, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services), (collectively, “Utilities”) for the Premises in the allocations set forth in the Landlord/Tenant Utility Allocation Matrix as provided below. Tenant shall be responsible for its own janitorial services within the Premises. Landlord shall arrange for collection of office trash and refuse from the loading dock of the Building, and Tenant shall arrange for its janitorial services provider to deliver such trash and refuse from the Premises to the loading dock of the Building. The allocation of Utilities to be made available to the Premises, subject to the terms and conditions of this Lease, shall be as set forth in the Landlord/Tenant Utility Allocation Matrix attached to the Work Letter as Schedule 2(c)-2 (the “Landlord/Tenant Utility Allocation Matrix”). Landlord and Tenant shall provide and maintain the systems and equipment and services and utilities pursuant to the matrix attached hereto as Exhibit F, which Exhibit F is subject to the reasonable modification by Landlord from time to time to reflect actual operating practices, provided that no such modification shall materially expand the obligations of Tenant.

Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Landlord may cause, at Landlord’s expense, any Utilities to be separately metered or charged directly to Tenant by the provider. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for

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jointly metered Utilities based upon consumption, as reasonably determined by Landlord and without markup. No interruption or failure of Utilities, from any cause whatsoever other than Landlord’s willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

Tenant agrees to provide Landlord with access to Tenant’s water and/or energy usage data on a monthly basis, either by providing Tenant’s applicable utility login credentials to Landlord’s designated online portal, or by another delivery method reasonably agreed to by Landlord and Tenant. The costs and expenses incurred by Landlord in connection with receiving and analyzing such water and/or energy usage data {including, without limitation, as may be required pursuant to applicable Legal Requirements) shall be included as part of Operating Expenses.

(b) Life Safety Back-Up Power. Landlord’s sole obligation for either providing a life safety generator or providing emergency or life safety back-up power to Tenant shall be: (i) to provide a life safety back-up generator with not less than the stated capacity of the life safety back-up generator serving the Building as of the Commencement Date and with the allocation to the Premises as set forth in the Landlord/Tenant Utility Allocation Matrix, and (ii) to contract with a third party to maintain the life safety back-up generator as per the manufacturer’s standard maintenance guidelines. Landlord shall have no obligation to provide Tenant with operational emergency or life safety back-up generators or back-up power or to supervise, oversee or confirm that the third party maintaining the life safety back-up generator is maintaining the generator as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the life safety back-up generator when the life safety back-up generator is not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative life safety back-up or emergency generator or generators or alternative sources of back-up power. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such life safety back-up or emergency generators will be operational at all times or that life safety back-up or emergency power will be available to the Premises when needed. In no event shall Landlord be liable to Tenant or any other person for any damages of any type, whether actual or consequential, suffered by Tenant or any such other person in the event that any life safety back-up or emergency generator or life safety back-up power or any replacement thereof fails or does not provide sufficient power.

(c) Compressed Air, Vacuum and Reverse Osmosis Water Systems. Landlord shall provide Tenant with access, pursuant to the terms and conditions of this Lease, to the compressed air, vacuum and reverse osmosis water systems that serve the floor on which the Premises are located. Tenant acknowledges and agrees that such compressed air, vacuum and reverse osmosis water systems shall be shared with other tenants of the Project. Tenant’s obligation to pay its share of ongoing operation costs shall be allocated among Tenant and other user tenants on a pro rata basis, with Tenant’s share based on the ratio of the rentable square footage of the Premises to the sum of the rentable square footages of the Premises and the premises of all other user tenant, provided that Tenant shall not pay any costs to repair damage that Landlord determines was caused by other tenants. Landlord’s sole obligation for providing either compressed air, vacuum or reverse osmosis water systems to Tenant shall be to contract with one or more third parties to maintain the compressed air, vacuum and reverse osmosis water systems as per the manufacturer’s standard maintenance guidelines. Landlord shall have no obligation to supervise, oversee or confirm that the third party or parties maintaining the compressed air, vacuum and reverse osmosis water systems are maintaining the compressed

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air, vacuum and reverse osmosis water systems as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the compressed air, vacuum and reverse osmosis water systems when the compressed air, vacuum and reverse osmosis water systems are not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with any alternative compressed air, vacuum or reverse osmosis water systems. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such compressed air, vacuum and reverse osmosis water systems will be operational at all times or that compressed air, vacuum and reverse osmosis water systems will be available to the Premises when needed.

(d) Acid Neutralization System. Landlord shall provide Tenant with access to the acid neutralization system existing as of the date of this Lease (“Acid Neutralization System”) pursuant to the terms and conditions of this Lease. Tenant acknowledges and agrees that the Acid Neutralization System shall be shared with other tenants of the Project. Tenant’s obligation to pay its share of ongoing operation costs shall be allocated among Tenant and other user tenants on a pro rata basis, with Tenant’s share based on the ratio of the rentable square footage of the Premises to the sum of the rentable square footages of the Premises and the premises of all other user tenants, provided, however, that, (i) at any time and from time to time, Landlord may equitably adjust such allocation based on use by Tenant and other tenant users of the Acid Neutralization System, and (ii) Tenant shall not pay any costs to repair damage that Landlord determines was caused by other tenants. Landlord’s sole obligations for providing the Acid Neutralization System, or any acid neutralization system facilities, to Tenant shall be (the “Acid Neutralization Obligations”) to (i) use reasonable efforts to obtain and maintain the permit required from the Massachusetts Water Resources Authority for discharge through the Acid Neutralization System (the “Discharge Permit”), provided that Tenant cooperates with Landlord and provides all information and documents in Tenant’s control that are necessary in connection with the Discharge Permit, and (ii) contract with a third party to maintain the Acid Neutralization System as operating as per the manufacturer’s standard maintenance guidelines. Notwithstanding anything herein to the contrary, if the Acid Neutralization System must be replaced and the cost thereof is not included in such third party maintenance contract, then, Landlord shall replace the Acid Neutralization System, it being acknowledged, however, that Tenant shall be responsible for its share of all costs incurred in connection therewith as an Operating Expense.

Tenant shall be solely responsible for the use of the Acid Neutralization System by Tenant, its employees, any contractors, sub lessees, invitees or any party other than Landlord or Landlord’s contractors, and Tenant shall be jointly and severally responsible for the use of the Acid Neutralization System with the other user tenants. Tenant shall use, and cause other parties under its control or for which it is responsible to use, the Acid Neutralization System in accordance with this Lease and in accordance with all applicable Legal Requirements, the Discharge Permit and any permits and approvals from Governmental Authorities for or applicable to Tenant’s use of the Acid Neutralization System. Neither Landlord nor Tenant shall take any action or make any omission that would result in a violation of the Discharge Permit or any other permit or Legal Requirements applicable to the Acid Neutralization System. Neither Landlord nor Tenant’s compliance with applicable permits and Legal Requirements shall include but not be limited to posting signs at all sinks located in the Premises containing applicable notices regarding the use of sink drains for the disposal of chemicals and other Hazardous Materials. Tenant shall maintain a chemical management plan prohibiting the improper discharge or disposal of chemicals. Tenant shall train all laboratory personnel in the Premises on the proper disposal of chemicals and other Hazardous Materials. Landlord reserves the right, at any time and from time to time, to require limitations and restrictions on discharges by Tenant to the Acid Neutralization System as Landlord

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may determine to be necessary for the operation of the Acid Neutralization System. Landlord and its contractors and consultants shall be permitted to perform periodic sampling of ail substances regulated under permits applicable to the Acid Neutralization System, including without limitation the discharge permit issued by the Massachusetts Water Resources Authority (“MWRA”), or as otherwise deemed appropriate by Landlord in its sole discretion. Landlord and its contractors and consultants shall be permitted to perform periodic inspections of the Acid Neutralization System and the discharge points and connections thereto located in the Premises. If requested by Landlord based on conditions pertaining to the Acid Neutralization System, Tenant shall promptly provide updates to its Hazardous Materials List (as defined in Section 30(b) below) to Landlord. Tenant shall promptly notify Landlord of any changes in the flow volume or properties that could impact the operation of the Acid Neutralization System or compliance with applicable permits or Legal Requirements, including without limitation a discharge known or reasonably believed to be non-compliant, changes in Tenant’s operations in the Premises and addition of new equipment such as cage washers, glass washers or autoclaves.

The scope of the Surrender Plan (as defined in Section 28 of this Lease) shall include all actions for the proper cleaning, decommissioning and cessation of Tenant’s use of the Acid Neutralization System, and all requirements under this Lease for the surrender of the Premises shall also apply to Tenant’s cessation of use of the Acid Neutralization System, in each case whether at Lease expiration, termination or prior thereto (but Tenant shall not be required to complete the decommissioning of the Acid Neutralization System if other tenants or occupants will continue to use the same after the expiration or earlier termination of the Lease, nor shall Tenant be responsible for or bear any costs of decommissioning arising from the use of the Acid Neutralization System by any party other than Tenant; it being agreed that if multiple tenants use the Acid Neutralization System, then Landlord shall be responsible for completing the decommissioning thereof, and Tenant shall pay to Landlord within thirty (30) days after invoice therefor Tenant’s share of the reasonable, actual costs of decommissioning based on the ratio of the rentable square footage of the Premises to the rentable square footage of the Premises and the premises of all other user tenants). The obligations of Tenant under this Lease with respect to the Acid Neutralization System shall be joint and several with such other tenants as aforesaid, except to the extent that Tenant can provide evidence to Landlord’s reasonable satisfaction that neither Tenant nor any Tenant Party caused, contributed to or exacerbated the matter for which Tenant would otherwise be responsible but for this exception. Without in any way limiting the Acid Neutralization Obligations, Landlord shall have no obligation to provide Tenant with operational emergency or back-up acid neutralization facilities or to supervise, oversee or confirm that the third party maintaining the Acid Neutralization System is maintaining such system as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance1 of the Acid Neutralization System when such system is not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative back-up system or facilities. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such Acid Neutralization System will be operational at all times or that such system will be available to the Premises when needed. Without in any way limiting the Acid Neutralization Obligations, in no event shall Landlord be liable to Tenant or any other party for any damages of any type, whether actual or consequential, suffered by Tenant or any such other person in the event that the Acid Neutralization System or back-up system, if any, or any replacement thereof fails or does not operate in a manner that meets Tenant’s requirements.

(e) Glasswash and Autoclave. Simultaneously with the execution of this Lease, Landlord and Tenant shall execute a License Agreement for the use by Tenant of a common glasswash machine and autoclave, which License Agreement shall be in the form of Exhibit F-1 attached hereto.

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12. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other than by ordinary plugs or jacks) to Building Systems (as defined in Section 13) (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems, but which shall otherwise not be unreasonably withheld, conditioned or delayed. Tenant may construct nonstructural Alterations in the Premises without Landlord’s prior approval if the aggregate cost of all such work in any 12 month period does not exceed $50,000 (a “Notice-Only Alteration”), provided Tenant notifies Landlord in writing of such intended Notice-Only Alteration, and such notice shall be accompanied by plans, specifications, work contracts and such other information concerning the nature and cost of the Notice-Only Alteration as may be reasonably requested by Landlord, which notice and accompanying materials shall be delivered to Landlord not less than 15 business days in advance of any proposed construction. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. All architects, consultants, contractors and other persons performing work or supplying materials shall be subject to Landlord’s prior written approval, which shall not be unreasonably withheld conditioned or delayed. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to Landlord’s actual out-of-pocket expenses in connection with any Alteration to cover Landlord’s expenses for plan review, coordination, scheduling and supervision. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

With respect to Alterations that cost in excess of $100,000, Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens. Prior to the commencement of any Alterations, Tenant shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from ail such contractors and subcontractors; and (ii) “as built” plans for any such Alteration if the nature of such Alterations is such that plans are typically prepared.

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Other than (i) the items, if any, listed on Exhibit G attached hereto, (ii) any items agreed by Landlord in writing to be included on Exhibit G in the future, and (iii) any trade fixtures, machinery, equipment and other personal property not paid for out of the Tl Fund (as defined in the Work Letter) which may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, “Tenant’s Property”), all property of any kind paid for with the Tl Fund, all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises, such as fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, “Installations”) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 28 following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such Installation is requested, notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease, except that Landlord shall not require removal of customary office cabling. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant’s Property which was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

13. Landlord’s Repairs. Landlord, as an Operating Expense, shall maintain and repair, or cause to be maintained and repaired, all of the structural, exterior, parking and other Common Areas of the Building and Project, including HVAC, plumbing, fire sprinklers, elevators and ail other building systems serving the Premises and other portions of the Project (“Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant’s agents, servants, employees, officers, directors, managers, invitees, contractors, subcontractors, subtenants, assignees or licensees (each, a “Tenant Party”, or collectively, “Tenant Parties”) excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 48 hours’ advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall have a reasonable opportunity to effect such repair within a reasonable timeframe. Landlord shall use reasonable efforts to minimize interference with Tenant’s operations in the Premises during such planned stoppages of Building Systems. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time, after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

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14. Tenant’s Maintenance and Repairs. Tenant shall be responsible for its own janitorial services within the Premises, and Tenant shall arrange for its janitorial services provider to deliver office trash and refuse from the Premises to the common trash facility at the leading dock of the Building. In no event shall Tenant or its contractors, agents or service providers dispose of any laboratory refuse or waste or Hazardous Materials (as defined in Section 30) to the common trash facility or any other area in the Project. Subject to Section 13 hereof and except for damage by fire or other casualty, to which Section 18 applies, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising wails (but, subject to Tenant’s, obligations with respect to damage caused by Tenant or any Tenant Party, excluding structural components of the Building within the Premises and Building Systems serving the Premises and any other portion of the Building). Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term: Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

15. Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 business days after the delivery to Tenant of written notice of the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

16. Indemnification. Tenant hereby indemnifies, and agrees to defend, save and hold Landlord and Landlord’s members, shareholders, partners, officers,, directors, managers, employees, agents, contractors, successors and assigns harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, Building or Project, arising directly or indirectly out of: (a) the conduct of Tenant’s business or the use or occupancy of the Premises, Building or Project by Tenant or any Tenant

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Party (including without limitation any act, omission or neglect by Tenant or any Tenant Party), except to the extent caused by the willful misconduct or negligence of Landlord, or (b) a breach or default by Tenant in the performance of any of its obligations hereunder. In the event that any provision of this Lease expressly conflicts with the requirements of M.G.L. Chapter 186, Section 15, the provisions of said statute shall govern to the extent of such conflict. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further hereby irrevocably waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

17. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Building or such lesser coverage amount as Landlord may elect, provided such coverage amount is not less than 90% of such full replacement cost. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain, such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of Tenant’s use of the Premises.

Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of ail property and improvements installed or placed in the Premises by Tenant at Tenant’s expense up to a limit of $1,000,000; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with such limits as required by law; commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises. The commercial general liability insurance policy shall name Landlord, its officers, directors, employees, managers, agents, invitees and contractors (collectively, “Landlord Parties”) and Alexandria Real Estate Equities, Inc., as additional insureds. The commercial general liability insurance policy shall insure on an occurrence and not a claims-made basis; shall be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; shall not be cancelable for nonpayment of premium unless 30 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement (if not included in such policy without endorsement); and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant’s policies). Certificates of insurance showing the limits of coverage required hereunder and showing each of Landlord, Alexandria Real Estate Equities, Inc. and the Landlord Parties designated by Landlord as an additional insured shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

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In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof and any servicer in connection therewith, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project.

18. Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is estimated to exceed 12 months (the “Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 day§ after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord’s election to restore, Tenant may elect to terminate this Lease by written notice to Landlord delivered within 5 business days of Landlord’s delivery of a notice estimating a Restoration Period longer than the Maximum Restoration Period. Unless either Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively

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referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or Tenant may, by written notice to Landlord delivered within 5 business days of the expiration of the Maximum Restoration Period, or if longer, the Restoration Period, elect to terminate this Lease, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly reenter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, Landlord may terminate this Lease if the Premises are damaged during the last 1 year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage, or if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant’s business. In the event that no Hazardous Materials Clearances are required to be obtained by Tenant with respect to the Premises, such rent abatement shall commence as of the date of discovery of the damage or destruction. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18. Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

19. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would in Landlord’s reasonable judgment either prevent or materially interfere with Tenant’s use of the Premises or materially interfere with or impair Landlord’s ownership or operation of the Project, then’ upon written notice by Landlord this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that

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same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

20. Events of Default. Each of the following events shall be a material default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant notice and an opportunity to cure any failure to pay Rent within 5 days of any such notice not more than once in any 12 month period and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

(c) Abandonment. Tenant shall abandon the Premises, provided, however, Tenant shall be deemed not to have abandoned the Premises if (i) Tenant provides Landlord with reasonable advance notice prior to vacating and, at the time of vacating the Premises, Tenant completes Tenant’s obligations with respect to the Surrender Plan in compliance with Section 28, (ii) Tenant has made reasonable arrangements with Landlord for the security of the Premises for the balance of the Term, and (iii) Tenant continues during the balance of the Term to satisfy all of its obligations under the Lease as they come due.

(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e) Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 business days after delivery of written notice to Tenant that any such lien is filed against the Premises.

(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for ail or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

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(g) Estoppel Certificate or Subordination Agreement.. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 days after a second notice requesting such document.

(h) Default Under License Agreement Tenant is in Default (as defined in the License Agreement) beyond any applicable notice and cure period under that certain License Agreement between Landlord and Tenant dated on or about the date of this Lease (the “License Agreement”), and in such event there shall be no further requirement to give further notice under this Lease.

(i) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 30 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(i) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 20(i) is such that it cannot be cured by the payment of money and reasonably requires more than 30 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 60 days from the date of Landlord’s notice.

21. Landlord’s Remedies.

(a) Payment by Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act to cure such Default. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum of 6% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c) Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever (except as otherwise expressly provided in Section 21 (c)(v) with respect to

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Landlord’s Lump Sum Election). No cure in whole or in part of such Default by Tenant after Landlord has taken any action beyond giving Tenant notice of such Default to pursue any remedy provided for herein (including retaining counsel to file an action or otherwise pursue any remedies) shall in any way affect Landlord’s right to pursue such remedy or any other remedy provided Landlord herein or under law or in equity, unless Landlord, in its sole discretion, elects to waive such Default.

(i) This Lease and the Term and estate hereby granted are subject to the , limitation that whenever a Default shall have happened and be continuing, Landlord shall have the right, at its election, then or thereafter while any such Default shall continue and notwithstanding the fact that Landlord may have some other, remedy hereunder or at law or in equity, to give Tenant written notice of Landlord’s intention to terminate this Lease on a date specified in such notice, which date shall be not less than 5 days after the giving of such notice, and upon the date so specified, this Lease and the estate hereby granted shall expire and terminate with the same force and effect as if the date specified in such notice were the date hereinbefore fixed for the expiration of this Lease, and all rights of Tenant hereunder shall expire and terminate, and Tenant shall be liable as hereinafter in this Section 21(c) provided. If any such notice is given, Landlord shall have, on such date so specified, the right of re-entry and possession of the Premises and the right to remove all persons and property therefrom and to store such property in a warehouse or elsewhere at the risk and expense, and for the account, of Tenant. Should Landlord elect to re-enter as herein provided or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, subject to Section 21(c)(i) from time to time relent the Premises or any part thereof for such term or terms and at such rental or rentals and upon such terms and conditions as Landlord may deem advisable, with the right to make commercially reasonable alterations in and repairs to the Premises.

(ii) Landlord shall be deemed to have satisfied any obligation to mitigate its damages by hiring an experienced commercial real estate broker to market the Premises and directing such broker to advertise and show the Premises to prospective tenants.

(iii) In the event of any termination of this Lease as in this Section 21 provided or as required or permitted by law or in equity, Tenant shall forthwith quit and surrender the Premises to Landlord, and Landlord may, without further notice, enter upon, re-enter, possess and repossess the same by summary proceedings, ejectment or otherwise, and again have, repossess and enjoy the same free of any rights of Tenant, and in any such event Tenant and no person claiming through or under Tenant by virtue of any law or an order of any court shall be entitled to possession or to remain in possession of the Premises.

(iv) If this Lease is terminated or if Landlord shall re-enter the Premises as aforesaid, or in the event of the termination of this Lease, or of re-entry, by or under any proceeding or action or any provision of law by reason of a Default by Tenant, Tenant covenants and agrees forthwith to pay and be liable for, on the days originally fixed in this Lease for the payment thereof, amounts equal to the installments of Base Rent and all Additional Rent as they would, under the terms of this Lease become due if this Lease had not been terminated or if Landlord had not entered or re-entered, as aforesaid, and whether the Premises be relet or remain vacant, in whole or in part, or for a period less than the remainder of the Term, or for the whole thereof, but in the event that the Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent and other charges received by Landlord in reletting, after deduction of all of Landlord’s expenses

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incurred in reletting the Premises (including, without limitation, tenant improvement, demising and remodeling costs, brokerage fees and the like), and in collecting the rent in connection therewith, in the following manner: Amounts received by Landlord after reletting, if any, shall first be applied against such Landlord’s expenses, until the same are recovered, and until such recovery, Tenant shall pay, as of each day when a payment would fall due under this Lease, the amount which Tenant is obligated to pay under the terms of this Lease (Tenant’s liability prior to any such reletting and such recovery by Landlord no in any way to be diminished as a result of the fact that such reletting might be for a rent higher than the rent provided for in this Lease); when and if such expenses have been completely recovered by Landlord, the amounts received from reletting by Landlord as have not previously been applied shall be credited against Tenants obligations as of each day when a payment would fall due under this Lease, and only the net amount thereof shall be payable by Tenant. Further, Tenant shall not be entitled to any credit of any kind for any period after the date when the Term of this Lease is scheduled to expire according to its terms.

Actions, proceedings or suits for the recovery of damages, whether liquidated or other damages, under this Lease, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term of this Lease would have expired if it had not been terminated hereunder. In addition to other rights, remedies and damages provided in this Lease or at law or in equity, at any time and from time to time following the occurrence of a Default, whether or not this Lease is terminated as aforesaid, Landlord shall be entitled to recover all Base Rent, Additional Rent and other amounts payable ty Tenant under this Lease then due or accrued and unpaid.

(v) In addition, Landlord, at its election, notwithstanding any other provision of this Lease, by written notice to Tenant (the “Lump Sum Election”), shall be entitled to recover from Tenant, as and for liquidated damages, at any time following any termination of this Lease, a lump sum payment representing, at the time of Landlord’s written notice Of its Lump Sum Election, the sum of:

(A) the then present value (calculated in accordance with accepted financial practice using as the discount rate the yield to maturity on United States Treasury Notes as set forth below) of the amount of unpaid Base Rent and Additional Rent that’ would have been payable pursuant to this Lease for the remainder of the Term following Landlord’s Lump Sum Election if this Lease had not been terminated, and

(B) all other damages and expenses (including attorneys’ fees and expenses), if any, which Landlord shall have sustained by reason of the breach of any provision of this Lease; less

(C) the then present value (calculated in accordance with accepted financial practice using as the discount rate the yield to maturity on United States Treasury Notes as set forth below) of the aggregate net fair market rent plus additional charges payable for the Premises for the remainder of the Term following Landlord’s Lump Sum Election, calculated as of the date of Landlord’s Lump Sum Election, and taking into account reasonable estimates of the future costs to relet any then vacant portions of the Premises (except to the extent that Tenant has actually paid such costs pursuant to this Section 21) in order to

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calculate the net rental revenue that Landlord may expect to obtain for the Premises for the balance of the Term (it being understood that the subtraction of the amounts determined in this paragraph (C) from the then present value of Base Rent and Additional Rent that would have been payable pursuant to this Lease for the remainder of the Term as determined in paragraph (A) shall not be deemed to result in an amount less than zero).

Landlord’s recovery under its Lump Sum Election shall be in addition to Tenant’s obligations to pay, and Landlord’s right to recover from Tenant, all Base Rent and Additional Rent due and costs incurred prior to the date of Landlord’s Lump Sum Election, and shall be in lieu of any Base Rent and Additional Rent which would otherwise have been due under this Section from and after the date of Landlord’s Lump Sum Election. The yield to maturity on United States Treasury Notes having a maturity date that is nearest the date that would have been the last day of the Term of the Lease, as reported in The Wall Street Journal or a comparable publication if it ceases to publish such yields, shall be used in calculating present values for purposes of Landlord’s Lump Sum Election. For the purposes of this Section, if Landlord makes the Lump Sum Election to recover liquidated damages in accordance with this Section, the total Additional Rent shall be computed based upon Landlord’s reasonable estimate of Tenant’s Share of Operating Expenses and other Additional Rent for each 12-month period in what would have been the remainder of the Term of the Lease and any part thereof at the end of such remainder of the Term, but in no event less than the amounts therefor payable for the twelve (12) calendar months (or if less than twelve (12) calendar months have elapsed since the date hereof, the partial year) immediately preceding the date of Landlord’s Lump Sum Election. Amounts of Tenant’s Share of Operating Expenses and any other Additional Rent for any partial year at the beginning of the Term or at the end of what would have been the remainder of the Term shall be prorated.

(vi) Nothing herein contained shall limit or prejudice the right of Landlord, in any bankruptcy or insolvency proceeding, to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any bankruptcy or insolvency proceedings, or to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law, whether such amount shall be greater or less than the excess referred to above.

(vii) Nothing in this Section 21 shall be deemed to affect the right of either party to indemnifications pursuant to this Lease.

(viii) If Landlord terminates this Lease upon the occurrence of a Default, Tenant will quit and surrender the Premises to Landlord or its agents, and Landlord may, without further notice, enter upon, re-enter and repossess the Premises by summary proceedings, ejectment or otherwise. The words “enter”, “re-enter”, and “re-entry” are not restricted to their technical legal meanings.

(ix) If either party shall be in Default in the observance or performance of any provision of this Lease, and an action shall be brought for the enforcement thereof in which it shall be determined that such party was in Default, the party determined to be in Default shall pay to Landlord all reasonable, out of pocket fees, costs and other expenses which may become payable as a result thereof or in connection therewith, including reasonable attorneys’ fees and expenses.

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(x) If default by Tenant shall occur in the keeping, observance or performance of any covenant, agreement, term, provision or condition herein contained, Landlord, without thereby waiving such default, may perform the same for the account and at the expense of Tenant (a) immediately or at any time thereafter and with only such notice, if any, as may be practicable under the circumstances in the case of an emergency or in case such default will result in a violation of any legal or insurance requirements, or in the imposition of any lien against all or any portion of the Premises or the Project not discharged, released or bonded over to Landlord’s satisfaction by Tenant within the time period required pursuant to Section 15 of this Lease, and (b) in any other case if such default continues after any applicable notice and cure period provided in Section 20. All reasonable costs and expenses incurred by Landlord in connection with any such performance by it for the account of Tenant and also all reasonable costs and expenses, including reasonable attorneys’ fees and disbursements incurred by Landlord in any action or proceeding (including any summary dispossess proceeding) brought by Landlord to enforce any obligation of Tenant under this Lease and/or right of Landlord in or to the Premises, shall be paid by Tenant to Landlord within 10 days after demand.

(xi) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d).

(xii) In addition to any other right or remedy hereunder, upon the occurrence of a Default, Landlord shall have the right to suspend funding of any Tl Allowance or the performance of Landlord’s Work (and such suspension shall constitute a Tenant Delay).

(xiii) In the event that Tenant is in breach or Default under this Lease, whether or not Landlord exercises its right to terminate or any other remedy, Tenant shall reimburse Landlord within 10 days after demand for any out of pocket costs and expenses that Landlord may incur in connection with any such breach or Default, as provided in this Section 21(c). Such costs shall include reasonable legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability, including without limitation, legal fees and costs Landlord shall incur if Landlord shall become or be made a party to any claim or action instituted by Tenant against any third party, by any third party against Tenant or by or against any person holding any interest under or using the Premises by license of or agreement with Tenant

(xiv) Except as otherwise provided in this Section 21, no right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or now or hereafter existing. No waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressly so made in writing by Landlord expressly waiving such provision. Landlord shall be entitled, to the extent permitted by law, to seek injunctive relief in case of the violation, or attempted or threatened violation, of any provision of this Lease, or to seek a decree compelling observance or performance of any provision of this Lease, or to seek any other legal or equitable remedy.

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22. Assignment and Subletting.

(a) General Prohibition. Subject to the terms of Section 22(b) below, Tenant shall not, without Landlord’s prior written consent, which shall not be unreasonably withheld, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 50% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22. Notwithstanding the foregoing, any public offering of shares or other ownership interest in Tenant shall not be deemed an assignment.

The reasons for Landlord’s reasonable withholding of consent shall include but not be limited to: (A) the business or financial reputation of the proposed assignee or sublessee, or the business or financial reputation of any of the respective principals or officers thereof, is objectionable in Landlord’s judgment, (B) the proposed assignee or sublessee is engaged in areas of scientific research or other business concerns that are controversial, in Landlord’s judgment, or its proposed use of the Premises will violate any applicable Legal Requirement, (C) the proposed assignee or sublessee is at that time an occupant of the Project or negotiating with Landlord or an affiliate thereof for the lease of other space in the Project (provided, however, that the foregoing limitation set forth in this clause (C) shall apply only if space having a similar size and utility as the Premises is available in the Project), (D) if the proposed transaction is not a sublease, the proposed assignee does not have a net worth, as of the date of the Transfer, at least equal to the greater of (x) the net worth of Tenant as of the date of the Lease, and (y) the net worth of Tenant immediately prior to the Transfer Date, or otherwise lacks the creditworthiness to support the financial obligations it would incur under the proposed assignment in Landlord’s reasonable judgment, (E) if the proposed transaction is a sublease, the proposed sublessee does not have a creditworthiness, as of the date of transfer, sufficient to support the financial obligations it would incur under the proposed sublease in Landlord’s judgment, (F) the proposed assignee or sublessee is a governmental agency, (G) in Landlord’s judgment the use of the Premises by the proposed assignee or sublessee would entail any alterations that would lessen the value of the leasehold improvements in the Premises, or would require increased services by Landlord, (H) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or sublessee, (I) the proposed assignment or sublease will create a vacancy elsewhere in the Project, or (J) the assignment or sublease is prohibited by the Holder of a Mortgage on the Premises or Project.

(b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises other than pursuant to a Permitted Assignment (as defined below), then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Pate, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the

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proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant such consent, (ii) refuse such consent, in its reasonable discretion, subject to the terms and conditions of this Section 22 (provided that Landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting), or (iii) if the proposed transaction is a sublease and the subletting concerns (together with all other then effective subleases) 50% or more of the Premises, terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an “Assignment Termination”), if Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord’s notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. Tenant shall pay Landlord for its actual, out-of-pocket expenses, up to a maximum of Three Thousand Five Hundred Dollars ($3,500), in connection with its consideration of any Assignment Notice and/or its preparation or review of any consent documents.

Notwithstanding the foregoing, Landlord’s consent to an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant (a “Permitted Affiliate Assignment”) shall not be required, provided that (x) such assignment or subletting is for a bona fide business purpose and not principally for the purpose of transferring the lease, (y) Tenant shall give Landlord 30 days’ prior written notice of such sublease or assignment, and (z) Landlord shall have the right to approve the form of any such sublease or assignment prior to its execution. In addition, Tenant shall have the right to assign this Lease, upon 30 days prior written notice to Landlord but without obtaining Landlord’s prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a bona fide business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with GAAP) of the assignee is not less than the net worth (as determined in accordance with GAAP) of Tenant as of the date of Tenant’s most current quarterly or annual financial statements, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment (a “Permitted Successor Assignment”). A Permitted Affiliate Assignment and Permitted Successor Assignment may each be referred to herein as a “Permitted Assignment”. Notwithstanding the foregoing, a Permitted Affiliate Assignment, Permitted Successor Assignment or Permitted assignment shall not include any assignment or subletting covered by that certain letter agreement between Landlord and Tenant dated on or about the date of this Lease.

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(c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure .of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease, (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, legal costs and any design or construction fees directly related to and required pursuant to the terms of any such sublease) (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns, to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

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(f) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a preexisting environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

23. Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in the form of Exhibit H or in any other form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within such time shall, at the option of Landlord, be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

24. Quiet Enjoyment. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

26. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as Exhibit I. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

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27. Subordination.

(a) Subordination, Non-Disturbance and Attornment. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Landlord agrees to use commercially reasonable efforts to deliver to Tenant a subordination, non-disturbance and attornment agreement either in the form of Exhibit J hereto or in any other form reasonably requested by a proposed lender or the Holder of a Mortgage on or against the Project or Premises (“SNDA”). Tenant agrees within 10 business days after demand to execute, acknowledge and deliver such SNDA and such other instruments confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease .had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments, ground leases or other superior leases and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

(b) Other Matters. Notwithstanding anything to the contrary herein contained, subject to the provisions of this Section 27: (i) nothing in this Section 27 shall affect Tenant’s rights under Section 18, Section 19 of this Lease, including any termination, abatement or offset rights under such Sections (whether accruing prior to or after any attornment to such mortgagee), and (ii) no holder shall be relieved of its obligations as party-Landlord arising under the Lease from or after the date (“Succession Date”) that such Holder first acquires title or possession to the Premises. Tenant agrees that this Lease shall survive the merger of estates of ground (or improvements) lessor and lessee. Until a Holder (either superior or subordinate to this Lease) forecloses Landlord’s equity of redemption (or terminates or succeeds to a new lease in the case of a ground or improvements lease), no Holder shall be liable for failure to perform any of Landlord’s obligations (and such Holder shall thereafter be liable only after it succeeds to and holds Landlord’s interest and then only as limited herein). In the event Tenant alleges that Landlord is in default under any of Landlord’s obligations under this Lease, Tenant agrees to give the Holder of any mortgage of which Tenant has notice from Landlord or such Holder, by registered mail, a copy of any notice of default that is served upon the Landlord, provided that prior to such notice, Tenant has been notified, in writing of the address of any such holder.

(c) Rent Assignment If, at any time and from time to time, Landlord assigns this Lease or the Rent payable hereunder to the Holder of any mortgage on the Premises or the Project, or to any other party for the purpose of securing financing (the holder of any such mortgage and any other such financing party are referred to herein as the “Financing Party”), whether such assignment is conditional in nature or otherwise, the following provisions shall apply:

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(i) Except as set forth in clause (ii) below, such assignment to the Financing Party shall not be deemed an assumption by the Financing Party of any obligations of Landlord hereunder unless such Financing Party shall, by written notice to Tenant, specifically otherwise elect;

(ii) The Financing Party shall be treated as having assumed Landlord’s obligations hereunder (subject to this Section 27) only upon foreclosure of its mortgage (or voluntary conveyance by deed in lieu thereof) or the taking of possession of the Premises from and after foreclosure; and

(iii) The Financing Party shall be responsible for only such breaches under the Lease by Landlord that occur during the period of ownership by the Financing Party after such foreclosure (or voluntary conveyance by deed in lieu thereof) and taking of possession, as aforesaid.

Tenant hereby agrees to enter into such reasonable agreements or instruments as may, from time to time, be requested by Landlord in confirmation of the foregoing, subject to the requirements of this Section 27.

(d) Other instruments. The provisions of this Article shall be self-operative; nevertheless, Tenant agrees to execute, acknowledge and deliver any SNDA (being in the form of Exhibit J or such other form as provided in Section 27(a) or priority agreements or other instruments conforming to the provisions of this Lease, with such commercially reasonable changes as may be reasonably requested by Landlord or any Holder which are consistent, in all material respects, , with the provisions of this Section 27 and are reasonably acceptable to Tenant (it being understood that Tenant will not request changes to an SNDA in the form of Exhibit J, which is acceptable to Tenant). Tenant confirms that the SNDA form attached hereto as Exhibit J satisfies the requirements of this Section 27. Without limitation, where Tenant in this Lease indemnifies or otherwise covenants for the benefit of mortgagees, such agreements are for the benefit of mortgagees as third party beneficiaries; and at the request of Landlord, Tenant from time to time will confirm such matters directly with such Holder.

28. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than Landlord or its officers, directors, employees, managers, agents and contractors (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Surrender Plan”). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord’s environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such

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additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of-pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $5,000; Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Tenant shall remove its office furniture and its other personal property on or before the last day of the Term. Any of Tenant’s personal property, Tenant’s Property listed on Exhibit G, Alterations and other property of Tenant not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29. Waiver of Jury Trial. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

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30. Environmental Requirements.

(a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims,, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) which arise during or after the Term as a result of such breach of Tenant’s obligation stated in the preceding sentence or as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Building, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Building, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Building, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises, the Building or the Project. Notwithstanding anything to the contrary contained in Section 28 or this Section 30, Tenant shall not be responsible for, and the indemnification and hold harmless obligation set forth in this paragraph shall not apply to (i) contamination in the Premises which Tenant can prove existed in the Premises immediately prior to the Commencement Date, (ii) the presence of any Hazardous Materials in the Premises which Tenant can prove to Landlord’s reasonable satisfaction migrated from outside the Premises into the Premises, or (iii) contamination caused by Landlord or any Landlord’s employees, agents and contractors, unless in any case, the presence of such Hazardous Materials (x) is the result of a breach by Tenant of any of its obligations under this Lease, or (y) was caused, contributed to or exacerbated by Tenant or any Tenant Party.

(b) Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all

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governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Material is brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenants competitors.

(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d) Testing. Landlord shall have the right to conduct annual tests of the Premises to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant’s use. Tenant shall be required to pay the cost of such annual test of the Premises; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual teste to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all reasonable costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the

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Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

(e) Storage Tanks. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, .obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

(f) Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

(g) Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health,, safety, or environmental conditions on, under, or about the Premises or the Project or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

31. Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure {unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder (to the extent that Tenant has received notice of same) and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial

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action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

Subject to the terms of the next sentence, all obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

32. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other reasonable business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case, no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting, the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant and amend easements, make public dedications, designate Common Areas and create and amend restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder.

33. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises, Building, Project and/or the 50-60 Garage. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

34. Force Majeure. Neither party shall be responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action,

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terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond the reasonable control of Landlord (“Force Majeure”). Notwithstanding anything to the contrary contained in this Lease, in no event shall any payment obligations of Tenant be delayed, abated, excused or reduced by Force Majeure.

35. Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction other than Jones Lang LaSalle and CBRE/New England. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this Section 35, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

36. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

37. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

38. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Premises, Building or Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles

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on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises, Building or Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Interior signs on doors and the directory tablet or other lobby signage for the purpose of identifying tenants of the Building shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants.

39. Right to Extend Term. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

(a) Extension Right. Tenant shall have 1 right (the “Extension Right”) to extend the term of this Lease for 3 years (the “Extension Term”) on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise each Extension Right at least 12 months prior, and no earlier than 18 months, prior to the expiration of the Base Term of the Lease.

Upon the commencement of any Extension Term, Base Rent shall be payable at the Market Rate (as defined below). Base Rent shall thereafter be adjusted on each annual anniversary of the commencement of such Extension Term by a percentage as determined by Landlord and agreed to by Tenant at the time the Market Rate is determined. As used herein, “Market Rate” shall mean the then market rental rate for space comparable to the Premises in a building comparable to the Building in the East Cambridge market area, taking into account all relevant factors such a rent, free rent, tenant improvement allowance, payment of tenant’s brokerage fees and other market concessions. The Market Rate shall be as determined by Landlord and agreed to by Tenant or determined by arbitration as provided below. In addition, Landlord may impose a market rent for the parking rights provided hereunder.

If, on or before the date which is 270 days prior to the expiration of the Base Term of this Lease, Tenant has not agreed with Landlord’s determination of the Market Rate and the rent escalations during such Extension Term, Tenant may by written notice to Landlord not later than 240 days prior to the expiration of the Base Term of this Lease, elect arbitration as described in Section 39(b) below. If Tenant does not elect such arbitration, Tenant shall be deemed to have waived any right to extend, or further extend, the Term of the Lease and all of the remaining Extension Rights shall terminate.

(b) Arbitration.

(i) Within 10 days of Tenant’s notice to Landlord of its election to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (and defined below) to determine the Market Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an

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Arbitrator, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days’ prior written notice to the other party of such intent.

(ii) The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term.

(iii) An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office, high tech and life sciences real estate in the Cambridge, Massachusetts market area, or (B) a licensed commercial real estate broker with not less than 15 years’ experience representing landlords and/or tenants in the leasing of high tech or life sciences space in the Cambridge, Massachusetts market area, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

(c) Rights Personal. The Extension Right is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that the Extension Right may be assigned in connection with any Permitted Assignment of this Lease.

(d) Exceptions. Notwithstanding anything set forth above to the contrary, the Extension Right shall not be in effect and Tenant may not exercise the Extension Right:

(i) during any period of time that Tenant is in Default under any provision of this Lease; or

(ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12-month period immediately prior to the date that Tenant intends to exercise an Extension Right, whether or not the Defaults are cured; or

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(iii) if Tenant is not in occupancy of the entire Premises demised hereunder both at the time of the exercise of any such Extension Right and at the time of the commencement of any such Extension Term.

(e) No Extensions. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Right.

(f) Termination. The Extension Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of an Extension Right, if, after such exercise, but prior to the commencement date of an Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of an Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

40. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

(b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c) Financial Information. Tenant shall furnish Landlord with true and complete copies of (i) Tenant’s most recent unaudited annual financial statements within 90 days of the end of each of Tenant’s fiscal years during the Term, (ii) Tenant’s most recent audited annual financial statements within 180 days of the end of each of Tenant’s fiscal years during the Term, (iii) at Landlord’s request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) any other financial information of summaries that Tenant typically provides to its lenders or shareholders. If the stock of Tenant is publicly traded on a recognized national exchange, then Tenant’s filing of quarterly and annual financial statements with the Securities and Exchange Commission shall be deemed to satisfy Tenant’s obligations to deliver financial statements under this Section. Except for Tenant’s obligations to deliver unaudited and audited financial statements as provided above, in no event shall Tenant be required to provide any financial information to Landlord that Tenant does not otherwise prepare (or cause to be prepared) for its own purposes.

(d) Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

(e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be

100 Binney, Cambridge, MA/TCR2 Therapeutics Inc. - Page 46

held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g) Entire Agreement; Amendment. This Lease constitutes the entire agreement between Landlord and Tenant pertaining to the lease of the Premises and supersedes all other agreements, whether oral or written, pertaining to the lease of the Premises, and no other agreements with respect thereto shall be effective, except for the letter agreement of even date pertaining to Section 22(b) and the letter agreement of even date pertaining to the Permitted Use. Any amendments or modifications of this Lease shall be in writing and signed by both Landlord and Tenant, and any other attempted amendment or modification of this Lease shall be void.

(h) Limitations on interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(i) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

(j) Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

(k) OFAC. Tenant, and all beneficial owners of Tenant, are currently (a) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the Term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

(l) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

100 Binney, Cambridge, MA/TCR2 Therapeutics Inc. - Page 47

(m) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

(n) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

(o) “Green” Certification. Tenant acknowledges that Landlord may, but shall not be obligated to, seek to obtain Leadership in Energy and Environmental Design (LEED), WELL Building Standard, or other similar “green” certification with respect to the Project and/or the Premises, and Tenant agrees to reasonably cooperate with Landlord, and to provide such information and/or documentation as Landlord may reasonably request, in connection therewith.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

TCR[2] THERAPEUTICS INC., a Delaware corporation

By:	/s/Garry E. Menzel
Its:	CEO

LANDLORD:

ARE-MA REGION NO. 45, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P. a Delaware limited partnership, Managing Member

By:	ARB-QRS CORP., a Maryland corporation, General Partner

	By:	/s/Jennifer Banks
	Its:	EVP, General Counsel

100 Binney, Cambridge, MA/TCR2 Therapeutics Inc.

EXHIBIT A TO LEASE

DRAWING SHOWING PREMISES

(attached)

TCR2

LEASE EXHIBIT A - PREMISES DESCRIPTION

TCR2

LEASE EXHIBIT A - PREMISES DESCRIPTION

TCR2

LEASE EXHIBIT A - PREMISES DESCRIPTION

100 Binney Street, Cambridge/TCR2 Therapeutics Inc.

EXHIBIT B TO LEASE

DESCRIPTION OF PROJECT

That certain parcel of land located in Cambridge, Middlesex County, Massachusetts, shown as Lot 1 on that certain plan entitled “Consolidation and Subdivision Plan, 80-100 Binney Street; 41 William “Doc” Linskey Way; 77 William “Doc” Linskey Way; Cambridge, Mass.”, dated February 10, 2011, prepared by Harry R. Feldman, Inc., recorded with Middlesex South Registry of Deeds as Plan No. 168 of 2011, said lot containing 54,423 square feet according to said plan.

Said premises are subject to and have the benefit of the following:

1.

Notice of Decision by the Cambridge Planning Board, recorded with said Deeds in Book 54930, Page 202, as amended by Notice of Decision by the Cambridge Planning Board, recorded with said Deeds in Book 65330, Page 382.

2.

Declaration of Covenants and Restrictions dated as of August 23, 2013, recorded with said Deeds in Book 62514, Page 201, as amended by First Amendment to Declaration of Covenants and Restrictions dated as of April 21, 2015, recorded with said Deeds in Book 65330, Page 381.

3.	Decision by the Cambridge Board of Zoning Appeals dated July 24, 2006, filed with the Middlesex South Registry District of the Land Court as Document No. 1422643.

4.	Garage Parking Easement Agreement between ARE-MA Region No. 50, LLC, as Grantor, and Landlord, as Grantee, dated as of May 28, 2015, recorded with said Deeds in Book 65584, Page 404.

100 Binney Street, Cambridge/TCR2 Therapeutics Inc.

EXHIBIT B-1 TO LEASE

DESCRIPTION OF CAMPUS

(attached)

Work Letter	100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 1

EXHIBIT C TO LEASE

WORK LETTER

[Landlord Build]

THIS WORK LETTER (this “Work Letter”) is attached to and incorporated into that certain Lease Agreement (the “Lease”) dated as of June 30, 2017 by and between ARE-MA REGION NO. 45, LLC, a Delaware limited liability company (“Landlord”), and TCR2 THERAPEUTICS INC., a Delaware corporation (“Tenant”). Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements; Landlord’s Construction of the Building.

(a) Tenant’s Authorized Representative. Tenant designates Amy Lynch and John Pallies (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days’ advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined).

(b) Landlord’s Authorized Representative. Landlord designates Andy Reinach, Danielle Blake and Jeff McComish (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days’ advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

(c) Landlord’s Construction of the Building. Landlord shall construct the following improvements on the Land (collectively, the “Non-TI Project Improvements”): (i) shell and core improvements for the Building (the “Shell and Core Improvements”): and (ii) all landscaping, plaza areas, walkways, driveways, sidewalks, and other improvements for the Project (the “Site Improvements”), in accordance with the Shell, Core and Site Construction Documents and the Landlord/Tenant Responsibility Matrix (each as defined below). Landlord shall construct the Non-TI Project Improvements at its sole cost and expense, except as otherwise expressly set forth herein. The cost of the Tenant Improvements to be undertaken by Landlord shall be paid for in accordance with Section 6 of this Work Letter.

(i) Non-TI Project Improvements; Non-TI Construction Manager. The construction manager for the Non-TI Project Improvements is John Moriarty & Associates, or such other contractors selected and retained by Landlord (“Non-TI Construction Manager”). The Non-TI Project Improvements shall be constructed pursuant to the Shell, Core and Site Construction Documents, as the same may be further modified as provided in this Work Letter to include any Landlord Modifications (as such term is defined below) and/or as required by any applicable Governmental Authorities.

Work Letter	100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 2

(ii) Project Architect. Landlord has engaged Elkus Manfredi Architects as the architect for the Non-TI Project Improvements (the “Project Architect”).

(iii) Shell, Core and Site Construction Documents. The Shell, Core and Site Construction Documents for the construction of the Non-TI Project Improvements, a copy of which were furnished to and approved by Tenant prior to execution of the Lease, are listed on Schedule 1(c)(iii) (the “Shell, Core and Site Construction Documents”).

(iv) Landlord Modifications to Shell, Core and Site Construction Documents. It is anticipated that as Landlord completes construction of the Non-TI Project Improvements, Landlord may reasonably require changes to the Shell, Core and Site Construction Documents as Landlord shall desire and/or as may be required to obtain occupancy permits and other governmental approvals and comply with Legal Requirements. Landlord shall be entitled, from time to time, to make any such changes to the Shell, Core and Site Construction Documents (collectively, the “Landlord Modifications”), without Tenant’s consent, so long as such Landlord Modifications, if implemented, would not: (i) effect material changes to the design of the Non-TI Project Improvements to the extent that such design affects the Premises, Tenants access thereto or the construction of the Tenant Improvements; or (ii) adversely affect Tenant’s contemplated use or occupancy of the Premises, Building or the Project for the Permitted Uses; or (iii) materially increase the costs, or delay the Tl Substantial Completion, of the Tenant Improvements (each as hereinafter defined) beyond the Target Commencement Date (collectively, an “Adverse Condition”); provided, however, to the extent a Landlord Modification is necessary to comply with Legal Requirements or is required by any applicable Governmental Authorities in connection with its enforcement of Legal Requirements, such Landlord Modification shall not constitute an Adverse Condition. In the event any such Landlord Modification, if implemented, would create an Adverse Condition, Landlord shall notify Tenant of such Landlord Modifications prior to implementation thereof (which notice shall include Landlord’s description of the Adverse Condition, and the adverse effects and impacts which Landlord believes comprise such Adverse Condition to the extent then known or reasonably anticipated by Landlord), and Tenant shall, within seven (7) business days after receipt of Landlord’s notice, notify Landlord of Tenant’s approval or reasonable disapproval thereof with specified reasons for such disapproval. Tenant’s failure to notify Landlord of its approval or reasonable disapproval within such seven (7) business day period shall be deemed Tenant’s approval of such proposed Landlord Modifications. In the event such Landlord Modifications, if implemented, would materially increase the costs of the Tenant Improvements, then Landlord and Tenant shall consult and coordinate on ways to minimize the effect of such Landlord Modification on the cost of the Tenant Improvements. If such Landlord Modification was desired by Landlord but not required to obtain occupancy permits and other governmental approvals or to comply with Legal Requirements (a “Landlord Desired Modification”) and after such consultation and coordination the effect of such Landlord Desired Modification will be to increase the costs of the Tenant Improvements, such increase in costs shall be borne solely by Landlord and not counted against the Tl Allowance (as defined in Section 6 of this Work Letter). Tenant shall have no right to make or request, and Landlord shall, in its sole discretion, have no obligation to approve and may disapprove, any changes to the Shell, Core and Site Construction Documents desired by Tenant.

Work Letter	100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 3

(v) Completion of the Non-TI Project Improvements. Landlord shall use commercially reasonable efforts to Substantially Complete the Shell and Core Improvements by October 27, 2017. For purposes of this Work Letter, the term “Substantially Complete”, “Substantially Completed” or “Substantial Completion” with regard to the Shell and Core Improvements shall mean the later to occur of (i) the substantial completion of construction of the Shell and Core Improvements in accordance with the Shell, Core and Site Construction Documents, as certified by the Project Architect, pursuant to and evidenced by a fully executed AIA G704 form signed by Landlord, Non-TI Construction Manager and the Project Architect, with the exception of any Punch List Items (as defined below), and (ii) the issuance by the City of Cambridge of a certificate of occupancy for the Shell and Core (unless such certificate is not available due to requirements of the Tenant Improvements in the Premises or improvements to other tenant spaces that in either case preclude issuance of a certificate of occupancy, in which case a certificate of occupancy shall not be a condition precedent to Substantial Completion, but Landlord shall obtain such a certificate when such requirements have been satisfied). Punch List Items shall be diligently completed by Landlord within a reasonable time, provided that Punch List Items which arise due to a delayed delivery of such Punch List Item or material portion thereof shall be completed no later than 60 days after Substantial Completion (except for items which cannot be completed until the Tenant Improvements are completed by Tenant, or for items affected by seasonal conditions, each of which shall be completed as soon as practicable). The term “Punch List Items” shall mean minor items of completion, correction or repair with respect to the Non-TI Project Improvements, which, by their nature, will not interfere with, or impair in any material respect, Tenant’s use or occupancy of or access to the Project, Building or Premises, including without limitation the Garage, for the purposes contemplated under the Lease, and which will not delay Tenant’s commencement of business operations in the Premises beyond the date that the Premises are Delivered to Tenant under Section 2(a) of the Lease. Following the Substantial Completion of the Shell and Core Improvements, Landlord shall use commercially reasonable efforts to complete any remaining Site Improvements that are not complete as of the date of Substantial Completion of the Shell and Core Improvements as soon as reasonably practicable, which for all seasonal components of the Site Improvements shall be prior to the end of the first full planting season that begins after the date of Substantial Completion of the Shell and Core Improvements.

2. Tenant Improvements.

(a) Tenant Improvements Defined. As used herein, “Tenant Improvements” shall mean all improvements to the Premises and permitted areas of the Project of a fixed and permanent nature as shown on the Tl Construction Drawings (as defined in Section 2(d) below). Other than Landlord’s Work (as defined in Section 3(a) below and its obligations in this Work Letter, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant’s use and occupancy.

(b) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that: (i) the construction manager for the Tenant Improvements shall be The Richmond Group (the “Tenant Improvements Construction Manager”) and any subcontractors for the Tenant Improvements shall be selected by Landlord, and (ii) R.E. Dinneen Architects & Planners shall be the architect (the “Tl Architect”) for the Tenant Improvements.

Work Letter	100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 4

(c) Tenant’s Design Program and Test Fit. The Tenant Improvements shall include the components listed in the “Tenant” column in the Landlord/Tenant Responsibility Matrix in Schedule 2(c)-1 (the “Landlord/Tenant Responsibility Matrix”) and Landlord/Tenant Utility Allocation Matrix attached to this Work Letter as Schedule 2(c)-2 (the “Landlord/Tenant Utility Allocation Matrix”). Prior to execution of this Lease, Tenant delivered to Landlord and the Tl Architect the outline specifications (the “Tl Design Program”) detailing Tenant’s requirements for the Tenant Improvements. On or before the later of (i) June 1, 2017, or (ii) the date that is 14 days after the date of this Lease, Landlord shall deliver to Tenant test fit plans (the “Test Fit”) consistent with the Tl Design Program. Within 5 business days of delivery of the Test Fit, Tenant shall deliver to Landlord its written comments and questions, on the Test Fit; provided, however, that, without submitting a Change Request, Tenant may not disapprove any matter that is consistent with the T! Design Program or that is consistent with any matter not objected to in any prior version of the Test Fit. Landlord shall review Tenant’s comments and questions and, within 10 business days of receipt of Tenant’s comments and questions, deliver a revised Test Fit to Tenant. Such process shall continue until Tenant and Landlord have approved the Test Fit in writing.

(d) Working Drawings. Not later than 75 days following the date of the written approval of the Test Fit by Landlord and Tenant, Landlord shall cause the Tl Architect to prepare and deliver to Tenant for review and comment the construction plans, specifications and drawings for the Tenant Improvements (“Tl Construction Drawings”), which Tl Construction Drawings shall be prepared substantially in accordance with the Tl Design Program and the Test Fit (together, the “Tl Design Drawings”) and comply in all respects with the Landlord/Tenant Responsibility Matrix, Landlord/Tenant Utility Allocation Matrix and the LEED standards attached hereto at Schedule 2(d). Tenant shall be solely responsible for ensuring that the Tl Construction Drawings reflect Tenant’s requirements for the Tenant Improvements. Tenant shall deliver its written comments on the Tl Construction Drawings to Landlord not later than 10 business days after Tenant’s receipt of the same; provided, however, that Tenant may not disapprove any matter that is consistent with the Tl Design Drawings without submitting a Change Request. Landlord and the Tl Architect shall consider all such comments in good faith and shall, within 10 business days after receipt, notify Tenant how Landlord proposes to respond to such comments, but Tenant’s review rights pursuant to the foregoing sentence shall not delay the design or construction schedule for the Tenant Improvements. Any disputes in connection with such comments shall be resolved in accordance with Section 2(e) hereof. Provided that the design reflected in the Tl Construction Drawings is consistent with the Tl Design Drawings, Tenant shall approve the Tl Construction Drawings submitted by Landlord, unless Tenant submits a Change Request. Once approved by Tenant, subject to the provisions of Section 4 below, Landlord shall not materially modify the Tl Construction Drawings except as may be reasonably required in connection with the issuance of the Tl Permit (as defined in Section 3(b) below).

(e) Approval and Completion. It is hereby acknowledged by Landlord and Tenant that the Tl Construction Drawings must be completed and approved not later than August 15, 2017 in order for the Landlord’s Work to be Tl Substantially Complete by the Target Commencement Date (as defined in the Lease). Upon any dispute regarding the design of the Tenant Improvements, which is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable out of the Tl Fund (as defined in Section 5(d) below), and (iii) Tenant’s decision will not affect the base Building, structural components of the Building or any Building systems. Any changes to the Tl Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

Work Letter	100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 5

3. Performance of Landlord’s Work for the Construction of the Tenant Improvements.

(a) Definition of Landlord’s Work. As used herein, “Landlord’s Work” shall mean the work of constructing the Tenant Improvements. In connection with Landlord’s Work, subject to Section 5 of this Work Letter, Landlord or the Tenant Improvements Construction Manager or its subcontractors shall purchase the materials and equipment called for by the Tl Construction Drawings.

(b) Commencement and Permitting. Landlord shall commence construction of the Tenant Improvements upon obtaining a building permit (the “Tl Permit”) authorizing the construction of the Tenant Improvements consistent with the Tl Construction Drawings approved by Tenant. The cost of obtaining the Tl Permit shall be payable from the Tl Fund. Tenant shall assist Landlord in obtaining the Tl Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing Landlord’s Work, or (iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

(c) Completion of Landlord’s Work. On or before the Target Commencement Date (subject to Tenant Delays and delays due to Force Majeure), Landlord shall substantially complete or cause to be substantially completed Landlord’s Work in a good and workmanlike manner, in accordance with the Tl Permit and the Tl Construction Drawings, with Landlord having obtained a certificate of occupancy and completed all inspections required for issuance of a certificate of occupancy, subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature that do not interfere with the use of the Premises (“Tl Substantially Complete”, “Tl Substantially Completed”, or “Tl Substantial Completion”). Upon Tl Substantial Completion of Landlord’s Work, Landlord shall require the Tl Architect and the Tenant . Improvements Construction Manager to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the Tl Permit); (ii) to comply with any request by Tenant for modifications to Landlord’s Work; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord’s Work.

(d) Selection of Materials. Where more than one type of material or structure is indicated on the Tl Construction Drawings approved by Landlord and Tenant, the option will be selected at Landlord’s sole and absolute subjective discretion. As to all building materials and equipment that Landlord is obligated to supply under this Work Letter, Landlord shall select the manufacturer thereof in its sole and absolute subjective discretion, unless a particular manufacturer has been specified in the Tl Construction Drawings or specifications contained therein.

(e) Delivery of the Premises. When Landlord’s Work is Tl Substantially Complete, subject to the remaining terms and provisions of this Section 3(e). Tenant shall accept the Premises. Tenant’s taking possession and acceptance of the Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or

Work Letter	100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 6

material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of Landlord’s Work with applicable Legal Requirements, or (iii) any claim that Landlord’s Work was not completed substantially in accordance with the Tl Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Construction Defect”). Tenant shall have one year after Tl Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts, fails to remedy such Construction Defect within such 30-day period, in which case Landlord shall continue to use reasonable efforts to cause such Construction Defect to be remedied. Notwithstanding any provision of the Lease or this Work Letter to the contrary, Tenant shall not be required to pay for the costs of correcting any Construction Defect of which Tenant has given Landlord written notice within the 1-year period as provided in this paragraph or any construction defect in the initial construction of the Building, whether directly or as part of Operating Expenses.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely out of the Tl Fund. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

(f) Commencement Date Delay. Except as otherwise provided in the Lease, Delivery of the Premises shall occur when Landlord’s Work has been Tl Substantially Completed, except to the extent that Tl Substantial Completion of Landlord’s Work shall have been actually delayed by any one or more of the following causes (“Tenant Delay”):

(i) Tenant’s Representative was not available to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

(ii) Tenant’s request for Change Requests (as defined in Section 4(a) below) whether or not any such Change Requests are actually performed;

(iii) Construction of any Change Requests;

(iv) Tenant’s request for materials, finishes or installations requiring unusually long

(v) Tenant’s delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

(vi) Tenant’s delay in providing information critical to the normal progression of Landlord’s Work. Tenant shall provide such information as soon as reasonably possible, but in no event longer than 5 business days after receipt of any request for such information from Landlord;

(vii) Tenant’s delay in making payments to Landlord for Excess Tl Costs (as defined in Section 5 below);

Work Letter	100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 7

(viii) Labor disharmony as a result of non-union labor employed by any contractor or subcontractor engaged by Tenant or any Tenant Party; or

(ix) Any other act or omission by Tenant or any Tenant Party (as defined in the Lease), or persons employed by any of such persons.

If Delivery is delayed for any of the foregoing reasons, then Landlord shall cause the Tl Architect to certify the date on which the Tenant Improvements would have been completed but for such Tenant Delay and such certified date shall be the date of Delivery. Landlord shall take such measures as Landlord determines are commercially reasonable under the circumstances, without cost or expense to Landlord, to mitigate the effects of any Tenant Delay.

4. Changes. Any changes requested by Tenant to the Tenant Improvements after the delivery and approval by Landlord of the Tl Design Drawings shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the Tl Architect, such approval not to be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Request for Changes. If Tenant shall request changes to the Tenant Improvements (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid from the Tl Fund to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord’s Work will be Tl Substantially Complete. Any such delay in the completion of Landlord’s Work caused by a Change, including any suspension of Landlord’s Work while any such Change is being evaluated and/or designed, shall be Tenant Delay.

(b) Implementation of Changes. If Tenant: (i) approves in writing the cost or savings and the estimated extension in the time for completion of Landlord’s Work, if any, and (ii) deposits with Landlord any Excess Tl Costs required in connection with such Change, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the Tl Architect’s determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

5. Costs.

(a) Budget for Tenant Improvements. Before the commencement of construction of the Tenant Improvements, Landlord shall obtain a detailed breakdown by trade of the costs incurred or that will be incurred in connection with the design and construction of the Tenant Improvements (the “Budget”). The Budget shall be based upon the Tl Construction Drawings approved by Tenant and shall include a payment to Landlord of administrative rent (“Administrative Rent”) equal to 3% of the Tl Costs for managing, monitoring, and inspecting the

Work Letter	100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 8

construction of the Tenant Improvements and Changes, which sum shall be payable from the Tl Fund (as defined in Section 5(d)). Administrative Rent shall include, without limitation, all out-of-pocket costs, expenses and fees incurred by or on behalf pf Landlord arising from, out of, or in connection with monitoring the construction of the Tenant Improvements and Changes, and shall be payable out of the Tl Fund. Administrative Rent shall also include the costs of utilities used in the Premises, and during the period of construction of the Tenant Improvements through the date that the Tenant Improvements are Tl Substantial Completed, Tenant shall not be charged separately for such utilities used in the Premises. If the Budget is greater than the Tl Allowance, the Tl Costs (as defined below) shall be funded on a pari passu basis as costs are incurred in accordance with Section 5(e) below.

(b) Tl Allowance. Landlord shall make available for the payment of the Tl Costs a tenant improvement allowance (the “Tl Allowance”) of $190.00 per rentable square foot of the Premises; or $4,349,100.00 in the aggregate. Within 5 business days of receipt of the Budget from Landlord, Tenant shall notify Landlord how much of the Tl Allowance Tenant has elected to receive from Landlord. Such election shall be final and binding on Tenant, and may not thereafter be modified without Landlord’s consent, which may be granted or withheld in Landlord’s sole and absolute subjective discretion. The Tl Allowance shall be disbursed in accordance with this Work Letter.

Tenant shall have no right to the use or benefit (including any reduction to or payment of Base Rent) of any portion of the Tl Allowance not required for the construction of (i) the Tenant Improvements described in the Tl Construction Drawings approved pursuant to Section 2(d) or (ii) any approved Changes pursuant to Section 4.

(c) Test Fit Allowance. Landlord shall make available for the payment of the costs of the Test Fit a test fit allowance (the “Test Fit Allowance”) of $0.10 per rentable square foot of the Premises, or $2,289.00 in the aggregate, as provided herein, for the preparation of initial Test Fit and revisions thereto. Landlord shall have no obligation to bear any portion of the cost of the Test Fit in excess of the Test Fit Allowance, and Tenant shall pay Landlord for any costs of the Test Fit in excess of the Test Fit Allowance within 10 business days of the date of invoice therefor. The Test Fit Allowance shall not be included in the Tl Allowance.

(d) Costs Includable in Tl Fund. The Tl Fund (as defined in Section 5(e) below) shall be used solely for the payment of the design, planning, engineering, permitting and construction costs in connection with the construction of the Tenant Improvements, including, without limitation, the cost of preparing the Tl Design Drawings and the Tl Construction Drawings, all costs set forth in the Budget, including Landlord’s Administrative Rent, Landlord’s out-of-pocket expenses, costs resulting from Tenant Delays and the cost of Changes (collectively, “Tl Costs”). Notwithstanding anything to the contrary contained herein, the Tl Fund shall not be used to purchase any furniture, personal property or other non-building system materials or equipment, including, but not limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements.

(e) Excess Tl Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the Tl Allowance and Landlord’s obligations with respect to any Construction Defect subject to and in accordance with Section 3(e) above. If at any time the remaining Tl Costs under the then-current Budget exceed the remaining unexpended Tl Allowance (such excess sometimes referred to herein as “Excess Tl Costs”), each party’s obligations for payment shall be as set forth in this Section 5(e) and in Section 5(f). The Tl Allowance and Excess Tl Costs are herein referred to as the “Tl Fund.” As used in this

Work Letter	100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 9

Work Letter, “Landlord’s Portion” shall equal the Tl Allowance. For purposes of this Work Letter, “Landlord’s Proportionate Share” shall mean a fraction, the numerator of which shall be the Landlord’s Portion and the denominator of which shall be the then-current Budget. If at any time Tl Costs under the then-current Budget exceed the Tl Allowance, the difference shall be referred to herein as “Tenant’s Portion.” For purposes of this Work Letter, “Tenant’s Proportionate Share” shall mean a fraction, the numerator of which is Tenant’s Portion and the denominator of which is the then-current Budget. Upon notice to Tenant, Landlord may equitably adjust Landlord’s Proportionate Share and Tenant’s Proportionate Share from time to time based on changes in the anticipated Tl Costs. After the end of each calendar month, beginning with the month in which Landlord obtains the Budget: (i) Landlord shall determine the Tl Costs incurred for the prior calendar month (and if applicable, for the period prior to Lease execution) (collectively, the “Total Monthly Costs”), (ii) Tenant shall reimburse Landlord within the time period set forth in Section 5(f) below for Tenant’s Proportionate Share of Total Monthly Costs, and (iii) Landlord shall pay Landlord’s Proportionate Share of Total Monthly Costs.

(f) Funding Requisition; Reconciliation; Timely Payment. Landlord shall submit to Tenant monthly during the performance of the Tenant Improvements a report (each, a “Reimbursement Notice”) setting forth in reasonable detail: (i) a computation of the Tl Costs incurred during the prior calendar month, including without limitation costs relating to all requested Changes; (ii) the then-current cumulative Tl Costs; and (iii) Landlord’s calculation of the parties’ respective responsibilities for payment of such costs for such month (i.e., the estimated amounts of Tenant’s Portion and/or Landlord’s Portion due for such month). Each month, Landlord shall prepare a reconciliation of actual Tl Costs with Tl Costs in accordance with the Budget for which Tenant has advanced Tenant’s Proportionate Share, and: (x) in the event of any overpayment by Tenant, then, solely to the extent of any Tenant’s Proportionate Share that Tenant has actually deposited with Landlord, such overpayment shall be credited against the amounts next due hereunder unless construction of the Tenant Improvements is completed, in which case such overpayment shall be promptly refunded to Tenant; and (y) in the event of an underpayment by Tenant, Tenant shall, as a condition precedent to Landlord’s obligation to complete the Tenant Improvements, reimburse Landlord therefor within thirty (30) days of receipt of a Reimbursement Notice. Notwithstanding anything to the contrary set forth in this Section, Tenant shall be fully and solely liable for Tl Costs and the costs of Changes and Minor Variations in excess of the Tl Allowance. Reimbursement Notices may be sent at the beginning of a calendar month for the prior calendar month and shall be submitted no later than the end of each calendar month for the prior calendar month. Upon final completion of the Tenant Improvements (including all Punch List Items), Landlord shall prepare a final reconciliation consisting of a reconciliation of the total costs of the Tenant Improvements. Tenant shall pay to Landlord the amount of Tenant’s Proportionate Share of Total Monthly Costs as set forth in each Reimbursement Notice within thirty (30) days of receipt of each Reimbursement Notice (or such lesser period as may be required to enable Landlord to comply with the Massachusetts “Prompt Pay” legislation). Such payment by Tenant shall be a condition precedent to Landlord’s obligation to complete the Tenant Improvements. If Tenant fails to pay Tenant’s Proportionate Share of Total Monthly Costs as set forth in any Reimbursement Notice within such period, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge, each in accordance with the terms of the Lease). For purposes of any claim made or litigation instituted with regard to Tenant’s Proportionate Share of Total Monthly Costs, such amounts shall constitute Rent under the Lease.

Work Letter	100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 10

6. Tenant Access.

(a) Tenant’s Access Rights. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense, to the Building (i) 30 days prior to the Commencement Date to perform any work (“Tenant’s Work”) required by Tenant other than Landlord’s Work, provided that such Tenant’s Work is coordinated with the Tl Architect and the Tenant Improvements Construction Manager, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of Landlord’s Work, to inspect and observe work in process; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Premises or the Project unless and until Tenant shall deliver to Landlord evidence reasonably satisfactory to Landlord demonstrating that any insurance reasonably required by Landlord in connection with such pre-commencement access (including, but not limited to, any insurance that Landlord may require pursuant to the Lease) is in full force and effect. Any entry and access by Tenant shall comply with all established safety practices of the Tenant Improvements Construction Manager and Landlord.

(b) No interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord’s Work or the work on the Non-TI Project Improvements, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right, in addition to other rights and remedies under the Work Letter or Lease, to exclude Tenant and/or any Tenant Party from the Premises and the Project until Tl Substantial Completion of Landlord’s Work.

(c) Labor Harmony. Tenant agrees that any work performed by or on behalf of Tenant or any Tenant Party shall be performed in such manner and by such persons as shall maintain harmonious labor relations at the Project. If labor disharmony arises as a result of non-union labor employed by a subcontractor or other contractor engaged by Tenant or any Tenant Party, and such labor disharmony causes a delay in the construction of the Non-TI Project Improvements or Landlord’s Work, such delay shall be a Tenant Delay under this Work Letter. If labor disharmony arises as a result of a contractor or subcontractor engaged by Tenant or any Tenant Party, or if Landlord reasonably believes that a contractor or subcontractor employed by Tenant or any Tenant Party will cause labor disharmony in the Project, Landlord shall have the right, in addition to other rights and remedies under the Work Letter or Lease, to exclude from the Premises and Project such contractor or subcontractor employed by Tenant or any Tenant Party.

(d) No Acceptance of Premises. The fact that Tenant may, with Landlord’s consent, enter into the Project prior to the date Landlord’s Work is Tl Substantially Complete for the purpose of performing Tenant’s Work shall not be deemed an acceptance by Tenant of possession of the Premises, but in such event Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party.

7. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

Work Letter	100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 11

(b) Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

(c) Default. Notwithstanding anything set forth herein or in the Lease to the contrary, Landlord shall not have any obligation to perform any work hereunder or to fund any portion of the Tl Fund during any period Tenant is in Default under the Lease.

List of Schedules attached to this Work Letter:

Schedule 1(c)(iii) - List of Shell, Core and Site Construction Documents

Schedule 2(c)-1 - Landlord/Tenant Responsibility Matrix

Schedule 2(c)-2 - Landlord/Tenant Utility Allocation Matrix

Schedule 2(d) - LEED Standards

[remainder of page intentionally left blank]

Work Letter	100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 1

Schedule 1(c)(iii)

List of Shell, Core and Site Construction Documents

(attached)

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
DRAWINGS
GENERAL
A000	DRAWING LIST	05/06/15	Bull. No. 067BMS	11/11/16
A000A	DRAWING LIST		Bull. No. 067BMS	11/11/16
A000B	ACTIVE DRAWING LIST		Bull. No. 068	1/20/17
GEOTECHNICAL
GT-1.0	UNDERSLAB DRAINAGE PLAN	05/06/15	Final CD Set	5/6/15
CIVIL
C-N	PR6JECTN0TES	05/06/15	Final CD Set	5/6/15
C-l	EXISTING CONDITIONS PLAN -100 BINNEY STREET	05/06/15	Final CD Set	5/6/15
C-2	SITE PREPARATION PLAN	05/06/15	Final CD Set	5/6/15
C-2A	EROSION AND SEDIMENT CONTROL PLAN	05/06/15	Final CD Set	5/6/15
C-3	BUILDING LAYOUT PLAN	05/06/15	Add’m2	5/29/15
C-4	COMPOSITE UTILITY PLAN -100 BINNEY	05/06/15	ASI-018	6/16/16
C-5	ELECTRIC UTILITY PROFILE PLAN-100 BINNEY	05/06/15	ASI-017	6/16/16
C-6	PRESSURE UTILITY PLAN-100 BINNEY	05/06/15	ASI-053	3/24/17
C-7	GRAVITY PLAN-100 BINNEY STREET	05/06/15	ASI-017	6/16/16
C-9	DETAIL SHEET #1	05/06/15	Final CD Set	5/6/15
C-10	DETAIL SHEET #2	05/06/15	Final CD Set	5/6/15
C-11	DETAIL SHEET #3	05/06/15	Bull. No. 060	5/2/16
C-12	DETAIL SHEET #4	05/06/15	Bull. No. 031BMS	1/19/16
TRANSPORTATION
T-1	LEGEND AND GENERAL NOTES	05/06/15	Bull. No. 006	9/18/15
T-2	CONSTRUCTION PLAN	05/06/15	Bull. No. 006	9/18/15
T-3	ALIGNMENT AND GRADING PLAN	05/06/15	Bull. No. 006	9/18/15
T-4	TRAFFIC AND SIGNAGE PLAN	05/06/15	Bull. NO. 006	9/18/15
T-5	DETAILS	05/06/15	Bull. No. 006	9/18/15
LANDSCAPE
L000	LANDSCAPE ARCHITECTURAL NOTES AND	05/06/15	Final CD Set	5/6/15
L100	MATERIALS PLAN	05/06/15	ASI-049R1	4/28/17
L200	LAYOUT PLAN	05/06/15	ASI-049R1	4/28/17
L201	LAYOUT ENLARGEMENT PLAN A	05/06/15	ASI-049	4/14/17
L202	LAYOUT ENLARGEMENT PLAN B	05/06/15	ASI-049	9/18/15
L203	LAYOUT ENLARGEMENT PLAN C	05/06/15	Bull. No. 006	9/18/15
L204	LAYOUT ENLARGEMENT PLAN D	05/06/15	ASI-049R1	4/28/17
L205	LAYOUT ENLARGEMENT PLAN E	05/06/15	ASI-049R1	4/28/17
L206	LAYOUT DETAILS	05/06/15	ASI-049	4/14/17
L207	LAYOUT - CATENARY LIGHTING	05/06/15	Bull. No. 060	5/2/16
L300	GRADING PLAN	05/06/15	ASI-049R1	4/28/17
L400	PLANTING SOIL PLAN	05/06/15	ASM349R1	4/28/17
L401	SOIL AERATION PIPE PLAN	05/06/15	ASI-049R1	4/28/17
L402	PLANTING SOIL DETAILS	05/06/15	Final CD Set	5/6/15
L403	AERATION’DETAILS	05/06/15	Final CD Set	5/6/15

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
L500	PLANTING PLAN	05/06/15	ASI-049R1	4/28/17
L501	PLANTING ENLARGEMENTS	05/06/15	ASI-049R1	4/28/17
L502	PLANTING DETAILS	05/06/15	Final CD Set	5/6/15
L600	SITE SECTIONS REFERENCE PLAN	05/06/15	ASI-049R1	4/28/17
L601	SITE SECTIONS A, B, C	05/06/15	ASI-049	4/14/17
L602	SITE SECTIONS D, E	05/06/15	ASI-049	4/14/17
L603	SITE SECTIONS F, 6	05/06/15	ASI-049	4/14/17
L604	SITE SECTIONS H-M	05/06/15	Final CD Set	5/6/15
L605	SITE SECTIONS N, 0, P	05/06/15	ASI-049	4/14/17
L606	SITE SECTIONS Q, R, S	05/06/15	ASI-049	4/14/17
L701	PAVEMENT DETAILS	05/06/15	ASI-049	4/14/17
L702	PAVEMENT DETAILS	05/06/15	Add’m 2	5/29/15
L801	SITE DETAILS - FURNISHINGS	05/06/15	Add’m 2	5/29/15
L802	SITE DETAILS - METAL BENCH	05/06/15	Final CD Set	5/6/15
L803	SITE DETAILS - METAL BENCH	05/06/15	Final CD Set	5/6/15
L804	SITE DETAILS - PLANT BED RAIL	05/06/15	Bull. No. 006	9/18/15
L805	SITE DETAILS-BIKE RACK	05/06/15	Add’m 2	5/29/15
1101	IRRIGATION PLAN	05/06/15	Bull. No. 060	5/2/16
1102	IRRIGATION DETAILS	05/06/15	Final CD Set	5/6/15
1103	IRRIGATION PUMP SYSTEM	05/06/15	Final CD Set	5/6/15
ARCHITECTURAL
A001	GENERAL NOTES, ABBREVIATIONS, SYMBOLS	05/06/15	Final CD Set	5/6/15
A002	PERSPECTIVES	05/06/15	Bull. No. 001R1	8/28/15
A003	STUDY VIEWS	05/06/15	Bull. No. 001 Ft 1	8/28/15
A010	CODE SUMMARY	05/06/15	Final CD Set	5/6/15
A011	LIFE SAFETY PLANS LEVEL B3 - LEVEL 1	05/06/15	ASI-031	11/25/16
A012	LIFE SAFETY’PLANS LEVEL 2 - LEVEL 6	05/06/15	Bull, No. 067BMS	li/li/16
A013	LIFE SAFETY PLANS LEVEL 7 - LEVEL M2	05/06/15	Bull. No. 065	7/5/16
A020	THERMAL INSULATION PLAN DIAGRAMS LEVELS 1, 2,3 AND 4	05/06/15	Final CD Set	5/6/15
A021	THERMAL INSULATION PLAN DIAGRAM LEVELS 5,6,7 AND Ml	05/06/15	Final CD Set	5/6/15
A022	THERMAL INSULATION PLAN DIAGRAM LEVELS M2 AND ROOF	05/06/15	Final CD Set	5/6/15
A030	SPRAY FIRE-RESISTANCE MATERIAL (SFRM) LEVELS B3 -1	05/06/15	Final CD Set	5/6/15
A031	SPRAY FIRE-RESISTANCE MATERIAL (SFRM) LEVELS 2-5	05/06/15	Final CD Set	5/6/15
A032	SPRAY FIRE RESISTANCE MATERIAL (SFRM) LEVELS 6-9	05/06/15	Final CD Set	5/6/15
A033	SPRAY FIRE-RESISTANCE MATERIAL (SFRM) LEVELS 10-RF	05/06/15	Final CD Set	5/6/15
A040	GARAGE PLANS AND SECTIONS WATERPROOFING DIAGRAMS	05/06/15	Bull. No. 005	8/18/15
A041	GARAGE AND LOADING DOCK TRAFFIC COATING DIAGRAMS	05/06/15	Bull. No. 047	5/18/16
A1B3S	LEVEL B3 SLAB EDGE PLAN	05/06/15	Bull. No. 038	12/3/15

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
A1B2S	LEVEL B2 SLAB EDGE PLAN	05/06/15	Bull NO. 056	4/8/16
A1B1S	LEVEL B1 SLAB EDGE PLAN	05/06/15	Bull. No. 047	5/18/16
A101S	LEVEL 1 SLAB EDGE PLAN	05/06/15	ASI-015	6/8/16
	CIP Crash Waif on Slab Edge Plan @ Level 1	11/04/15	Bull. No. 0O1R1	11/4/15
	Level i Slab edge at garage intake	11/13/15	Bull’. No. 001R1	11/13/15
A101SA	LEVEL 1 PARTIAL SLAB EDGE PLAN	05/06/15	ASI-015	6/8/16
A102S	LEVEL 2 SLAB EDGE PLAN	05/06/15	ASI-015	6/8/16
A103S	LEVEL 3 SLAB EDGE PLAN	05/06/15	Bull. No. 032BMS	8/28/15
A104S	LEVEL4 SLAB EDGE PLAN	05/06/15	Bull. No. 001R1.	2/2/16
	Level 4 and Level 6 Slab Edges		Bull. No. 001R1	1/0/00
A105S	LEVEL 5 SLAB EDGE PLAN	05/06/15	Bull. No. 001R1	8/28/15
A106S	LEVEL 6’SLAB EDGE PLAN	05/66/15	Bull. No. 061	4/6/16
A107S	LEVEL 7 SLAB EDGE PLAN	05/06/15	Bull. No. 001R1	8/28/15
	Level 7 Northwest Edge of Slab (8-10 Similar}		But). No. 001R1	1/0/00
A1085	LEVEL 8 SLAB EDGE PLAN	05/06/15	Bull. No. 001R1	8/28/15
A109S	LEVEL 9 SLAB EDGE PLAN	05/06/15	Bull. No. 001R1	8/28/15
A110S	LEVEL 10 SLAB EDGE PLAN	05/06/15	Bull. No. 001R1	8/28/15
A111S	LEVEL Ml SLAB EDGE PLAN	05/06/15	Bull. NO. 017	11/4/15
A112S	LEVEL M2 SLAB EDGE PLAN	05/06/15	Bull. No. 001R1	8/28/15
A113S	ROOF SLAB EDGE PLAN		Bull. No. 039	2/18/16
A1B3	LEVEL B3 PLAN	05/06/15	Bull. No. 065	7/5/16
A1B2	LEVEL B2 PLAN	05/06/15	ASI-02S	10/6/16
A1B1	LEVEL B1 PLAN	05/06/15	Bulletin’072	3/14/17
A101	LEVEL 1 PLAN	05/06/15	ASI-049	4/14/17
A102	LEVEL 2 PLAN	05/06/15	Bull. No,067BMS	11/11/16
	Elevator 9 Typical Plan (Updated in Bull. No. 049)		Bull. No. 001R1	2/9/16
A103	LEVEL 3 PLAN	05/06/15	ASI-009	5/4/16
	Curb and Waterproofing for Vortex Strainers in Plumbing Rm		Bull. No. 024BMS	12/4/15
A104	LEVEL 4 PLAN	05/06/15	ASI-009	5/4/16
	Precast dimensions			1/0/00
A105	LEVEL 5 PLAN	05/06/15	Bull. No. 056	4/8/16
	Precast dimensions			1/6/00
A106	LEVEL 6 PLAN	05/06/15	Bull. No. 064	5/19/16
	Precast dimensions			1/0/00
A107	LEVEL 7 PLAN	05/06/15	Bull. No. 056	4/8/16
	Precast dimensions			1/0/00
A108	LEVEL 8 PLAN	05/06/15	Bull. No. 056	4/8/16
	Precast dimensions			1/0/00
A109	LEVEL 9 PLAN	05/06/15	Bull. No. 056	4/8/16
	Precast dimensions			1/0/00
A110	LEVEL 10 PLAN	05/06/15	Bull. No. 056	4/8/16
	Precast dimensions			1/0/00
A111	LEVEL Ml PLAN	05/06/15	Bull. No. 052R1	12/22/16

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
A111a	LEVEL Ml WINDOW WASHING ANCHOR PLAN		ASI-010	8/18/16
A112	LEVEL M2 PLAN	05/06/15	Bull. No. 071	4/7/17
A113	ROOF PLAN	05/06/15	Bull. No. 039	2/18/16
A12B3	LEVEL B3RCP	05/06/15	Bull. No. 047	5/18/16
A12B2	LEVEL B2 RCP	05/06/15	Bull. No. 047	5/18/16
A12B1	LEVEL B1RCP	05/06/15	ASI-056	4/13/17
A121	LEVEL 1 RCP	05/06/15	ASi-060	4/14/17
A121B	LEVEL 1 ENLARGED RCP	05/06/15	Bull. No. 044	3/25/16
A122	LEVEL 2 RCP	05/06/15	ASi-050	3/23/17
A124	LEVEL 4 RCP (LEVELS 3-5 SIM INTERIOR)	05/06/15	ASI-009	5/4/16
A126	LEVEL 6 RCP (LEVELS 7-10 SIM INTERIOR)	05/06/15	Bull No. 056	4/8/16
A126B	Level 8 RCP		Bull No. 056	4/8/16
A127	LEVEL M1 RCP	05/06/15	Bull No. 052	4/4/16
A128	LEVEL M2 RCP	05/06/15/	Bull No. 052	4/4/16
A201	BUILDING ELEVATION NORTH	05/06/15	Bull No. 057	4/5/16
Typical Glass Type Location
Glass Types Legend
A201A	BUILDING ELEVATION NORTH CURTAIN WALL PATTERN RHYTHM	05/06/15	Bull. No. 029	12/22/15
A202	BUILDING ELEVATION SOUTH	05/06/15	ASI-042	2/9/17
Valance
A202A	BUILDING ELEVATION SOUTH CURTAIN WALL PATTERN RHYTHM
A203	BUILDING ELEVATION EAST	05/06/15	ASI-042	2/9/17
A203A	BUILDING ELEVATION EAST CURTAIN WALL PATTERN RHYTHM	05/06/15	Bull. No. 029R1	1/28/16
A204	BUILDING ELEVATION WEST	05/06/15	ASI-010	8/18/16
A204A	BUILDING ELEVATION WEST CURTAIN WALL PATTERN RHYTHM	05/06/15	Bull No. 029R1	1/28/16
A205	LIGHTING ELEVATIONS	05/06/15	Bull No.051	4/5/16
A206	PENTHOUSE ELEVATIONS	05/06/15	Bull No. 057	4/5/16
A301	BUILDING SECTION	05/06/15	Final CD Set	5/5/16
A302	CROSS SECTION	05/06/15	Final CD Set	5/5/16
A303	BUILDING SECTIONS	05/06/15	Final CD Set	5/6/15
A304	SECTIONS – GARAGE RAMP	05/06/15	Bull. No 001R1	8/28/15
A401A	WALL SECTIONS AND ENLARGED ELEVATIONS	05/06/15	Bull No. 029R1	1/28/16
A401B	WALL SECTIONS AND ENLARGED ELEVATIONS	05/06/15	Bull. No. 029	12/22/15
A402	WALL SECTIONS AND ENLARGED ELEVATIONS	05/06/15	ASI-016	6/14/16
A403A	WALL SECTIONS AND ENLARGED ELEVATIONS	05/06/15	Bull No 029R1	1/28/16
A403B	WALL SECTIONS AND ENLARGED ELEVATIONS	05/06/15	Bull. No. 029R1	1/28/16

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
A404	WALL SECTIONS AND ENLARGED ELEVATIONS	05/06/15	ASI-015	6/8/16
A405	WALL SECTIONS AND ENLARGED ELEVATIONS	05/06/15	Bull. No.029R1	1/28/16
A406	WALL SECTIONS AND ENLARGED ELEVATIONS	05/06/15	Bull No. 029R1	1/28/16
A411	LOADING DOCK SECTION	05/06/15	ASI-031	11/25/16
A420	PERFORMANCE MOCK-UP DETAILS		Bull. No 029R1	8/6/15
	Elevation Detail of 35% Privacy Frit			8/6/15
	Section Through Curtainwall-Typical Parapet			1/0/00
A421	PERFORMANCE MOCK-UP BRICK COURSING DETAILS		Bull No. 007R1	12/3/15
A451	ENLARGED PLANS	05/06/15	Final CD Set	5/6/15
A452	ENLARGED PLANS	11/04/15	ASI-029	10/13/16
	Steel at Entry Vestibule	11/04/15		11/4/15
A453	ENLARGED PLANS	05/06/15	Bull No. 029	12/22/15
A454	ENLARGED PLANS	05/06/15	ASI-007	4/11/16
A455	ENLARGED PLANS	05/06/15	ASI-009	5/4/16
A456	ENLARGED PLANS	05/06/15	Bull. No. 029R1	1/28/16
A457	ENLARGED PLANS	05/06/15	ASI-007	4/11/16
A458	ENLARGED PLANS	05/06/15	ASI-015	6/8/16
A459	ENLARGED PLANS	05/06/15	ASI-020	8/18/16
A501	EXTERIOR SECTION DETAILS - CURTAINWALL	05/06/15	Bull. No. 061	4/6/16
A502	EXTERIOR SECTION DETAILS - PRECAST PANELS	05/06/15	Bull. No. 029R1	1/28/16
A503	EXTERIOR SECTION DETAILS - METAL PANEL AND STONE VENEER	05/06/15	ASI-007	4/11/16
A504	EXTERIOR SECTION DETAILS	05/06/15	ASI-007	4/11/16
A504A	EXTERIOR SECTION DETAILS AT ENTRY CANOPY		Bull. No. 029	12/22/15
A505	EXTERIOR SECTION DETAILS - AT GRADE	05/06/15	ASI-006	4/12/16
A506	EXTERIOR SECTION DETAILS - MISC	05/06/15	ASI-049	4/14/17
A507	WEST FACADE EXTERIOR DETAILS	05/06/15	ASI-006	4/12/16
A508	TYPICAL ROOF DETAILS	05/06/15	Bull. No. 001R1	8/28/15
A509	FOUNDATION WATERPROOFING DETAILS		Bull. No. 005	8/18/15
A551	EXTERIOR PLAN DETAILS	05/06/1S	ASI-015	6/8/16
A552	EXTERIOR PLAN DETAILS	05/06/15	ASI-007	4/11/16
A553	EXTERIOR PLAN DETAILS	05/06/15	ASI-009	5/4/16
A600	MOUNTING HEIGHT DETAILS	05/06/15	Bull. NO. 001R1	8/28/15
A601	ENLARGED LEVEL 1 PLAN	05/06/15	ASI-031	11/25/16
A602	ENLARGED LEVEL 2 PLAN	05/06/15	Bull. No. 067BMS	11/11/16
A603	TYPICAL CORE PLAN - LEVELS 3-10	05/06/15	ASI-046	3/1/17
A6B3F	LEVEL B3 FINISHES PLAN	05/06/15	Bull. No. 044R1	5/27/16
A6B2F	LEVEL B2 FINISHES PLAN	05/06/15	Bull. No. 047	5/18/16
A6B1F	LEVEL B1 FINISHES PLAN	05/06/15	Bull. No. 044R1	5/27/16

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
A601F	ENLARGED LEVEL 1 FINISHES PLAN	05/06/15	Bull. NO. 052R1	12/22/16
A602F	ENLARGED LEVEL 2 FINISH PLAN	05/06/15	Bull. NO. 070	2/21/17
A603F	ENLARGED TYPICAL CORE FINISHES PLAN LEVELS 3-10	05/06/15	ASI-048	3/8/17
A610	INTERIOR ELEVATIONS AT LOBBY	05/06/15	Bull. No. 070	2/21/17
A611	INTERIOR ELEVATIONS	05/06/15	ASI-022	8/23/16
A612	TYPICAL RESTROOM PLANS AND INTERIOR ELEVATIONS	05/06/15	ASI-046	3/1/17
A612A	RESTROOM PLANS AND INTERIOR FINISHES		ASI-020	8/18/16
A613	TYPICAL GARAGE LOBBY PLAN AND INTERIOR ELEVATIONS	05/06/15	Bull. No. 056	4/8/16
A614	SHOWER AND LOCKER ROOMS	05/06/15	Bull. No. 001R1	8/28/15
A615	VAULT ROOM PLAN	05/06/15	Add’m 2	5/29/15
A616	SECTIONS AT CORRIDOR B119 & GARAGE EXHAUST	05/06/15	ASI-009	5/4/16
A620	LEVEL 1 GARAGE ENTRY PLAN	05/06/15	Bull. No. 001R1	8/28/15
A621	LEVEL B1 - GARAGE ACCESS ISLAND	05/06/15	Bull.No.01Rl	8/28/15
A625	LEVEL B3-STRIPING PLAN	05/06/15	Bull. No. 0047	5/18/16
A626	LEVEL B2-STRIPING PLAN	05/06/15	ASI-045	2/24/17
A627	LEVEL B1-STRIPING PLAN	05/06/15	Bull. No. 047	5/18/16
A630	LOBBY INTERIOR DETAILS	05/06/15	Bull. No. 070	2/21/17
A630A	LOBBY RECEPTION DESK & PERFORATED PANELS		ASI-025	9/21/16
A631	LOBBY INTERIOR DETAILS	05/06/15	Bull. No. 070	2/21/17
A631A	COMMUNITY TABLE MILLWORK		Bull. No. 044	3/25/16
A635	ELEVATOR CAB DETAILS	05/06/15	Bull. No. 044R2	6/24/16
A650	PARTITION TYPES	05/06/15	Bull. No. 065	7/5/16
A660	ROOM FINISH SCHEDULE		ASI-048	3/8/17
A701	STAIR 1 SECTIONS AND PLANS	05/06/15	ASI-064	4/25/17
A702	STAIR 2 SECTIONS AND PLANS	05/06/15	ASI-064	4/25/17
A703	STAIR SECTIONS AND PLANS		ASI-027	10/3/16
A704	COOLING TOWER GRATING DETAILS		Bulletin No. 071	4/7/17
A750	TYPICAL STAIR DETAILS	05/06/15	Final CD Set	5/6/15
A760	ELEVATOR PLANS AND SECTIONS		Bull. No. 002R1	11/3/15
A761	ELEVATOR PLANS AND SECTIONS		ASI-028	10/6/16
A762	ELEVATOR PLANS AND SECTIONS		ASI-028	10/6/16
A802	DOOR SCHEDULE, DOOR AND FRAME TYPES	05/06/15	ASI-040	3/2/17
A803	TYPICAL DOOR FRAME AND FLOORING DETAILS	05/06/15	ASI-023	9/2/16
A804	DOOR DETAILS		ASI-010R1	9/1/16
A810	PRECAST PANELS	05/06/15	Bull, NO. 029	12/22/15
A811	PRECAST PANELS	05/06/15	Bull. No. 029	12/22/15
A812	BRICK COURSING ELEVATIONS - WEST AND SOUTH		Bull. No. 029R1	1/28/16
A813	BRICK COURSING ELEVATIONS - SOUTH		Bull. No. 029	12/22/15

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
A814	BRICK COURSING ELEVATION - EAST		Bull. No. 029	12/22/15
A815	CURTAINWALL DATUMS		Bull. No. 029R1	1/28/16
A820	UNITIZED CURTAIN WALL TYPES		Bull. No. 029	12/22/15
A821	U NITIZED CU RTAIN WALL TYPES	05/06/15	Bull. No. 029	12/22/15
A822	UNITIZED CURTAIN WALL TYPES	05/06/15	Bull. No. 029R1	1/28/16
A823	UNITIZED CURTAIN WALL TYPES	05/06/15	Bull. No. 029	12/22/15
A824	UNITIZED CURTAIN WALL TYPES	05/06/15	Bull. No. 029	12/22/15
A825	UNITIZED CURTAIN WALL TYPES	05/06/15	Bull. No. 029R1	1/28/16
A826	UNITIZED CURTAIN WALL TYPES	05/06/15	Bull. No. 029R1	1/28/16
A827	UNITIZED CURTAIN WALL TYPES	05/06/15	Bull. No. 029R1	1/28/16
A828	U NITIZED CURTAIN WALL TYPES		Bull. No. 029R1	1/28/16
A829	UNITIZED CURTAIN WALL TYPES		Bull. No. 029R1	1/28/16
A830	UNITIZED CURTAIN WALL TYPES		Bull. No. 029R1	1/28/16
ELEVATORS
VT01	GENERAL ELEVATOR INFORMATION		Bull. No. 002R1	11/3/15
VT02	PLANS AND HOISTWAY SECTION - ELEVATORS 1-6		Bull. No. 002R1	11/3/15
VT03	PLANS AND HOISTWAY SECTION - ELEVATORS 7-8		Bull. No, 002R1	11/3/15
VT04	PLANS AND HOISTWAY SECTION - ELEVATOR 9		Bull. No. 049	3/2/16
VTOS	PLANS AND HOISTWAY SECTION - ELEVATOR 10		Bull. No. 002R1	11/3/15
VT06	PLANS AND HOISTWAY SECTION - ELEVATOR 11		Bull. No. 002R1	11/3/15
STRUCTURAL
S001	DRAWING INDEX	05/06/15	Add’m 2	5/29/15
	Detail @ Embed Interference w/Slurry Wall Joint			8/7/15
S002	GENERAL NOTES	05/06/15	Bull. No. 010	8/7/15
S1B3	LEVEL B3 FOUNDATION PLAN	05/06/15	Bull. No. 033	11/13/15
S1B2	LEVEL B2 FRAMING PLAN	05/06/15	Bull. No. 047	5/18/16
S1B1	LEVEL B1 FRAMING PLAN	05/06/15	Bull. No. 047	5/18/16
S101	LEVEL 1 FRAMING PLAN	05/06/15	Bull. No. 044	3/25/16
S101a	PARTIAL FRAMING PLANS	05/06/15	Bull. No. 043	2/22/16
S101b	LANDSCAPE CATENARY LIGHTING PARTIAL PLANS	05/06/15	ASI-47	3/17/17
S102	LEVEL 2 FRAMING PLAN	05/06/15	ASI-015	6/8/16
S103	LEVEL 3 FRAMING PLAN	05/06/15	Bull. No. 032BMS	2/2/16
S104	LEVELS FRAMING PLAN	05/06/15	Bull. No, 017	11/4/15
S105	LEVEL 5 FRAMING PLAN	05/06/15	Bull. No. 054	3/15/16
S106	LEVEL 6 FRAMING PLAN	05/06/15	Bull. No. 001R1	8/28/15
S107	LEVEL 7 FRAMING PLAN	05/06/15	Bull. No. 001R1	8/28/15
S108	LEVEL 8 FRAMING PLAN	05/06/15	Bull. No. 001R1	8/28/15
S109	LEVEL 9 FRAMING PLAN	05/06/15	Bull. No. 013	9/18/15
S110	LEVEL 10 FRAMING PLAN	05/06/15	Bull. No. 033	11/13/15
S111	LEVEL Ml FRAMING PLAN	05/06/15	Bull. No. 53	3/30/16

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
S112	LEVEL M2 FRAMING PLAN	05/06/15	Bull. No. 071	4/7/17
S113	ROOF FRAMING PLAN	05/06/15	Bull. No. 039	2/18/16
S211	SLURRY WALL ELEVATIONS	05/06/15	Add’m 2	5/29/15
S212	SLURRY WALL SECTIONS AND DETAILS 1	05/06/15	Add’m 2	5/29/15
S213	SLURRY WALL SECTIONS AND DETAILS II	$5/06/15	Add’m 2	5/29/15
S214	SLURRY WALL SECTIONS AND DETAILS III	05/06/15	Bull. No. 044	3/25/16
S215	SLURRY WALL SECTIONS AND DETAILS IV	05/06/15	Add’m 2	5/29/15
S216	SLURRY WALL SECTIONS AND DETAILS V	05/06/15	Add’m 2	5/29/15
S301	COLUMN SCHEDULE	05/06/15	Add’m 4	6/10/15
S310	LATERAL. FRAM E ELEVATIONS I	05/06/15	Bull. No 001R1	8/28/15
S311	LATERAL FRAME ELEVATIONS II	05/06/15	Bull. No. 033	11/13/15
S401	TYPICAL CONCRETE DETAILS I	05/06/15	Add’m 2	5/29/15
S402	TYPICAL CONCRETE DETAILS II	05/06/15	Bull. No. 033	11/13/15
S403	TYPICAL CONCRETE DETAILS III	05/06/15	Final CD Set	5/6/15
S501	TYPICAL STEEL DETAILS I	05/06/15	Final CD Set	5/6/15
S502	TYPICAL STEEL DETAILS II	05/06/15	Final CD Set	5/6/15
S503	TYPICAL STEEL DETAILS III	05/06/15	Add’m 2	5/29/15
S504	TYPICAL STEEL DETAILS IV	05/06/15	Bull. No. 001R1	8/28/15
S505	TYPICAL STEEL DETAILS V	05/06/15	Bull. No. 033	11/13/15
S511	COMPOSITE JOIST ELEVATIONS I	05/06/15	Bull. No. 001R1	8/28/15
S512	COMPOSITE JOIST ELEVATIONS II	05/06/15	Bull. No. 0328MS	2/2/16
S513	COMPOSITE JOIST SECTIONS AND DETAILS	05/06/15	Bull. No. 010	8/7/15
S601	SECTIONS AND DETAILS I	05/06/15	Bull. No. 017	11/4/15
S602	SECTIONS AND DETAILS II	05/06/15	ASI-015	6/8/16
S603	SECTIONS AND DETAILS III	05/06/15	Bull. No. 001R1	8/28/15
S604	SECTIONS AND DETAILS IV	05/06/15	Bull. No. 019	1/19/16
S611	TYPICAL CURTAIN WALL/ PRECAST SECTION DETAILS	05/06/15	ASI-015	6/8/16
S621	LANDSCAPE CATENARY LIGHTING SECTIONS AND DETAILS	05/06/15	ASI-047	3/17/17
S701	TYPICAL ARCHITECTURAL PRECAST CONNECTION DETAILS	05/06/15	Final CD Set	5/6/15
FIRE PROTECTION
FP000	FIRE PROTECTION LEGEND, SYMBOLS AND	05/06/15	Add’m 2	5/29/15
FP1B3	FIRE PROTECTION LEVEL B3 PLAN	05/06/15	Final CD Set	5/6/15
FP1B2	FIRE PROTECTION LEVEL B2 PLAN	05/06/15	ASI-054	3/27/17
FP1B1	FIRE PROTECTION LEVEL B1 PLAN	05/06/15	ASI-054	3/27/17
FP101	FIRE PROTECTION LEVEL 1 PLAN	05/06/15	Bull. No. 052R1	12/22/16
FP102	FIRE PROTECTION LEVEL 2 PLAN	05/06/15	ASI-050	3/23/17
	Fire Protection 2nd Floor			2/2/16
FP103	FIRE PROTECTION LEVEL 3 PLAN	05/06/15	Bull. No. 001R1	8/28/15
FP104	FIRE PROTECTION LEVEL 4 PLAN	05/06/15	ASI-037	1/20/17
FP105	FIRE PROTECTION LEVEL 5 PLAN	05/06/15	Add’m 2	5/29/15
FP106	FIRE PROTECTION LEVEL 6 PLAN	05/06/15	Add’m 2	5/29/15
FP107	FIRE PROTECTION LEVEL 7 PLAN	05/06/15	Add’m 2	5/29/15

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
FP108	FIRE PROTECTION LEVEL 8 PLAN	05/06/15	Add’m 2	5/29/15
FP109	FIRE PROTECTION LEVEL 9 PLAN	05/06/15	Final CD Set	5/6/15
FP110	FIRE PROTECTION LEVEL 10 PLAN	05/06/15	Final CD Set	5/6/15
FP111	FIRE PROTECTION LEVEL M1 PLAN	05/06/15	Bull. No. 046	2/24/16
FP112	FIRE PROTECTION LEVEL M2 PLAN	05/06/i5	Bull, No. 046	2/24/16
FP400	FIRE PROTECTION RISER DIAGRAM	05/06/15	Bull. No. 046	2/24/16
FP500	FIRE PROTECTION SCHEDULES, GRAPHS & FIRE PUMP ROOM	05/06/15	Add’m 2	5/29/15
FP600	FIRE PROTECTION DETAILS SHEET 1	05/06/15	Final CD Set	5/6/15
FP601	FIRE PROTECTION DETAILS SHEET 2	05/06/15	Final CD Set	5/6/15
PLUMBING
P000	PLUMBING LEGEND, SYMBOLS & ABBREVIATIONS	05/06/15	Final CD Set	5/6/15
P1B3	PLUMBING LEVEL B3 PLAN	05/06/15	Bull. No. 047	5/18/16
P1B2	PLUMBING LEVEL B2 PLAN	05/06/15	Bull. No. 047	5/18/16
P1B1	PLUMBING LEVEL B1 PLAN	05/06/15	Bull. No. 069	1/20/17
P101	PLUMBING LEVEL 1 PLAN	05/06/15	Bull. No. 069	1/20/17
P102	PLUMBING LEVEL 2 PLAN	05/06/15	ASI-029	10/13/16
P103	PLUMBING LEVEL 3 PLAN	05/06/15	ASI-029	10/13/16
P104	PLUMBING LEVEL 4 PLAN	05/06/15	Bull. No. 056	4/8/16
P105	PLUMBING LEVEL 5 PLAN	05/06/15	Bull. No. 056	4/8/16
P106	PLUMBING LEVEL 6 PLAN	05/06/15	Bull. No. 056	4/8/16
P107	PLUMBING LEVEL 7 PLAN	05/06/15	Bull. No. 056	4/8/16
P108	PLUMBING LEVEL 8 PLAN	05/06/15	Bull. No. 056	4/8/16
P109	PLUMBING LEVEL 9 PLAN	05/06/15	Bull. No. 056	4/8/16
P110	PLUMBING LEVEL 10 PLAN	05/06/15	Bull. No. 056	4/8/16
P111	PLUMBING LEVEL M1 PLAN	05/06/15	ASI-029	10/13/16
P112	PLUMBING LEVEL M2 PLAN	05/06/15	ASI-029	10/13/16
P200	PLUMBING ENLARGED PART PLANS	05/06/15	Bull. No. 056	4/8/16
P201	PLUMBING ISOMETRICS	05/06/15	Bull. No. 024BMS	12/4/15
P300	PLUMBING SECTIONS	05/06/15	Final CD Set	5/6/15
P400	PLUMBING RAIN WATER RISER DIAGRAM	05/06/15	Bull. No. 024BMS	12/4/15
P401	PLUMBING SANITARY AND VENT RISER DIAGRAM	05/06/15	Final CD Set	5/6/15
P402	PLUMBING NATURAL GAS RISER DIAGRAM	05/06/15	Bull. No. 014	9/25/15
P403	PLUMBING DOMESTIC AND NON-POTABLE RISER DIAGRAM	05/06/15	Add’m 2	5/29/15
P404	PLUMBING RAINWATER RECLAIM SYSTEM FLOW DIAGRAM	05/06/15	Final CD Set	5/6/15
P500	PLUMBING SCHEDULES	05/06/15	Bull; No. 014	9/25/15
P600	PLUMBING DETAILS SHEET 1	05/06/15	Bull. No. 014	9/25/15
P601	PLUMBING DETAILS SHEET 2	05/06/15	Final CD Set	5/6/15
P602	PLUMBING DETAILS SHEET 3	05/06/15	ASI-039	1/23/17
MECHANICAL
M000	MECHANICAL LEGEND	05/06/15	Add’m 2	5/29/15
M1B3	MECHANICAL LEVEL 63 PLAN	05/06/15	Bull. 008	7/29/15

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
M1B2	MECHANICAL LEVEL B2 PLAN	05/06/15	Bull, No. 037	1/19/16
	Level B2 Supply & Exhaust Air Bulletin #28			1/0/00
M1B1	MECHANICAL LEVEL B1 PLAN	05/06/15	Bull. No. 062	7/6/16
	Level B2 Supply & Exhaust Air Bulletin #28			7/1/16
M101	MECHANICAL LEVEL 1 PLAN	05/06/15	ASI-061	4/19/17
	Loading Dock Air Door Revision			1/0/00
M102	MECHANICAL LEVEL 2 PLAN	05/06/15	ASI-050	3/23/17
	Level 2 Duct Layout Change		Bull. No. 031BMS	2/2/16
M103	MECHANICAL LEVEL 3 PLAN	05/06/15	Bull. No. 062	7/6/16
M104	MECHANICAL LEVEL 4 PLAN	05/06/15	Bull. No. 062	7/6/16
M105	MECHANICAL LEVEL 5 PLAN	05/06/15	Bull. No. 062	7/6/16
M106	MECHANICAL LEVEL 6 PLAN	05/06/15	Bull. No. 062	7/6/16
M107	MECHANICAL LEVEL 7 PLAN	05/06/15	Bull. No. 062	7/6/16
M108	MECHANICAL LEVEL 8 PLAN	05/06/15	Bull. No. 062	7/6/16
M109	MECHANICAL LEVEL9 PLAN	05/06/15	Bull. No. 062	7/6/16
M110	MECHANICAL LEVEL 10 PLAN	05/06/15	Bull. No. 062	7/6/16
Mill	MECHANICAL LEVEL M1 PLAN	05/06/15	Bull. No. 023BMS	7/1/16
M112	MECHANICAL LEVEL M2 PLAN	05/06/15	Bull. No. 023BMS	7/1/16
	Level M2 Generator Sound Attenuator Removal - Bulletin #20			1/21/16
M113	MECHANICAL ROOF PLAN	05/06/15	Final CD Set	5/6/15
M201	MECHANICAL SECTIONS & ENLARGED PLANS	05/06/15	Add’m 2	5/29/15
M202	MECHANICAL SECTIONS & ENLARGED PLANS	05/06/15	Bull. No. 022BMSR2	3/23/16
M203	MECHANICAL SECTIONS & ENLARGED PLANS	05/06/15	Bull. No. 022BMSR2	3/23/16
M204	MECHANICAL SECTIONS & ENLARGED PLANS	05/06/15	Bull. No. 034	1/12/16
M205	MECHANICAL TYPICAL AHU PIPING	05/06/15	Final CD Set	5/6/15
M206	MECHANICAL SECTIONS & ENLARGED PLANS	05/06/15	Bull. No. 022BMSR2	3/23/16
M207	MECHANICAL SECTIONS & ENLARGED PLANS	05/06/15	Bull. No. 022BMSR2	3/23/16
M301	MECHANICAL CHILLED WATER FLOW	05/06/15	Bull. No. 071	4/7/17
M302	MECHANICAL HOT WATER FLOW DIAGRAM	05/06/15	Bull. NO. 022BMSR2	3/23/16
M303	MECHANICAL SUPPLY AIR RISER DIAGRAM	05/06/15	ASI-051	3/23/17
M304	MECHANICAL EXHAUST AIR RISER DIAGRAM	05/06/15	Bull. No. 062	7/6/16
M305	MECHANICAL FLOW DIAGRAM	05/06/15	Bull. No. 066	9/7/16
M306	MECHANICAL HEAT RECOVERY GLYCOL	05/06/15	Bull. NO. 022BMSR2	3/23/16
M308 .	MECHANICAL STEAM FLOW DIAGRAM		Bull. No. 023BMS	7/1/16
M401	MECHANICAL DETAILS	05/06/15	Final CD Set	5/6/15
M402	MECHANICAL DETAILS	05/06/15	Final CD Set	5/6/15
M403	MECHANICAL DETAILS	05/06/15	Final CD Set	5/6/15
M404	MECHANICAL DETAILS	05/06/15	Bull. No. 014	9/25/15

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
M405	MECHANICAL DETAILS	05/06/15	Bull. No. 022BMSR2	3/23/16
M406	MECHANICAL DETAILS		Bull. No, 023BMS	7/1/16
M501	MECHANICAL SCHEDULES	05/06/15	Bull. No. 055	5/20/16
	Sound Attenuator Schedule			1/21/16
M502	MECHANICAL SCHEDULES	05/06/15	Bull. No. 066	9/7/16
	Steam Humidifier Schedule	10/08/15		10/8/15
M503	MECHANICAL SCHEDULES	05/06/15	Bull. No. 022BMSR2	3/23/16
M504	MECHANICAL AHU SCHEDULES	05/06/15	Bull. No. 003	7/29/15
M505	MECHANICAL EXHAUST AHU SCHEDULES	05/06/15	Bull. No. 008	7/29/15
M506	MECHANICAL SCHEDULES		Bull, No. 0233MS	7/1/16
M601	MECHANICAL ISOM ETRIC VIEWS	05/06/15	Final CD Set	5/6/15
M602	MECHANICAL ISOMETRIC VIEWS	05/06/15	Final CD Set	5/6/15
M603	MECHANICAL ISOMETRIC VIEWS	05/06/15	Final CD Set	5/6/15
M604	MECHANICAL ISOMETRIC VIEWS	05/06/15	Add’m 2	5/29/15
M605	MECHANICAL ISOMETRIC VIEWS	05/06/15	Final CD Set	5/6/15
BUILDING CONTROLS
BC100	MECHANICAL CONTROLS LEGEND SHEET	05/06/15	Add’m 2	5/29/15
BC200	SUPPLY AHU CONTROL	05/06/15	ASI-051	3/23/17
BG201	EXHAUST AHU CONTROL	05/06/15	Bull, No. 066R1	10/31/16
BC202	CHILLER & CONDENSER WATER	05/06/15	Bull. No. 071	4/7/17
BC203	CHILLED AND CONDENSER WATER	05/06/15	ASI-038	1/20/17
BC204	GLYCOL HEAT RECOVERY CONTROL	05/06/15	Bull. No. 022BMSR2	3/23/16
BC205	HOT WATER SYSTEM CONTROLS	05/06/15	Bull. N0.022BMSR2	3/23/16
BC206	TERMINAL UNIT CONTROL	05/06/15	Final CD Set	5/6/15
BC207	MISC. MECHANICAL CONTROLS #1	05/06/15	Final CD Set	5/6/15
BC208	MISC. MECHANICAL CONTROLS #2	05/06/15	Final CD Set	5/6/15
BC209	FUEL OIL SYSTEM CONTROLS	05/06/15	Bull. No. 008	7/29/15
BC210	GARAGE EXHAUST CONTROL	05/06/15	Final CD Set	5/6/15
BC211	MISC MECHANICAL CONTROLS #3	05/06/15	Add’m 2	5/29/15
BC212	EMERGENCY POWER MATRIX		Bull. No. 022BMSR2	3/23/16
BC214	STEAM SYSTEM CONTROLS		Bull. No. 023BMS	7/1/16
BC300	MECHANICAL LIFE SAFETY CONTROLS	05/06/15	Final CD Set	5/6/15
BC301	MECHANICAL LIFE SAFETY CONTROLS	05/06/15	Bull. No. 022BMSR2	3/23/16
BC302	MECHANICAL SMOKE DETECTION MATRIX 1	05/06/15	Final CD Set	5/6/15
BC303	MECHANICAL SMOKE DETECTION MATRIX 2	05/06/15	Final CD Set	5/6/15
BC304	MECHANICAL SMOKE DETECTION MATRIX 3	05/06/15	Bull. No 030	11/10/15
BC305	MECHANICAL SMOKE DETECTION MATRIX 4	05/06/15	Final CD Set	5/6/15
ELECTRICAL
E000	ELECTRICAL LEGEND	05/06/15	Add’m 2	5/29/15
E010	ELECTRICAL SITE PLAN	05/06/15	ASI-047	3/17/17
E1B3	ELECTRICAL LEVEL B3 POWER PLAN	05/06/15	Bull. No. 068	1/20/17
E1B3-E	ELECTRICAL LEVEL B3	05/06/15	Final CD Set	5/6/15

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
E1B2	ELECTRICAL LEVEL B2 POWER PLAN	05/06/15	Bull. No. 068	1/20/17
E1B1	ELECTRICAL LEVEL B1 POWER PLAN	05/06/15	Bull. No. 068	1/20/17
E1B1-E	ELECTRICAL LEVEL B1	05/06/15	ASI-036	1/11/17
E101	ELECTRICAL LEVEL 1 POWER PLAN	05/06/15	ASI-041	2/17/17
winch power
Air Curtain Power
E102	ELECTRICAL LEVEL 2 POWER PLAN	05/06/15	Bull. No. 056	4/8/16
E103	ELECTRICAL LEVEL 3 POWER PLAN	05/06/15	Bull, No. 056	4/8/16
E104	ELECTRICAL LEVEL 4 POWER PLAN	05/06/15	Bull. No. 056	4/8/16
E105	ELECTRICAL LEVEL 5 POWER PLAN	05/06/15	Bull. No. 056	4/8/16
E106	ELECTRICAL LEVEL 6 POWER PLAN	05/06/15	Bull. NO. 056	4/8/16
E107	ELECTRICAL LEVEL 7 POWER PLAN	05/06/15	Bull. No. 056	4/8/16
E108	ELECTRICAL LEVEL 8 POWER PLAN	05/06/15	Bull. No. 056	4/8/16
E109	ELECTRICAL LEVEL 9 POWER PLAN	05/06/15	Bull. No. 056	4/8/16
E110	ELECTRICAL LEVEL 10 POWER PLAN	05/06/15	Bull. No. 056	4/8/16
E111	ELECTRICAL LEVEL Ml POWER PLAN	05/06/15	Bull. No, 068	1/20/17
E112	ELECTRICAL LEVEL M2 POWER PLAN	05/06/15	Bull. No. 055	4/14/17
E2B3	ELECTRICAL LEVEL B3 LIGHTING PLAN	05/06/15	Add’m 2	5/29/15
E2B2	ELECTRICAL LEVEL B2 LIGHTING PLAN	05/06/15	Bull. No. 035	1/19/16
E2B1	ELECTRICAL LEVEL B1 LIGHTING PLAN	05/06/15	Bull. No. 047	5/18/16
E201	ELECTRICAL LEVEL 1 LIGHTING PLAN	05/06/15	ASI-060	4/14/17
E202	ELECTRICAL LEVEL 2 LIGHTING PLAN	05/06/15	ASt-024	9/20/16
E203	ELECTRICAL LEVEL 3 LIGHTING PLAN	05/06/15	Bull. No. 001R1	8/28/15
E204	ELECTRICAL LEVEL 4 LIGHTING PLAN	05/06/15	Bull. No. 001R1	8/28/15
£205	ELECTRICAL LEVEL 5 LIGHTING PLAN	05/06/15	Bull. No. 001R1	8/28/15
E206	ELECTRICAL LEVEL 5 LIGHTING PLAN	05/06/15	Bull. No. 001R1	8/28/15
E207	ELECTRICAL LEVEL 7 LIGHTING PLAN	05/06/15	Bull. No. 001R1	8/28/15
E208	ELECTRICAL LEVEL 8 LIGHTING PLAN	05/06/15	Bull. No. 001R1	8/28/15
E209	ELECTRICAL LEVEL 9 LIGHTING PLAN	05/06/15	Bull. No. 001R1	8/28/15
E210	ELECTRICAL LEVEL 10 LIGHTING PLAN	05/06/15	Bull. NO. 001R1	8/28/15
E211	ELECTRICAL LEVEL Ml LIGHTING PLAN	05/06/15	Bull. No. 022BMSR2	3/23/16
E212	ELECTRICAL LEVEL M2 LIGHTING PLAN	05/06/15	Bull. No. 022BMS	1/20/16
E213	ELECTRICAL NORTH ELEVATION EXTERIOR LIGHTING PLAN	05/06/15	Final CD Set	5/6/15
E214	ELECTRICAL EAST ELEVATION EXTERIOR LIGHTING PLAN	05/06/15	Bull. No 051R1	11/16/16
E215	ELECTRICAL SOUTH ELEVATION EXTERIOR LIGHTING PLAN	05/06/15	Final CD Set	5/6/15
E216	ELECTRICAL WEST ELEVATION EXTERIOR LIGHTING PLAN	05/06/15	Final CD Set	5/6/15
E3B3	ELECTRICAL LEVEL B3 FIRE ALARM PLAN	05/06/15	Final CD Set	5/6/15
E3B2	ELECTRICAL LEVEL B2 FIRE ALARM PLAN	05/06/15	Add’m 2	5/29/15
E3B1	ELECTRICAL LEVEL B1 FIRE ALARM PLAN	05/06/15	Bull, No. 047	5/18/16
E301	ELECTRICAL LEVEL 1 FIRE ALARM PLAN	05/06/15	Bull. No. 069	1/20/17
E302	ELECTRICAL LEVEL 2 FIRE ALARM PLAN	05/06/15	Bull. No. 067BMS	11/11/16
E303	ELECTRICAL LEVEL 3 FIRE ALARM PLAN	05/06/15	Bull. No. 027BMS	11/20/15

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
E304	ELECTRICAL LEVEL 4 FIRE ALARM PLAN	05/06/15	Bull, No. 049	3/2/16
E305	ELECTRICAL LEVEL 5 FIRE ALARM PLAN	05/06/15	Bull. No. 049	3/2/16
E306	ELECTRICAL LEVEL 6 FIRE ALARM PLAN	05/06/15	Bull. No. 049	3/2/16
E307	ELECTRICAL LEVEL 7 FIRE ALARM PLAN	05/06/15	Bull. No. 049	3/2/16
E308	ELECTRICAL LEVEL 8 FIRE ALARM PLAN	05/06/15	Bull, No. 049	3/2/16
E309	ELECTRICAL LEVEL 9 FIRE ALARM PLAN	05/06/15	Bull. No, 049	3/2/16
E310	ELECTRICAL LEVEL 10 FIRE ALARM PLAN	05/06/15	Bull. NO. 049	3/2/16
E311	ELECTRICAL LEVEL Ml FIRE ALARM PLAN	05/06/15	Bull. NO. 050	6/21/16
E312	ELECTRICAL LEVEL M2 FIRE ALARM PLAN	05/06/15	Final CD Set	5/6/15
E400	ELECTRICAL SERVICE RISER DIAGRAM	05/06/15	Bull. No. 063	9/1/16
E401	ELECTRICAL RISER DIAGRAM	05/06/15	Bull. No. 063	9/1/16
E402	ELECTRICAL RISER DIAGRAM		Bull. No. 066	9/7/16
E405	ELECTRICAL FIRE ALARM RISER	05/06/15	Bull. No. 050	6/21/16
E406	ELECTRICAL FIRE ALARM INPUT/OUTPUT MATRIX	05/06/15	Bull. No. 050	6/21/16
E407	LIGHTING CONTROL RISER DIAGRAM AND SCHEDULES	05/06/15	Bull. No. 051R1	11/16/16
E500	ELECTRICAL CIRCUIT SCHEDULES AND NOTES	05/06/15	Final CD Set	5/6/15
E510	ELECTRICAL MECHANICAL SCHEDULES 1	05/06/15	RFI293	7/7/16
E511	ELECTRICAL MECHANICAL SCHEDULES 2	05/06/15	Bull. No. 066	9/7/16
E520	ELECTRICAL PANELBOARD SCHEDULES	05/06/15	Bull. No. 023BMS	7/1/16
E521	ELECTRICAL SCHEDULE	05/06/15	Bull. No. 008	7/29/15
E530	ELECTRICAL LIGHTING FIXTURE SCHEDULE AND NOTES	05/06/15	ASI-031	11/25/16
E600	ELECTRICAL DETAILS	05/06/15	Final CD Set	5/6/15
E601	ELECTRICAL DETAILS	05/06/15	Final CD Set	5/6/15
E602	ELECTRICAL ENLARGED PART PLANS	05/06/15	Add’m 2	5/29/15
E603	ELECTRICAL ENLARGED PART PLANS	05/06/15	Final CD Set	5/6/15
E604	ELECTRICAL ENLARGED PART PLANS	05/06/15	Final CD Set	5/6/15
E800	ELECTRICAL ROOF PLAN POWER	05/06/15	Bull. No. 039	2/18/16
E801	PV SYSTEM RISER DIAGRAM	05/06/15	Bull. No. 039	2/18/16
E803	PV SYSTEM DETAILS	05/06/15	Final CD Set	5/6/15
SECURITY
SEC001	SECURITY SPECIFICATIONS AND LEGEND	05/06/15	Bull. No. 037	1/19/16
SEC1B3	SECURITY LEVEL B3	05/06/15	Bull. No. 015-R1	12/15/15
SEC1B2	SECURITY LEVEL B2	05/06/15	Bull. No. 015-R1	12/15/15
SEC1B1	SECURITY LEVEL B1	05/06/15	Bull. No. 037	1/19/16
SEG101	SECURITY LEVEL 1	05/06/15	Bull. No. 047	5/18/16
SEC102	SECURITY LEVEL 2 details	05/07/15	Bull. No. 067BMS	11/11/16
SEC111	SECURITY LEVEL Ml	05/06/15	Add’m 2	5/29/15
SEC200	SECURITY RISER	05/06/15	Bull. No. 047	5/18/16
SEC201	SECURITY DETAILS	05/06/15	Bull. No. 037	1/19/16
SEC202	SECURITY DETAILS	05/07/15	Bull. No. 067BMS	11/11/16
TEL/DATA
TD001	TEL/DATA SPECIFICATIONS AND LEGEN D	05/06/15	Bull. No. 068	1/20/17

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
TD183	TEL-DATA LEVEL B3 PLAN	05/06/15	Final CD Set	5/6/15
TD1B2	TEL-DATA LEVEL B2 PLAN	05/06/15	ASI-024	9/20/16
TD1B1	TEL-DATA LEVEL B1 PLAN	05/06/15	Bull. No. 068	1/20/17
TD101	TEL-DATA LEVEL 1 PLAN	05/06/15	Bull. No. 068	1/20/17
TD102	TEL-DATA LEVEL 2-10 TYPICAL PLAN	05/06/15	Bull. NO.067BMS	11/11/16
TD103	TEL-DATA LEVEL Ml PLAN	05/06/15	Bull. No. 068	1/20/17
TD104	TEL-DATA LEVEL M2 PLAN	05/06/15	Bull. No. 068	1/20/17
TD201	TEL-DATA CONDUIT RISER DIAGRAM	05/06/15	Bull. No. 068	1/20/17
TD202	TEL-DATA COPPER RISER DIAGRAM	05/06/15	ASI-024	9/20/16
TD203	TEL-DATA BONDING AND GROUNDING DIAGRAM		Bull. No. 037	1/19/16
TD204	TEL-DATA PARKING LOBBY RISER	05/06/16	Bull. No. 037	12/16/15
TD205	TEL-DATA PARKING LOBBY RISER		Bull. NO. 068	12/17/15
TD301	TEL-DATA ENLARGED PART PLANS	05/06/15	Bull. No. 068	1/20/17
TD401	TEL-DATA DETAILS		Bull. No. 068	1 /on/u
SPECIFICATIONS
DIVISION 00 - PROCUREMENT AND CONTACTING REQUIREMENTS
00 62 31	LEED Reporting Form		Final CD Set	1/0/00
DIVISION 01 - GENERAL REQUIREMENTS
01 06 00	Permits and Regulatory Requirements	05/06/15	Final CD Set	5/6/15
01 10 50	Rodent Control	05/06/15	Final CD Set	5/6/15
01 15 00	Special Requirements	05/06/15	Final CD Set	5/6/15
01 20 00	General Requirements for Utility Work	05/06/15	Final CD Set	5/6/15
01 21 00	Allowances	05/06/15	Final CD Set	S/6/15
01 25 00	Substitutions and Product Options	05/06/15	Final CD Set	5/6/15
01 25 50	Substitution Request Form	05/06/15	Final CD Set	5/6/15
01 31 13	Coordination	05/06/15	Final CD Set	5/6/15
01 32 00	Progress Schedule	05/06/15	Final CD Set	5/6/15
01 33 00	Submittals	05/06/15	Final CD Set	5/6/15
01 35 29	Health and Safety	05/06/15	Final CD Set	5/6/15
01 43 10	Materials and Equipment	05/06/15	Final CD Set	5/6/15
01 43 39	Building Mock-ups	05/06/15	Final CD Set	5/6/15
01 50 00	Temporary Facilities and Controls	05/06/15	Final CD Set	5/6/15
01 56 00	Temporary Environmental Controls	05/06/15	Final CD Set	5/6/15
01 57 00	Maintenance of and Protection of Traffic	05/06/15	Final CD Set	5/6/15
01 5717.13	LEED Temporary Erosion and Sedimentation Control Plan	05/06/15	Final CD Set	5/6/15
01 71 23	Site Field Engineering	05/06/15	Final CD Set	5/6/15
01 73 29	Cutting and Patching	05/06/15	Final CD Set	5/6/15
01 74 19	Construction Waste Management and Disposal	05/06/15	Final CD Set	5/6/15
01 77 00	Contract Closeout	05/06/15	Bull. No. 026	5/6/15
01 81 13	Sustainable Design Requirements	05/06/15	Add’m 2	5/29/15
01 81 19	Construction indoor Air Quality Management	05/06/15	Final CD Set	5/6/15
01 81 23	Volatile Organic Compound Limits	05/06/15	Final CD Set	5/6/15

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
DIVISION 02 - EXISTING CONDITIONS
02 30 00	Subsurface Data	05/06/15	Final CD Set	5/6/15
02 61 13	Excavated Soil and Materials Management Plan	05/06/15	Final CD Set	5/6/15
DIVISION 03 - CONCRETE
03 30 00	Cast-ln-Place Concrete	05/06/15	Bull. No. 012	9/11/15
03 30 55	Cast-in-Place Concrete (Site)	05/06/15	Final CD Set	5/6/15
03 35 50	Concrete Sealer/Hardener	05/06/15	Final CD Set	5/6/15
03 45 00	Architectural Precast Concrete	05/06/15	Bull. No. 041	5/6/15
03 54 16	Cement Underlayment	05/06/15	Final CD Set	5/6/15
03 60 00	Grouting	05/06/15	Final CD Set	5/6/15
DIVISION 04-MASONRY
04 20 00	Masonry	05/06/15	Final CD Set	5/6/15
04 40 00	Exterior Stone	05/06/15	Final CD Set	5/6/15
DIVISION 05 - METALS
05 12 00	Structural Steel	05/06/15	Final CD Set	5/6/15
05 30 00	Metal Decking	05/06/15	Final CD Set	5/6/15
05 40 00	Cold Formed Metal Framing	05/06/15	Add’m 2	5/29/15
05 50 00	Miscellaneous Metals	05/06/15	Final CD Set	5/6/15
05 7000	Ornamental Metal Fabrications	05/06/15	Final CD Set	5/6/15
05 72 00	Metal Column Enclosures	05/06/15	Final CD Set	5/6/15
DIVISION 06 - WOODS AND PLASTICS
06 10 00	Rough Carpentry	05/06/15	Bull. No. 042	5/6/15
06 22 23	Finish Carpentry and Millwork	05/06/15	Final CD Set	5/6/15
06 64 00	Glass Reinforced Polyester Wail Panels	05/06/15	Final CD Set	5/6/15
DIVISION 07 - THERMAL & MOISTURE PROTECTION
07 11 00	Damp proofing	05/06/15	Final CD Set	5/6/15
07 13 25	Composite Membrane Waterproofing		Add’m 2	5/29/15
07 14 25	Hot Applied Bitumen Waterproofing	05/06/15	Final CD Set	5/6/15
07 1616	Capillary Waterproofing	OS/06/15	Final CD Set	5/6/15
07 18 16	Traffic Deck Coating	05/06/15	Final CD Set	5/6/15
07 19 10	Traffic Deck Sealer	05/06/15	Final CD Set	5/6/15
07 21 00	Building Insulation	05/06/15	Bull. No. 029R1	5/6/15
07 25 00	Air & Moisture Barrier Membrane	05/06/15	Add’m 2	5/6/15
07 42 43	Formed Composite Panels	5/6/2015	Add’m 6	8/5/15
07 42 60	Pre-formed Metal Siding		Bull. No. 001R1	1/0/00
07 54 20	Thermoplastic Membrane Roofing	05/06/15	Add’m 2	5/29/15
07 65 00	Flashing and Sheet Metal	05/06/15	Add’m 2	5/29/15
07 72 00	Roof Accessories	05/06/15	Final CD Set	5/6/15
07 81 25	Thin Film Fireproofing	05/06/15	Final CD Set	5/6/15
07 81 30	Sprayed Fireproofing	05/06/15	Final CD Set	5/6/15
07 84 00	Fire Stops and Smoke Seals	05/06/15	Final CD Set	5/6/15
07 90 00	Sealants	05/06/15	Final CD Set	5/6/15
DIVISION 08 - DOORS & WINDOWS
08 11 13	Steel Doors and Frames	05/06/15	Final CD Set	5/6/15
08 14 00	Wood Doors	05/06/15	Final CD Set	5/6/15

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
08 17 00	Integrated Door Opening Assemblies		Bull. No. 027BMS	11/20/15
08 31 00	Access Panels	05/06/15	Final CD Set	5/6/15
08 31 50	Floor Hatches		Add’m 2	5/29/15
08 33 00	Coiling Overhead Doors		Add’m 3	6/9/15
08 33 20	Coiling Fire Shutters		Add’m 2	5/29/15
08 33 23	High Performance Overhead Colling Doors	05/06/15	Final CD Set	5/6/15
08 38 00	Impact Doors	05/06/15	Final CD Set	5/6/15
08 41 00	Aluminum Entrance Doors and Frames	05/06/15	Final CD Set	5/6/15
08 41 26	Glass Entrances	05/06/15	Final CD Set	5/6/15
08 42 30	Revolving Doors		Bull. No. 044	3/23/16
08 44 13	Aluminum and Glass Building Enclosure Systems	05/06/15	Final CD Set	5/6/15
08 71 00	Door Hardware	05/06/15	ASI-040	3/2/17
08 80 00	Glass and Glazing	05/06/15	RFI-0168	5/6/15
08 88 00	Glass Balustrade System	05/06/15	Final CD Set	5/6/15
08 90 00	Louvers	05/06/15	Final CD Set	5/6/15
08 91 11	Vertical Louvers		Bull. No. 001R1	8/28/15
DIVISION 09-FINISHES
09 27 00	Glass Reinforced Gypsum Fabrications	05/06/15	Final CD Set	5/6/15
09 29 00	Gypsum Wallboard System	05/06/15	Final CD Set	5/6/15
09 30 00	Tile Work	05/06/15	Final CD Set	5/6/15
09 45 00	Interior Stone Work	05/06/15	Final CD Set	5/6/15
09 51 00	Acoustical Ceilings	05/06/15	Final CD Set	5/6/15
09 65 00	Resilient Flooring	05/06/15	Final CD Set	5/6/15
09 67 13	Membrane Flooring	05/06/15	Final CD Set	5/6/15
09 67 16	Seamless Epoxy Flooring	05/06/15	Add’m 2	5/29/15
09 68 00	Carpeting	05/06/15	Final CD Set	5/6/15
09 72 00	Wall Covering	05/06/15	Bull. No. 026	5/6/15
09 85 00	Seamless Acoustic Finish System	05/06/15	Final CD Set	5/6/15
09 99 00	Painting	05/06/15	Bull. No. 025	5/29/15
09 99 99	Finish Schedule	05/06/15	Bull. No. 044R1	5/27/16
DIVISION 10 - SPECIALTIES
10 14 00	Interior Signage	05/06/15	Final CD Set	5/6/15
10 14 50	Luminous Egress Signage		Add’m 2	5/29/15
10 14 55	Traffic and Regulatory Signage	05/06/15	Final CD Set	5/6/15
10 21 10	Metal Toilet Compartments	05/06/15	Final CD Set	5/6/15
10 28 10	Toilet Accessories	05/06/15	Final CD Set	5/6/15
10 51 00	Lockers	05/06/15	Final CD Set	5/6/15
10 52 00	Fire Extinguishers and Cabinets	05/06/15	Final CD Set	5/6/15
10 73 13	Awnings		ASI-065	4/28/17
10 82 00	Treillage	05/06/15	Final CD Set	5/6/15
10 95 00	Building Specialties	05/06/15	Add’m 2	5/29/15
DIVISION 11 - EQUIPMENT
11 12 00	Parking Access arid Control System	05/06/15	Final CD Set	5/18/16
11 12 23	Parking Meter	05/06/15	Final CD Set	5/6/15

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
11 1313	Miscellaneous Dock Equipment	05/06/15	Final CD Set	5/6/15
11 1318	Hydraulic Dock Leveler	05/06/15	Final CD Set	5/6/15
11 13 23	Hydraulic Scissors Lift	05/06/15	Final CD Set	5/6/15
11 14 13	Security Turnstiles	05/06/15	. Bull. No. 044	3/25/16
11 24 23	Window Washing Equipment	05/06/15	Final CD Set	5/6/15
~~11 82 26~~	~~Facility Waste Compactors VOID~~	~~05/06/15~~	~~Bull. No. 001R1~~	7/15/15
11 82 26	Waste Compactor Winch System	05/06/15	Bull. No. 001R1	8/28/15
DIVISION 12 - FURNISHINGS
12 4815	Entrance Mats		Bull. No. 025	1/0/00
12 93 00	Site Improvements	05/06/15	Add’m 2	5/29/15
12 93 13	Bicycle Racks	05/06/15	Final CD Set	5/6/15
DIVISION 13 - SPECIAL CONSTRUCTION
			Final CD Set	1/0/00
DIVISION 14 - CONVEYING SYSTEMS
14 21 00	Electric fraction Elevators		Add’m 5	6/9/15
DIVISION 20-RESERVED
20 05 00	Basic Mechanical and Electrical Requirements	05/06/15	Final CD Set	5/6/15
20 05 48	Vibration Isolation arid Seismic/Wind Restraints	05/06/15	Bull. No. 014	8/28/15
DIVISION 21 - FIRE SUPPRESSION
21 10 00	Fire Protection	05/06/15	Final CD Set	5/6/15
DIVISION 22 - PLUMBING
22 10 00	Plumbing Systems	05/06/15	Final CD Set	5/6/15
22 40 00	Plumbing Fixtures	05/06/15	ASI-059	4/12/17
22 50 00	Plumbing Equipment	05/06/15	Final CD Set	5/6/15
DIVISION 23 - HEATING, VENTILATION AND AIR-CONDITIONING (HVAC)
23 05 93	Building Controls Systems (BCS)	05/06/15	Bull. No. 008	5/29/15
23 06 00	Heating, Ventilating and Air-conditioning	05/06/15	Bull. No. 071	4/7/17
23 09 00	Testing, Adjusting and Balancing	05/06/15	Final CD Set	5/6/15
DIVISION 25 - INTEGRATED AUTOMATION
			Final CD Set	1/0/00
DIVISION 26 - ELECTRICAL
26 10 00	Electrical	05/06/15	Bull. No. 001R1	8/28/15
26 60 10	EV Car Charging Stations		Bull. No. 001R1	8/28/15
DIVISION 27 - COMMUNICATIONS
27 00 00	Telecommunications		Bull: No. 044	3/25/16
DIVISION 28 - ELECTRONIC SAFETY AND SECURITY
28 00 00	Security	05/06/15	Bull. No. 015	12/2/15
DIVISION 31 - EARTHWORK
31 09 13	Geotechnical Instrumentation	05/06/15	Final CD Set	5/6/15
31 21 15	Vapor Liner		Bull. No. 005	8/18/15
31 22 10	Earth Excavation, Backfill, Fill and Grading for Utilities	05/06/15	Final CD Set	5/6/15
31 23 00	Excavation and Backfilling - For Foundations	05/06/15	Final CD Set	5/6/15
31 23 19	Construction Dewatering	05/06/15	Final CD Set	5/6/15

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
31 32 23	Jet Grouting For Soil Solidification	05/06/15	Bull. No. 004	7/21/15
31 50 00	Lateral Support of Excavation	05/06/15	Final CD Set	5/6/15
31 56 00	Concrete Diaphragm Wall	05/06/15	Final CD Set	5/6/15
DIVISION 32 - EXTERIOR IMPROVEMENTS
32 01 16.17	Milling Asphalt Paving	05/06/15	Final CD Set	5/6/15
32 11 00	8ase Courses (Pavement)	05/06/15	Final CD Set	5/6/15
32 12 16	Asphalt Paving	05/06/15	Final CD Set	5/6/15
32 12 16.29	Polymer-Modified Asphalt Paving	Q5/06/15	Final CD Set	5/6/15
32 12 43	Decomposed Granite Pavement	05/06/15	Final CD Set	5/6/15
32 13 00	Cast-in-place Concrete for Site Work	05/06/15	Final CD Set	5/6/15
32 13 13	Exposed Aggregate Concrete Pavement	05/06/15	Add’m 2	5/29/15
32 14 00	Stone Pavers	05/06/15	Final CD Set	5/6/15
32 16 10	Curbing	05/06/15	Final CD Set	5/6/15
32 17 22	Pavement Marking (Garage)	05/06/15	Final CD Set	5/6/15
32 17 23	Pavement Markings	05/06/15	Final CD Set	5/6/15
32 31 19	Site Ornamental Metals	05/06/15	. Add’m 2	5/29/15
32 84 00	Irrigation System	05/06/15	Final CD Set	5/6/15
32 84 20	irrigation Pump System	05/06/15	Final CD Set	5/6/15
32 91 13	Planting Soils	05/06/15	Final CD Set	5/6/15
32 93 00	Planting and Fine Grading	05/06/15	Add’m 2	5/29/15
DIVISION 33 - UTILITIES
33 13 00	Disinfection of Water Mains	05/06/15	Final CD Set	5/6/15
33 14 00	Pipeline Pressure and Leakage Testing	05/06/15	Final CD Set	5/6/15
33 26 01	Sanitary Sewer Manholes and Tanks	05/06/15	Final CD Set	5/6/15
33 26 04	Drain Structures	05/06/15	Final CD Set	5/6/15
33 26 15	Ductile Iron Pipe and Fittings	05/06/15	Final CD Set	5/6/15
33 26 22	Polyvinyl Chloride Gravity Pipe	05/06/15	Final CD Set	5/6/15
33 26 40	Valves and Appurtenances	05/06/15	Final CD Set	5/6/15
33 26 50	Hydrants	05/06/15	Final CD Set	5/6/15
33 41 00	Storm Utility Drainage	05/06/15	Final CD Set	5/6/15
33 91 00	Underground Duct Systems	05/06/15	Final CD Set	5/6/15
33 92 00	Utility Structures	05/06/15	Final CD Set	5/6/15
DIVISION 34 - TRANSPORTATION
DIVISION 35 - WATERWAY AND MARINE CONSTRUCTION
DIVISION 40 - PROCESS INTEGRATION
DIVISION 41 - MATERIAL PROCESSING AND HANDLING EQUIPMENT
DIVISION 42 - PROCESS HEATING, COOLING, AND DRYING EQUIPMENT

Schedule 1 (c)(iii)

Shell, Core and Site Construction Documents List

NUMBER	TITLE	FINAL CD DATE	CURRENT ISSUE	CURRENT DOC DATE
DIVISION 44 - POLLUTION CONTROL EQUIPMENT
DIVISION 45 - MANUFACTURING EQUIPMENT
DIVISION 48 - ELECTRICAL POWER GENERATION
DIVISION 50 - RESERVED
50 08 00	Commissioning	05/06/15	Final CD Set	5/6/15
APPENDICES
1	LEED for Core & Shell Version 3.0 Summary Scorecard		Add’m 2	5/29/15

Work Letter	100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 1

Schedule 2(c)-1

Landlord/Tenant Responsibility Matrix

(attached)

100 BINNEY STREET:

Schedule 2(c)-1

LANDLORD / TENANT RESPONSIBILITY MATRIX

100 BINNEY STREET	ALLOCATION
	LANDLORD	TENANT	Landlord (at Tenant’s Expense)
MULTI-TENANT
GENERAL
Building’s USGBC LEED certification level is a minimum of LEED Silver with Gold being the target.	X
Below-grade parking with approximately 185 spaces	X
Base Building third-party commissioning to meet LEED Enhanced Commissioning requirements	X
Tenant Improvements third-party commissioning to meet LEED Enhanced Commissioning requirements		X
Changes to Base Building to meet FM Global requirements			X
SITEWORK
Perimeter sidewalks, street curbs, miscellaneous site furnishings, landscaping and parking	X
Telephone service to main demarcation room from local exchange carrier	X
Domestic sanitary sewer connection to street	X
Lab waste sewer connection	X
Roof storm drainage	X
Eversource (fka NSTAR) primary and secondary electrical service	X
Steam and condensate lines for tenant use	X
Steam service for Tenant needs		X
Eversource gas service for core/shell equipment with allowance for retail tenants	X
Eversource gas service for Tenant needs			X
Domestic water service to Base Building	X
Fire protection water service to Base Building	X
LANDSCAPING
Complete site improvements package, including design and installation	X

Landscape plans including location, species, and sizes of trees, shrubs, groundcovers, flowering plants, ornamental flowering trees and coniferous evergreen trees. All plantings shall be of specimen quality.

X
Hardscape plans including walkways, driveways, curbing, exterior lighting, and non-Tenant signage. Design and site improvements materials shall be of corporate headquarters quality.	X
STRUCTURE
Reinforced concrete slabs with live load capacity of 100 psf (typical areas)	X
Structural enhancements to the Base Building for specific Tenant load requirements			X
Reinforced concrete slabs with 150 psf live load capacities in Base Building and Tenant mechanical spaces in levels M1 and M2.	X
Reinforced concrete slabs with 100 psf live load capacity in Tenant mechanical spaces	X
Concrete containment curbs at mechanical penthouse walls and shafts	X
Containment curbs in Tenant Premises to support Tenant program		X
Structural reinforcing to meet vibration criterion of 8,000 micro inches per second at 75 steps per minute	X
Upgrade structural reinforcing to meet vibration criterion required by Tenant			X
Floor to floor (top of slab to top of slab): 16’-0” on level one; 14-6” on levels two through six; 12-8” on floors seven through nine; 13’-2” on level ten.	X
Column bay spacing: 32-0” typical	X
Structural framing dunnage above roof for Base Building equipment	X

100 BINNEY STREET:

Schedule 2(c)-1

LANDLORD / TENANT RESPONSIBILITY MATRIX

100 BINNEY STREET	ALLOCATION
	LANDLORD	TENANT	Landlord (at Tenant’s Expense)
MULTI-TENANT
Structural framing dunnage above roof for Tenant equipment.			X
Framed openings for Base Building utility risers and future Tenant risers at pre-determined locations	X
Additional framed openings for Tenant, subject to Landlord review and approval ‘			X
Miscellaneous metals and/or concrete pads for Base Building equipment	X
Miscellaneous metals items and/or concrete pads for Tenant equipment		X
ROOFING
Heat-welded TPO roofing system with rigid insulation and 20 year warranty	X
Roofing penetrations for Base Building equipment/systems	X
Roofing penetrations for Tenant equipment/systems			X
Walkway pads to Base Building equipment	X
Walkway pads to Tenant equipment			X
Roofing alterations due to Tenant-requested changes within Building penthouse			X
EXTERIOR
Building exterior consisting of curtain wall, precast concrete panels with brick infill, formed metal panels and windows	X
Base Building entrances	X
Building mounted exterior signage for Tenant identification in accordance with City of Cambridge rules and regulations subject to Landlord review and approval		X
Ground mounted exterior signage for Tenant identification in accordance with City of Cambridge rules and regulations subject to Landlord review and approval	X
Two overhead coiling doors at loading dock	X
One high performance overhead coiling door at parking garage entrance	X
Penthouse enclosure for Base Building rooftop equipment	X
Penthouse enclosure for Tenant rooftop equipment (within existing penthouse)	X
COMMON AREAS

Accessible main entrance with integrated security hardware and recessed walk off aluminum floor grille. Main building entrance will include a stainless steel/all-glass revolving door with a glass canopy and two Herculite door wings. The revolving door has a welded floor grille and bookfold mechanism for egress.

X
Security turnstiles in main lobby at entrance to elevator lobby	X

Core area toilet rooms. Floors and base shall be thin set ceramic tile. Full height ceramic tile shall be provided on wet walls. All other wall surfaces shall be painted drywall. Lavatory counters shall be solid surface with under mount vitreous china sinks, and continuous mirror above lavatory counters to the ceiling height. Metal toilet enclosures shall be metal ceiling-hung toilet compartments, steel panel construction with a stainless steel finish. Toilet room accessories shall be similar or equal to those manufactured by Bobrick Company, all in accordance with handicapped accessibility regulations

X
Bicycle storage and shower rooms on Level 1 sufficient to obtain LEED Sustainable Sites Credit 3.2: Alternative Transportation	X
Shower rooms shall utilize finishes similar to core area toilet rooms	X
Janitor’s closets in core areas	X

100 BINNEY STREET:

Schedule 2(c)-1

LANDLORD / TENANT RESPONSIBILITY MATRIX

100 BINNEY STREET	ALLOCATION
	LANDLORD	TENANT	Landlord (at Tenant’s Expense)
MULTI-TENANT

Electrical closets in core areas. Electrical closets may be used for Tenant-provided electrical equipment, subject to availability remaining after Base Building equipment and conformance to all Code requirements.

X
Core walls facing tenant spaces to receive level 4 finish to 10’0” AFF.	X
Final paint finish on walls in stairways and Base Building utility rooms	X
Painted metal railings in all stairways	X
Code required interior signage for Base Building rooms	X
IDF connected to demarcation room (pathway only)	X
Demarcation room	X
46” high loading dock provided with bumpers and 3,000 lb. hydraulic dock levelers at the three truck bays accommodating 30’ trucks	X
Doors, frames, and hardware at common areas	X
Parking control equipment in garage including AVI readers at entrance	X
Exhaust re-entrainment study to account for Tenant proposed exhaust sources. Initial study was completed for the Base Building	X
Base Building design modifications to accommodate exhaust re-entrainment study recommendations for placement of Tenant exhaust sources			X
ELEVATORS

Four passenger elevators servicing floors 1 through 10; one passenger elevator servicing floors 1, 6-10; one passenger elevator serving floors 2-5. All passenger elevators will have 3,500 lb. capacity, 350 FPM; door entrance is 3-6” wide x 8’-0” high.

X
Two passenger elevators servicing all garage levels and the main lobby on floor 1; 3,500 lb. capacity, 350 FPM; door entrance is 3’-6” wide x 7’-0” high	X
One Base Building service elevator servicing levels B2 through M2 with 5,000 lb. capacity, 350 FPM; door entrance is 4-6” wide x 8’-0” high	X
One Base Building service elevator servicing levels B1 through M1 with 5,000 lb. capacity, 350 FPM; door entrance is 4’-6” wide x 8’-0” high	X
WINDOW TREATMENT

Furnish and install Base Building Standard window treatment, including associated supports and blocking, in Tenant areas. Base Building Standard is Mecho Systems ThermoVeil Basket Weave in Eggshell 1316.

X
Solid surface window sills as applicable within Tenant Premises		X
TENANT AREAS
Drywall and finishes at inside face of exterior walls		X
Finishes at inside face at Tenant side of core partitions		X
Additional toilet rooms within Tenant Premises		X
HVAC and Plumbing Rooms within Tenant Premises		X
Electrical closets within Tenant Premises		X
Additional tel/data rooms for interconnection with Tenant tel/data		X
Tenant kitchen areas		X
Modifications to core areas to accommodate Tenant requirements			X
Moisture mitigation measures at slabs in Tenant Premises		X
Partitions, ceilings, flooring, painting, finishes, DFH, millwork, casework, and build out		X
Fixed or movable casework		X
Laboratory equipment (except as otherwise noted herein)		X
Shared glasswash/autoclave room on the floor	X
Chemical fume hoods, bench fume hood, lab casework		X
Shaft enclosures for Base Building risers	X

100 BINNEY STREET:

Schedule 2(c)-1

LANDLORD / TENANT RESPONSIBILITY MATRIX

100 BINNEY STREET	ALLOCATION
	LANDLORD	TENANT	Landlord (at Tenant’s Expense)
MULTI-TENANT
Shaft enclosures for Tenant risers within allocated space in the main Base Building shafts, installed in accordance with Base Building schedule			X
Shaft enclosures for Tenant risers outside of the allocated Tenant shaft locations as noted on the Base Building plans			X
All interior signage for Tenant Premises		X
Sound attenuation upgrades (interior and/or exterior) in order to comply with City of Cambridge acoustical criteria and design of Tenant Premises			X
Unfinished Tenant mechanical space within parking garage (CMU enclosure, metal doors and frames)	X
Changes to garage-level Tenant mechanical space (i.e. containment curbs; pads; finished walls, ceiling, or floor; upgraded doors, frames and hardware)		X
FIRE PROTECTION
Fire service entrance including fire department connection, alarm valve, and back flow protection	X
Base Building area distribution piping and upturned sprinkler heads	X
Stair distribution piping and sprinkler heads	X
Primary distribution and sprinkler heads adequate to support ordinary hazard (with upturned heads)	X
All run outs, drop heads, and related equipment within Tenant Premises		X
Modification of sprinkler piping and head locations to accommodate Tenant layout and hazard index		X
Specialized extinguishing systems		X
Preaction dry-pipe systems within Tenant Premises		X
Fire extinguisher cabinets within Base Building areas	X
Fire extinguisher cabinets within Tenant Premises		X
Standpipes, distribution and hose connections within egress stairs, garage and lobby	X
Additional hose connections within Tenant Premises, including distribution piping		X
PLUMBING
Tenant point of connection for RO reject water	X
Domestic water distribution within Tenant Premises including reduced pressure backflow preventer		X
Domestic water service with backflow prevention and Base Building risers	X
Base Building restroom plumbing fixtures compliant with ADA requirements	X
Base Building plumbing fixture count based on a population density of 1 occupant per 250 GSF	X
Tenant Premises restroom plumbing fixtures (in addition to those provided by the Base Building)		X
Wall hydrants within Base Building areas (where required by Code)	X
Non-potable water risers for Tenant use including water booster system and reduced pressure backflow preventer	X
Non-potable water distribution within Tenant Premises		X
Tenant metering and sub-metering at Tenant connection			X
Storm drainage system	X
Sanitary waste and vent service for Base Building areas	X
Sanitary waste and vent service within Tenant Premises		X
Hot water generation for Base Building restrooms	X
Two stage active pH neutralization system managed by Landlord	X		X

100 BINNEY STREET:

Schedule 2(c)-1

LANDLORD / TENANT RESPONSIBILITY MATRIX

100 BINNEY STREET	ALLOCATION
	LANDLORD	TENANT	Landlord (at Tenant’s Expense)
MULTI-TENANT
Lab waste and vent pipe risers and distribution serving Tenant Premises		X
Non-potable hot water generation for Tenant use		X
Central air compressor, risers and pipe distribution managed by Landlord	X		X
Central vacuum system, risers and pipe distribution managed by Landlord	X		X
Tepid water generator and risers including open ended drain for Tenant Use	X
Tepid water loop pipe distribution for tenant fit outs including open end drain		X
RO water generator, risers, pipe distribution and reject routing to the point of connection managed by Landlord	X		X
Dl water generator, risers, pipe distribution and reject routing to the point of connection		X
Manifolds, piping, cylinders and other Tenant-specific requirements not specifically mentioned above		X
NATURAL GAS
Natural gas service to Base Building located on west elevation of Building exterior	X
Natural gas service to Base Building boilers and standby generators	X
Natural gas service, pressure regulator, venting to roof and meter for Tenant equipment		X
Natural gas piping from Tenant meter to Tenant Premises (including equipment areas)		X
Natural gas piping distribution within Tenant Premises or equipment connections at Tenant equipment area		X
Natural gas pressure Base Building regulator vent pipe riser from valve location through roof	X
HEATING, VENTILATION, AIR CONDITIONING
Central water-cooled chilled water plant with performance optimization control, 3,675 tons total for Base Building equipment only	X
Chilled water pipe risers for Tenant requirements; 1544 gpm (160 gpm on floor 1; 248 gpm/floor on floor 2,4,5; 140 gpm/floor on floor 3; 100 gpm/floor on floors 6-10} based on program area.	X
Chilled water pipe distribution and BTU meter within Tenant Premises		X

Condenser water capacity for Tenant requirements, including heat exchanger to isolate Base Building water from Tenant equipment, pumps and piping; 1,699 gpm (78.65 gpm on floor 1; 180 gpm/floor on floors 2-10) based on program area

X
Condenser water pipe distribution and BTU meter within Tenant Premises		X
Central gas fired boiler plant with total nominal output of 43.2 million BTU/hr.	X
Additional boilers to accommodate tenant program		X
Steam condensate pumps to return condensate to the utility	X
Steam and condensate lines from the service entrance to the penthouse with isolation valves available for Tenant use.	X
Steam and condensate piping, equipment and flow meter in the penthouse level for Tenant use		X
2” steam connection and valve with 1.5” condensate connection and valve from the risers to the Tenant floors.	X
Steam and condensate distribution with flow meter within the Tenant Premises.		X

100 BINNEY STREET:

Schedule 2(c)-1

LANDLORD / TENANT RESPONSIBILITY MATRIX

100 BINNEY STREET	ALLOCATION
	LANDLORD	TENANT	Landlord (at Tenant’s Expense)
MULTI-TENANT
Additional heat exchangers and humidifiers to accommodate Tenant’s program		X
Hot water pipe risers	X
Hot water pipe distribution and BTU meter within Tenant Premises		X
Fan coil units within Tenant Premises		X
Reheat coils within Tenant Premises		X
Fan coil units within Base Building areas	X
Reheat coils within Base Building areas	X
Building Management System (BMS) for Base Building	X
BMS (compatible with Landlord’s system) within Tenant Premises monitoring Tenant infrastructure		X

Once-through supply air handling units with 30% pre-filters, electronically enhanced 90% final filters, chilled water coils, hot water coils, and heat recovery coils. Units are sized for approximately 660,000 CFM total to the building

X
Vertical supply air duct distribution with horizontal take-off through a smoke/fire damper and air flow measuring station at each connection to each floor; duct risers sized for 2,500 FPM	X

Supply air duct distribution, including ring duct, VAV terminals, equipment connections, insulation, air terminals, dampers, hangers, etc. for Tenant Premises. 2” of water column available downstream of smoke fire damper.

X
Supply air duct distribution, VAV terminals, equipment connections, insulation, air terminals, dampers, hangers, etc. within Base Building areas	X
Roof mounted laboratory exhaust air handlers and fans with energy recovery coils	X
Vertical exhaust air duct risers with air flow measuring station and variable volume exhaust terminal unit at each connection to each Tenant floor.	X
Exhaust air duct distribution, exhaust air valves, equipment connections, insulation, air terminals, dampers, hangers, etc. within Tenant Premises.		X
Exhaust air duct distribution, exhaust air valves, equipment connections, insulation, air terminals, dampers, hangers, etc. within Base Building	X

Tenant exhaust for non-combined hoods (radio-isotope, perchloric acid, etc.), ductwork and fans; limit 3 per floor (no more than 15 in the Building). Tenant shall receive its proportional share of the 15 risers.

X
Restroom exhaust for Base Building bathrooms	X
Restroom exhaust for new bathrooms within Tenant Premises		X
Electric room ventilation system for Base Building electrical closets	X
Electric room ventilation system for electrical closets within Tenant Premises		X
Sound attenuation for Base Building infrastructure to comply with Cambridge Noise Ordinance	X
Sound attenuation for Tenant equipment to comply with Cambridge Noise Ordinance		X
Additional cooling equipment for Tenant requirements		X
Garage exhaust fans with CO detection; 50,000 CFM total	X
50% glycol heat recovery system for central AHUs	X
Stair and elevator pressurization systems for stairs and elevators within Base Building areas	X
Elevator pressurization systems within Tenant Premises or installed by Tenant		X

100 BINNEY STREET:

Schedule 2(c)-1

LANDLORD / TENANT RESPONSIBILITY MATRIX

100 BINNEY STREET	ALLOCATION
	LANDLORD	TENANT	Landlord (at Tenant’s Expense)
MULTI-TENANT
Electrical utility vault ventilation system for Base Building	X
Garage ramp snow melt system	X

Design criteria:

Winter: Outdoor temperature of 6°F DB; indoor temperature of 70°F DB and RH of 30% (Uncontrolled RH) Summer: Outdoor temperature of 88°F DB/71°F WB; indoor temperature of 75°F DB and RH of 55% +10% (Uncontrolled RH)

X
Indoor design criteria: Heat at exterior walls to achieve humidity levels greater than levels provided by the Base Building		X
ELECTRICAL
Electrical utility service to switchgear in main electrical room	X
4000 amp, 480/277v bus risers—two (2) for Base Building and two (2) for Tenant	X
11.5 watts/SF at 480V of program area available for Tenant use	X

One (1) 800 kW diesel generator for Base Building life safety and code-required emergency power systems; junction boxes will contain capped life safety circuits for future emergency lighting (maximum .25 watts/SF of life safety power for Tenant use).

X
Two (2) 750 kW/937 kVA, 480/277 volt, 60 Hz, three phase/four-wire natural gas-fired generators for standby power—maximum Tenant use is 4 watts/SF of program area	X
Future standby generator for Tenant use (in addition to 4 watts/SF of program area provided by the Base Building).		X
Design, engineering and construction (including piping to inside the building) of fuel oil tank(s) for future standby generator for Tenant use.			X
Standby and life safety power distribution within Tenant Premises		X
Automatic transfer switch for Tenant load per floor- maximum Tenant use is 4 watts/SF of program area		X
Automatic transfer switch for Base Building life safety generator	X
Sound attenuation for Tenant future standby generator to comply with Cambridge Noise Ordinance		X
Sound attenuation for Base Building life safety generator and standby generator to comply with Cambridge Noise Ordinance	X
Lighting and power distribution for Base Building areas	X
Lighting and power distribution for Tenant Premises		X
Meter socket and meter for Tenant bus tie-in per floor.		X
Future optional standby generator for Tenant use.		X
Tenant panels, transformers, etc. in addition to Base Building house panels for Base Building area		X
FIRE ALARM
Base Building fire alarm system with devices within Base Building areas	X
Fire alarm sub panels and devices for Tenant Premises with integration into Base Building system. FA vendor must be approved by Landlord.		X
Alteration to fire alarm system to facilitate Tenant program		X
TELEPHONE/DATA
Underground local exchange carrier service to primary demarcation room in basement.	X
Service from primary demarcation room to secondary demarcation room		X
Intermediate distribution frame rooms		X
Tenant tel/data rooms		X
Pathway from demarcation room to Tenant tel/data rooms	X

100 BINNEY STREET:

Schedule 2(c)-1

LANDLORD / TENANT RESPONSIBILITY MATRIX

100 BINNEY STREET	ALLOCATION
	LANDLORD	TENANT	Landlord (at Tenant’s Expense)
MULTI-TENANT
Tel/Data cabling from demarcation room to intermediate distribution frame rooms		X
Tel/Data cabling from demarcation room and/ or intermediate distribution frame rooms to Tenant tel/data room		X
Fiber optic service for Tenant use		X
Carriers with fiber optic capability serving the property:
• Verizon
• Comcast
• Lightower, through which the below carriers are potentially available
• Last Mile Solutions
• RCN
• Zayo
• Genesis Fiber
• Century Link
Tel/data infrastructure including, but not limited to, servers, computers, phone systems, switches, routers, MUX panels, equipment racks, ladder racks, etc.		X
Provisioning of circuits and service from service providers		X
Audio visual systems and support		X
Station cabling from Tenant tel/data room to all Tenant locations, within the Premises and exterior to the Premises if needed		X
SECURITY
Card access at Building entries	X
Video camera coverage of common areas and garage	X
AV! readers with integrated transponder system at Parking Garage entrance	X
Card access into or within Tenant Premises on separate Tenant installed and managed system		X
Video camera coverage of Tenant Premises on separate Tenant installed and managed system		X
Security station in Lobby	X

Work Letter	100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 1

Schedule 2(c)-2

Landlord/Tenant Utility Allocation Matrix

(attached)

Schedule 2(c)-2 Utility Allocation Matrix

Revision#1: 6-18-2015

Revision#2: 6-09-2016

Revision#3: 5-09-2017

100 Binney Street Work Letter Schedule 2(c) -2 Utility Allocation Matrix
Level		Condi- tioned Area	Air Flow Rate 56 F SAT	Heating Hot Water Flow 140F EWT, 120F LWT	Normal Elect. Power Utility Provided	Emerg. Elect. Power Oil-Fired Generator	$lby Elect. Power Gas-Fired Generator	Chilled Water Flow 44F EWT, 68F LWT	Condenser Water Flow 80FEWT, 100F LWT	Steam Flow Utility Provided at 180 psig & 600F (note 1)	Potable Water at 50 psig	Tempered Water (note 2)	Non- portable Water at 60 psig
		Sq. Ft.	GPM	GPM	kW @ 430 V	kW @277 V	kW @ 430 V	GPM	GPM	MBH	GPM	GPM	GPM
TCR2	16415	51%	28,726	94	196.76	4.34	70.15	51.19	67.13	2559.99	29.81	60.00	63.98

Notes:

1.	Pipe riser and tap provided as part of base building. Pipe is sized for capacities listed. Tenant responsible for agreement with utility steam company.
2.	Building can support two emergency showers operating at once.

Work Letter	100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 1

Schedule 2(d)

LEED Standards

(attached)

Work Letter (Landlord Build)

Schedule 1(d) - LEED Standards

WEc3: Water Use Reduction

Any additional Tenant added fixtures shall meet the following maximum water use rates: Toilets maximum 1.28 gallons per flush; Urinals maximum 0.125 gallons per flush; Sensored Lavatory faucets maximum 0.5 gallons per minute (12 second cycle); Shower heads maximum 1.75 gallons per minute, P3antry faucets maximum 1.8 gallons per minute.

EAprereG2: Minimum Energy Performance

ALL future Tenant improvements shall meet or exceed the baseline requirements of ANSI/ASHRAE/IESNA Standard 90.1-2007. Accordingly, tenants shall install energy efficient lighting fixtures such as those-qualified by ENERGY STAR (www.eneravstar.gov), and energy efficient light bulbs, such as compact fluorescent and LEDs, so that the connected lighting power density in office spaces does not exceed an average of 0.85W/sf.

EAprereG3: Fundamental Refrigerant Management

The base building heating, ventilating, air conditioning and refrigeration systems do not use any chlorofluorocarbon (CFC)-based refrigerants. The use of CFC-based refrigerants in any Tenant provided system or equipment is strictly prohibited.

EAc4: Enhanced Refrigerant Management

The base building heating, ventilating, air conditioning and refrigeration systems have been selected to reduce ozone depletion and support early compliance with the Montreal Protocol while minimizing direct contributions to climate change. All tenant provided HVAC&R equipment must also comply with the following formula, which sets a maximum threshold for the combined contributions to ozone depletion and global warming potential:

S (LCGWP + LCODP x 105) x Qunit ≤ 100

                Qtotal

IEQc5: Indoor Chemical and Pollutant Source Control

The base building has been designed to minimize building occupant exposure to potentially hazardous particulates and chemical pollutants. All Tenant work affecting the entry of pollutants into the building and potential cross contamination of regularly occupied areas must be mitigated through the following strategies, as applicable to the tenant improvements:

1. Employ permanent entryway systems at least 10 feet long (3 meters) in the primary direction of travel to capture dirt and particulates entering the building at regularly used exterior entrances. Acceptable entryway systems include permanently installed grates, grills and slotted systems that allow for cleaning underneath. Roll-out mats are acceptable only when maintained on a weekly basis by a contracted service organization. Projects that do not have entryway systems cannot achieve this credit.

2. Sufficiently exhaust each space where hazardous gases or chemicals may be present or used (e.g. garages, housekeeping and laundry areas and copying and printing rooms) to create negative pressure with respect to adjacent spaces when the doors to the room are closed. For each of these spaces, provide self-closing doors and deck-to-deck partitions or a hard-lid ceiling. The exhaust rate must be at least 0.50 cubic feet per minute (cfm) per square foot (0.15 cubic meters per minute per square meter), with no air recirculation. The pressure differential with the surrounding spaces must be at least 5 Pascals (Pa) (0.02 inches of water gauge) on average and 1 Pa (0.004 inches of water) at a minimum when the doors to the rooms are closed.

Work Letter (Landlord Build)

Schedule 3.3(c) - LEED Standards

3.	In mechanically ventilated buildings, each ventilation system that supplies outdoor air shall comply with the following:

A.	Particle filters or air cleaning devices shall be provided to clean the outdoor air at any location prior to its introduction to occupied spaces.

B.	These filters or devices shall meet one of the following criteria:

•	Filtration media is rated a minimum efficiency reporting value (MERV) of 13 or higher in accordance with ASHRAE Standard .52.2.

•	Filtration media is Class F7 or higher, as defined by CEN Standard EN 779: 2002, Particulate air filters for general ventilation, Determination of the filtration performance.

•	Filtration media has a minimum dust spot efficiency of 80% or higher and greater than 98% arrestance on a particle size of 3-10 pg.

C.	Clean air filtration media shall be installed in all air systems after completion of construction and prior to occupancy.

Innovation Credit: Low-Mercury Lighting

The landlord is pursuing a LEED Innovation Credit for the use of low-mercury lighting. All tenant provided interior and exterior site lighting must be designed and specified such that it does not exceed average mercury content of 80 picograms per lumen hour.

100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 1

EXHIBIT D TO LEASE

ACKNOWLEDGMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made as of this ____ day of ________________, 201__ between ARE-MA REGION NO. 45, LLC, a Delaware limited liability company (“Landlord”), and TCR2 THERAPEUTICS INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated as of _______________, 2017 (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for ail purposes of the Lease, that the Commencement Date of the Base Term of the Lease is ______________, ______________, the Rent Commencement Date is _______________, ____________, and the expiration date of the Base Term of the Lease shall be midnight on _____________, ____________. In case of a conflict between this Acknowledgment of Commencement Date and the Lease, this Acknowledgment of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

TCR[2] THERAPEUTICS INC.,
a Delaware corporation

By:
Its:

LANDLORD:

ARE-MA REGION NO. 45, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, Managing Member

	By:	ARE-QRS CORP.,
a Maryland corporation,
General Partner

By:

Its:

100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 1

EXHIBIT E TO LEASE

INTENTIONALLY OMITTED

100 Binney Street, Cambridge/TCR[2]Therapeutics Inc. – Page 1

EXHIBIT F TO LEASE

LANDLORD-TENANT OPERATIONS MATRIX

(attached)

Exhibit F - Operations Responsibility Matrix

DESCRIPTION	ALLOCATION
	Landlord’s Responsibility Building Operating Expense	Tenant’s Responsibility
OPERATIONS RESPONSIBILITY MATRIX* (not to be used for determining capital expenses)
UTILITIES
Tenant Premises utility meters and consumption.		X
Base Building and Common Area utility meters and consumption.	X
Garage Area utilities separately metered.	X
Telephone to main demarcation room from local exchange carrier for Common Areas and Base Building Equipment.	X
Sanitary sewer and discharge pipes to street connection.	X
Eversource primary and secondary electrical service for Base Building and Common Area.	X
Eversource gas service to Building for Base Building and Common area equipment.	X
Domestic water service to Building and Common Area.	X
Fire protection water service to Building.	X
STRUCTURE
Steel structure, maintenance and repair.	X
Structural enhancements for specific Tenant load requirements.		X
Maintenance and repair of structural framing dunnage above roof for Base Building equipment.	X
Maintenance and repair of structural framing dunnage above roof for Tenant equipment subject to Landlord review and approval.		X
Maintenance and repair of framed openings for Base Building utility risers.	X
Maintenance and repair of framed openings for Tenant utility risers in addition to Base Building subject to Landlord review and approval.		X
Maintenance and repair of miscellaneous metals items and/or concrete pads for Base Building equipment.	X
Maintenance and repair of miscellaneous metals items and/or concrete pads for Tenant equipment.		X
ROOFING
Maintenance and repair of roofing.	X
Maintenance and repair of roofing penetrations for Base Building equipment/systems.	X

Exhibit F - Operations Responsibility Matrix

DESCRIPTION	ALLOCATION
	Landlord’s Responsibility Building Operating Expense	Tenant’s Responsibility
Maintenance and repair of walkway pads to Base Building equipment.	X
EXTERIOR
Perimeter sidewalks, street curbs, miscellaneous site furnishings, landscaping and parking garage.	X
Main Building entrances.	X
Maintenance and repair of loading dock area and overhead doors.	X
Maintenance and repair of Cambridge Noise Ordinance Compliance for Base Building rooftop equipment.	X
Cambridge Noise Ordinance Compliance for Tenant rooftop equipment.		X
COMMON AREAS
Accessible main building entrance.	X
Upper level elevator lobbies on multi-tenant floors.	X
Common Area toilet rooms on multi-tenant floors.	X
Janitor’s closets in core areas on multi-tenant floors.	X

Electric service for lighting for all public areas and special service areas in a manner to the extent deemed by Landlord to be in keeping with the standards of other first class laboratory and office buildings in the Cambridge, Massachusetts market area.

X
Electrical closets in core areas on multi-tenant floors.	X
Electrical closets in core areas Serving Base Building and Common Area.	X
IDF connected to secondary demarcation room.		X
Maintenance and repair of the Building as described in Section 13 of the Lease.	X
Maintenance and repair of primary demarcation room.	X
Maintenance and repair of loading dock area.	X
Maintenance and repair of doors, frames, and hardware at common areas.	X
CLEANING, LANDSCAPING, SNOW PLOWING AND GARAGE
Nightly cleaning services in Tenant Premises.		X
Day porter services for Tenant Premises.		X
Nightly cleaning and day porter services for Common Area.	X
Common Area Cleaning supplies and paper goods.	X
Trash service in loading dock.	X

Exhibit F - Operations Responsibility Matrix

DESCRIPTION	ALLOCATION
	Landlord’s Responsibility Building Operating Expense	Tenant’s Responsibility
Exterior Landscaping.	X
Snowplowing and deicing.	X
Garage Operations.	X
ELEVATORS
Maintenance and repair of passenger elevators.	X
Maintenance and repair of freight elevator.	X
WINDOW WASHING
Window Washing Exterior—twice annually.	X
Window Washing Interior—Common Area—twice annually.	X
Window Washing Interior—Tenant Premises.		X
FIRE PROTECTION
Maintenance and repair of fire service entrance including fire department connection, alarm valve, and flow protection.	X
Maintenance and repair of core area distribution piping and sprinkler heads.	X
Maintenance and repair of stair distribution piping and sprinkler heads.	X
Maintenance and repair of primary distribution and sprinkler heads adequate to support ordinary hazard (with upturned heads).	X
Maintenance and repair of all run outs, drop heads, and related equipment within Tenant premises.		X
Modification of sprinkler piping and head locations to suit Tenant layout and hazard index.		X
Specialized extinguishing systems.		X
Pre-action dry-pipe systems (if required).		X
Where required, maintenance and repair of fire extinguisher cabinets at core areas.	X
Fire extinguisher cabinets in Tenant Premises.		X
PLUMBING
Common Area plumbing repairs, maintenance and repair.	X
Tenant plumbing repairs or replacements,		X
Maintenance and repair of domestic water service with backflow prevention and Base Building risers.	X
Domestic water distribution within Tenant Premises.		X

Exhibit F - Operations Responsibility Matrix

DESCRIPTION	ALLOCATION
	Landlord’s Responsibility Building Operating Expense	Tenant’s Responsibility
Hot and cold domestic water and sanitary sewer at points of supply provided by Landlord for general use of Tenants of the Building, including restrooms and kitchens.	X
Maintenance and repair of Common Area restroom plumbing fixtures compliant with accessibility requirements.	X
Tenant restroom plumbing fixtures compliant with accessibility requirements (In addition to those provided by the Base Building).		X
Maintenance and repair of wall hydrants in Common Areas (where required by code).	X
Tenant metering and sub-metering at Tenant connection.		X
Maintenance and repair of sanitary waste and vent service.	X
Hot water generation for restrooms.	X
Lab waste water system, distribution, effluent connection to sanitary, permitting.		X
NATURAL GAS/STEAM
Maintenance and repair of natural gas/steam pipes for service within Building up to Tenant meter.	X
Maintenance and repair of natural gas/steam service to Base Building boilers/heat exchangers.	X
Natural gas service, pressure regulator and meter for Tenant equipment.		X
Natural gas/steam piping from Tenant meter to Tenant Premises or Tenant equipment area.		X
Natural gas/steam pipe distribution within Tenant Premises.		X
Natural gas/steam pressure regulator vent pipe riser from valve location through roof.		X
HEATING, VENTILATION, AIR CONDITIONING
Maintenance and repair of chillers for core HVAC System -penthouse mechanical.	X
Maintenance and repair of chilled water pipe risers.	X
Chilled water pipe distribution within Tenant Premises,		X
Maintenance and repair of central gas fired boiler plant/steam service and heat exchangers—Penthouse Mechanical.	X
Maintenance and repair of hot water pipe risers.	X
Hot water pipe distribution within Tenant Premises.		X
Fan coil units and/or VAV boxes within Tenant Premises.		X
Reheat coils, VAV boxes within Tenant Premises.		X

Exhibit F - Operations Responsibility Matrix

DESCRIPTION	ALLOCATION
	Landlord’s Responsibility Building Operating Expense	Tenant’s Responsibility
Maintenance and repair of fan coil units within core Common Areas.	X
Reheat coils VAV boxes within Building Common Areas,	X
Maintenance and repair of building management system (BMS) for core area and Base Building infrastructure.	X
Tenant (compatible with Landlord’s system—to be a slave system to Base Building Tenant System) within Tenant Premises and Tenant infrastructure.		X
Air Handling Units per Floor serving Single Tenant Premises.		X
Maintenance and repair of vertical supply and return air duct distribution. Terminates at damper on each floor.	X
Supply air duct distribution, VAV terminals, equipment connections, insulation, air terminals, dampers, hangers, etc. within Tenant Premises.		X
Maintenance and repair of supply air duct distribution, VAV terminals, equipment connections, insulation, air terminals, dampers, hangers, etc. within Base Building.	X
Maintenance and repair of roof mounted Base Building HVAC infrastructure.	X
Maintenance and repair of vertical exhaust air duct risers for Building Common Areas.	X
Exhaust air duct distribution, exhaust air valves, equipment connections, insulation, air terminals, dampers, hangers, etc. within Tenant Premises.		X
Maintenance and repair of exhaust air duct distribution, exhaust air valves, equipment connections, insulation, air terminals, dampers, hangers, etc. within Base Building.	X
Maintenance and repair of restroom exhaust for Base Building area.	X
Restroom exhaust for restrooms within Tenant Premises.		X
Maintenance and repair of electric room ventilation system for Base Building electrical closets.	X
Electric room ventilation system for electrical closets within Tenant premises.		X
Maintenance and repair of sound attenuation for Base Building infrastructure to comply with Cambridge Noise Ordinance.	X
Sound attenuation for Tenant equipment to comply with Cambridge Noise Ordinance.		X
Additional/ dedicated cooling for Tenant requirements.		X

Exhibit F - Operations Responsibility Matrix

DESCRIPTION	ALLOCATION
	Landlord’s Responsibility Building Operating Expense	Tenant’s Responsibility
ELECTRICAL
Tenant Premises electrical repairs, replacements.		X
Common Area electrical repairs, replacements.	X
Maintenance and repair of electrical utility service to switchgear.	X
Tenant Premises Meters—metered by utility provider or sub-metered by Landlord.		X
Maintenance and repair of emergency generator for life safety for Base Building.	X
Maintenance and repair of sound attenuation for emergency generator for life safety to comply with Cambridge Noise Ordinance.	X
Standby power distribution within Tenant Premises.		X
Maintenance and repair of lighting and power distribution for Base Building.	X
Lighting and power distribution for Tenant Premises.		X
Meter for Tenant bus tie-in.		X
Maintenance and repair of common area life safety emergency lighting/signage.	X
Tenant Premises life safety emergency lighting/signage.		X
Tenant panels, transformers, etc. in addition to Base Building.		X
FIRE ALARM
Maintenance and repair of Base Building fire alarm system with devices for Building and Common areas.	X
Fire alarm sub panels and devices for Tenant Premises with integration into Base Building system. Testing by Landlord upon occupancy.		X
Alteration to fire alarm system to facilitate Tenant program.		X
Testing of Tenant specific fire suppression system.		X
Installation of fire suppression system Tenant space.		X
Maintenance and repair of fire suppression system testing Common and-Tenant Area Space.	X
TELEPHONE/DATA
Maintenance and repair of underground local exchange carrier conduits to primary demarcation room.	X
Tenant tel/data rooms. .		X
Tel/Data cabling from demarcation room to intermediate Tenant Premises.		X
Fiber optic service for Tenant use.		X

Exhibit F - Operations Responsibility Matrix

DESCRIPTION	ALLOCATION
	Landlord’s Responsibility Building Operating Expense	Tenant’s Responsibility
Tel/data infrastructure including but not limited to servers, computers, phone systems, switches, routers, MUX panels, equipment racks, ladder racks, etc.		X
Provisioning of circuits and service from service providers.		X
Audio visual systems and support for Tenant Premises.		X
SECURITY
Maintenance and repair of card access at Common Area Building entries and video camera coverage of common areas and garage.	X
Card access into or within Tenant Premises on separate Tenant installed and managed system.		X
Video camera coverage of Tenant Premises on separate Tenant installed and managed system.		X
Maintenance and repair of security in Common Area lobby.	X
Manned security station in building lobby 24/7/365, but after hours may be remote.	X
Access cards for Base Building and parking garages furnished by Landlord.	X

*

This list is for building maintenance responsibilities for landlord’s Building Operating Expenses and Tenant’s responsibilities for maintenance that Tenant is to separately perform at Tenant’s sole cost and expense.

100 Binney Street, Cambridge/TCR2Therapeutics Inc. – Page 1

EXHIBIT F-1 TO LEASE

FORM OF LICENSE AGREEMENT FOR SHARED EQUIPMENT

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement”), dated as of _____________, 2017, is made and entered into by and between ARE-MA REGION NO. 45 LLC, a Delaware limited liability company (“Licensor”), and TCR2 THERAPEUTICS INC., a Delaware corporation (“Licensee”), with reference to the following Recitals:

RECITALS

A. Licensor is the owner of that certain property commonly known as 100 Binney Street, Cambridge, Massachusetts (the “Property”).

B. Concurrently herewith, Licensee and Licensor are entering into that certain Lease Agreement (the “Lease”) for certain space located at the Property and more particularly described therein (the “Premises”). All initially capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed thereto in the Lease.

C. Licensee desires to have, and Licensor desires to grant to Licensee, certain rights to access and use a certain area of the Property described as the “Shared Science Facility” on Exhibit 1 attached hereto, all in accordance with the terms and provisions set forth below.

AGREEMENT

For and in consideration of the covenants and premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. License. Licensor hereby grants Licensee, and Licensee hereby accepts, a non-exclusive license to use the Shared Science Facility subject to the terms and provisions of this Agreement.

2. Use. Licensee shall exercise its limited rights hereunder in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Property or Shared Science Facility and the use and occupancy thereof, including the rules and regulations attached as Exhibit 2 hereto, as the same may be revised by Licensor from time to time. Licensor shall provide written notice to Tenant of such rules and regulations and revisions thereto.

3. Term. The term of this Agreement shall commence on the Commencement Date set forth in the Lease (the “Commencement Date”) and continue until the earlier to occur of (a) the last day on which Licensee is entitled to occupy the Premises pursuant to the terms of the Lease, (b) the date this Agreement is sooner terminated pursuant to its terms, and (c) the date the Lease is sooner terminated pursuant to its terms. The period between the Commencement Date and the date of termination of this Agreement shall be the “Term.”

100 Binney Street, Cambridge/TCR2Therapeutics Inc. – Page 2

4. Relocation and Modification of Shared Science Facility. Licensor shall have the right at any time to reconfigure, relocate or modify the Shared Science Facility from time to time and to revise or expand any of the services (if any) provided therein; provided, however, that such reconfiguration, relocation or modification of the Shared Science facility or any revision or expansion of services shall not materially adversely affect Tenant’s use of the Shared Science Facility or service as permitted pursuant to this Agreement.

5. Interference. Licensee shall use the Shared Science Facility in a manner that will not interfere with the rights of any tenants, other licensees or Licensor’s service providers. Licensor assumes no responsibility for enforcing Licensee’s rights or for protecting the Shared Science Facility from interference or use from any person, including, without limitation, tenants or other licensees of the Property.

6. Default by Licensee.

(a) It is mutually agreed that Licensee shall be in default hereunder (“Default”),

(i) if Licensee fails to comply with any of the terms or provisions of this Agreement, and fails to cure such default within 30 days after the date of delivery of written notice of default from Licensor, provided that if the nature of such default is such that it cannot be cured by the payment of money and reasonably requires more than 30 days to cure, then Licensee shall not be deemed to be in Default under this License if Licensee commences such cure within 30 days of the aforesaid, notice from Licensor and thereafter diligently prosecutes such cure to completion within 90 days of the aforesaid notice from Licensor; or

(ii) during the occurrence and continuation of any Default (as defined in the Lease) under the Lease.

(b) In the event of any Default by Licensee hereunder, Licensor shall be entitled to ail rights and remedies provided for Landlord under the Lease, and all other rights and remedies provided at law or in equity, including without limitation, the right to terminate this Agreement and the license granted hereunder.

7. Indemnification and Limitation of Liability.

(a) Licensor’s sole obligation for providing any autoclave, glasswash equipment, standby generators or any other standby power equipment, other equipment, systems, furnishings or personal property to the Shared Science Facility, whether or not affixed to the Building (collectively, “Equipment”) shall be (i) to provide such Equipment as is determined by Licensor in its sole and absolute discretion, and (ii) to contract with a third party (determined by Licensor to be qualified) to maintain the Equipment that is deemed by Licensor (in its reasonable professional discretion) to need periodic maintenance per the manufacturer’s standard maintenance guidelines. Licensor shall have no obligation to provide Licensee with operational Equipment, back-up Equipment or back-up utilities or to supervise, oversee or confirm that the third party maintaining the Equipment is maintaining the Equipment as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the Equipment when such Equipment is not operational, including any delays thereto due to the inability to obtain parts or replacements, Licensor shall have no obligation to provide Licensee with alternative or back-up Equipment or alternative sources of utilities. Licensee expressly

100 Binney Street, Cambridge/TCR2Therapeutics Inc. – Page 3

acknowledges and agrees that Licensor does not guaranty that the Equipment will be operational at all times, will function or perform adequately, or that emergency power will be available to the Premises when needed, and Licensor shall not be liable for any damages resulting from the failure of such Equipment. Licensee hereby releases Licensor from and against any and all claims arising directly or indirectly out of or relating to the Equipment, or the existence, use of failure thereof, unless caused solely by the willful misconduct or gross negligence of Licensor. The terms and provisions of this Section 7(a) shall survive the expiration or earlier termination of this Agreement.

(b) NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LICENSOR AND LICENSEE TO THE CONTRARY: (i) LICENSOR SHALL NOT BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR (AND LICENSEE AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION, TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; AND (ii) THERE SHALL BE NO PERSONAL RECOURSE TO LICENSOR FOR ANY ACT OR OCCURRENCE RELATED TO THE EQUIPMENT IN, ON OR ABOUT THE PREMISES, SHARED SCIENCE FACILITY OR PROJECT OR ARISING IN ANY WAY UNDER THIS LICENSE AGREEMENT OR ANY OTHER AGREEMENT BETWEEN LICENSOR AND LICENSEE WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LICENSOR HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LICENSOR’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LICENSOR’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (iii) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LICENSOR OR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS IN CONNECTION WITH THIS LICENSE AGREEMENT NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LICENSOR OR ANY OF LICENSOR’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS.

(c) Licensee acknowledges and agrees that there are no warranties of any kind, whether express or implied, made by Licensor or otherwise with respect to the Equipment, Shared Science Facility1 or any services (if any) provided in the Shared Science Facility, and Licensee disclaims any and all such warranties.

(d) Licensor shall not be in default hereunder unless Licensor fails to perform any of its obligations hereunder within thirty (30) days after written notice from Licensee specifying such failure, with such extension of time by reason of Force Majeure as may be reasonably necessary; provided, however, that if the nature of Licensor’s’ obligation arises from an emergency condition and Licensee provides notice to Licensor (which may be telephonic if followed by written notice on the same day describing the emergency condition in reasonable detail, including without limitation the emergency nature of the condition and specifying in all capital letters and boldface type that the condition is an emergency and response is required by Licensor pursuant to this Agreement), then Licensor shall respond within a reasonable period after receipt of such notice of the emergency condition. Licensee’s sole remedy for any breach or default by Licensor hereunder shall be to terminate this Agreement and Licensee hereby, to the maximum extent possible, knowingly waives the provisions of any law or regulation, now or hereafter in effect which provides additional or other remedies to Licensee as a result of any breach by Licensor hereunder or under any such law or regulation.

100 Binney Street, Cambridge/TCR2Therapeutics Inc. – Page 4

8. Miscellaneous.

(a) This Agreement, together with the Lease, constitutes the entire agreement and understanding between the parties, and supersedes all offers, negotiations and other agreements concerning the subject matter contained herein. Any amendments to this Agreement must be in writing and executed by both parties.

(b) If any clause or provision of this Agreement is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby.

(c) This Agreement shall be binding on and inure to the benefit of the successors and permitted assigns of the respective parties.

(d) All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth in the Lease {as the same may be revised from time to time in accordance with the terms of the Lease).

(e) The license granted hereunder is appurtenant to Licensee’s leasehold interest in the Premises and may not be assigned or otherwise pledged or transferred, directly or indirectly, except in connection with any assignment of the Lease or sublease of the Premises to which Landlord consents or is otherwise permitted under the Lease. In the event of a permitted assignment of the Lease, this Agreement shall automatically be assigned thereby, and thereupon the assigning Licensee shall have no further rights to use or access the Shared Science Facility. No assignment or other transfer of the Lease or of this License shall release Licensee of its obligations hereunder.

(f) This Agreement shall be construed, interpreted, governed and enforced pursuant to the laws of the state in which the Property is located.

(g) This Agreement may be executed in multiple counterparts but all counterparts taken together shall constitute a single document.

(h) Time is of the essence of each and every provision of this Agreement.

(i) The parties to this Agreement hereby acknowledge that each such party and its counsel have participated in the negotiation and preparation of this Agreement, and this Agreement shall be construed and interpreted without regard to any presumption or other rule requiring construction against the party causing the Agreement to be drafted.

(j) Licensee acknowledges that its use of the Shared Science Facility are non-exclusive and will be subject to the use of other tenants and licensees of the Property. Licensee acknowledges that it will be important for all such users to cooperate with each other, to maintain the confidentiality of each party’s documents and operations as well as information a party may hold under confidential arrangements with third parties. Licensee shall maintain and treat as

100 Binney Street, Cambridge/TCR2Therapeutics Inc. – Page 5

confidential and secret all information and materials which may intentionally or unintentionally be disclosed to it in connection with such shared occupancy (the “Confidential Information”). Licensee shall not disclose Confidential Information to any third party and will take appropriate action by instruction, agreement or otherwise with its employees, agents, affiliates, associates, representatives, contractors and invitees to ensure that security of the Confidential Information is maintained. Notwithstanding the foregoing, Licensee may disclose Confidential Information to the extent that (a) disclosure is compelled by judicial or administrative process or other requirements of law, or (b) Licensee can show that such Confidential information (i) was publicly available prior to the date of this Agreement or thereafter became publicly available without violation of this Agreement by Licensee or its employees, agents, affiliates, associates, representatives, contractors or invitees, or (ii) became available to Licensee by means other than its use of or access to the Shared Science Facility. The provisions of this Section 8(j) shall survive the expiration or earlier termination of this Agreement

[Signatures on Next Page]

100 Binney Street, Cambridge/TCR2Therapeutics Inc. – Page 6

IN WITNESS WHEREOF, Licensor and Licensee have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

LICENSEE:

TCR[2] THERAPEUTICS INC.,
a Delaware corporation

By:
Its:

LICENSOR:

ARE-MA REGION NO. 45, LLC, a Delaware limited liability corporation

By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, Managing Member

	By:	ARE-QRS CORP., a Maryland corporation, General Partner

By:
Its:

100 Binney Street, Cambridge/TCR2Therapeutics Inc. – Page 7

EXHIBIT 1 TO LICENSE AGREEMENT

DRAWING SHOWING SHARED SCIENCE FACILITY

(attached)

100 Binney Street, Cambridge/TCR2Therapeutics Inc. – Page 8

EXHIBIT 2 TO LICENSE AGREEMENT

RULES AND REGULATIONS

Rules and regulations (if any) will be established and implemented by Licensor during the Term.

100 Binney Street, Cambridge/TCR2Therapeutics Inc.

EXHIBIT G TO LEASE

TENANT’S PERSONAL PROPERTY

None.

100 Binney Street, Cambridge/TCR2Therapeutics Inc. – Page 1

EXHIBIT H

FORM OF ESTOPPEL CERTIFICATE

THIS TENANT ESTOPPEL CERTIFICATE (“Certificate”), dated as of _____________, 20__, is executed by TCR2 THERAPEUTICS INC., a Delaware corporation (“Tenant”) in favor of ARE-MA REGION NO. 45, LLC, a Delaware limited liability company, together with its nominees, designees and assigns (collectively, “Landlord”).

RECITALS

A. Tenant and Landlord have entered into that certain Lease Agreement dated as of __________, 2017 (together with all amendments, modifications, and supplements, thereof, the “Lease”), for a portion of the Project.

B. Pursuant to the Lease, Tenant has agreed that upon the request of Landlord, Tenant would execute and deliver an estoppel certificate certifying the status of the Lease.

C. Landlord has requested that Tenant execute this Certificate with an understanding that Landlord and parties designated by Landlord will rely on the representations and agreements below.

NOW, THEREFORE, Tenant certifies, warrants, and represents to Landlord as follows:

1. Lease. Attached hereto as Exhibit 1 is a true, correct and complete copy of the Lease, including the following amendments, modifications, supplements, guarantees and restatements thereof, which together represent all of the amendments, modifications, supplements, guarantees and restatements thereof: _____________________. (If none, please state “None.”)

2. Premises. Pursuant to the Lease, Tenant leases those certain premises (the “Premises”) consisting of approximately ____________ rentable square feet within the Project, as more particularly described in the Lease. In addition, pursuant to the terms of the Lease, Tenant has a license for the use of [____________] parking spaces in the Garage and [___________] parking spaces in the parking garage located at 50-60 Binney Street, Cambridge, Massachusetts during the Term of the Lease.

3. Full Force of Lease. The Lease has been duly authorized, executed and delivered by Tenant, is in full force and effect has not been terminated and constitutes a legally valid instrument, binding and enforceable against Tenant in accordance with its terms, subject only to applicable limitations imposed by laws relating to bankruptcy and creditor’s rights.

4. Complete Agreement. The Lease constitutes the complete agreement between Landlord and Tenant for the Premises and the Project, except as modified by the Lease amendments noted above (if any).

5. Acceptance of Premises. The Premises have been Delivered to Tenant. [NOTE: N/A if prior to Commencement Date.] Tenant has accepted possession and is currently occupying the Premises [NOTE: N/A if prior to Commencement Date].

100 Binney Street, Cambridge/TCR2 Therapeutics Inc.

6. Lease Term; Extension; Expansion. The term of the Lease commenced on __________, 20__ and ends on _______________, 20__. Tenant has one option to extend the Base Term as set forth in the Lease. Tenant has no option to lease, right of first refusal to lease, right of first offer to lease, or other right to expand the Premises or lease any other portion of the Project.

7. No Purchase Rights. Tenant has no option, right of first refusal, right of first offer on sale, or other right to purchase all or any portion of the Premises or the Project.

8. Rent. The obligation to pay rent under the Lease commenced on ____________, 20__. The rent under the Lease is current, and to the best of Tenant’s knowledge, Tenant is not in Default in the performance of any of its obligations under the Lease.

Tenant is currently paying base rent under the Lease in the amount of $______ per month, and is currently paying for parking under the Lease in the amount of $______ per month. Tenant has not received and is not, presently, entitled to any abatement, refunds, rebates, concessions or forgiveness of rent or other charges, free rent, partial rent, or credits, offsets or reductions in rent, except as follows: _______________. (If none, please state “None.”)

Tenant’s estimated share of operating expenses, common area charges, insurance, real estate taxes and administrative and overhead expenses is ___% and is currently being paid at the rate of $______ per month, payable to: ________________________. Tenant’s estimated share of 50-60 Garage Expenses is ___% and is currently being paid at the rate of $______ per month, payable to: _______________________.

To the best of Tenant’s knowledge, as of the date hereof, here are no existing defenses or offsets against rent due or to become due under the terms of the Lease, and there presently is no default or other wrongful act or omission by Landlord under the Lease or otherwise in connection with Tenant’s occupancy of the Premises, except as follows: _________. (If none, please state “None.”)

9. Security Deposit. A Security Deposit in the form of a letter of credit in the amount of $__________ is held by Landlord under the Lease.

10. Prepaid Rent. The amount of prepaid rent is $____________, covering the period from _____________, 20__ to ______________, 20__.

11. Tenant Improvements. As of the date of this Certificate, to the best of Tenant’s knowledge, Landlord has performed ail obligations required of Landlord pursuant to the Lease; no offsets, counterclaims, or defenses of Tenant under the Lease exist against Landlord; except as follows: _______________________. (If none, please state “None.”)

12. Assignments by Landlord. Tenant has received no notice of any assignment, hypothecation or pledge of the Lease or rentals under the Lease by Landlord, except as follows: ______________________. (If none, please state “None”.)

13. Assignments by Tenant. Tenant has hot sublet or assigned the Leased Premises or the Lease or any portion thereof to any sublessee or assignee, except as follows: _____________. (If none, please state “None”.) The address for notices to be sent to Tenant is as set forth in the Lease.

100 Binney Street, Cambridge/TCR2 Therapeutics Inc.

Tenant makes this Certificate with the knowledge that it will be relied upon by Landlord and its designees.

Tenant has executed this Certificate as of the date first written above by the person named below, who is duly authorized to do so.

TENANT:

TCR[2] THERAPEUTICS INC.,
a Delaware corporation

By:
Name:
Its:

100 Binney Street, Cambridge/TCR2Therapeutics Inc. – Page 1

EXHIBIT I

RULES AND REGULATIONS

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in or in connection with the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

100 Binney Street, Cambridge/TCR2Therapeutics Inc.

11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease (except for the use of microwave ovens, coffee makers and similar appliances customarily used in office kitchens). No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

100 Binney Street, Cambridge/TCR2Therapeutics Inc. – Page 1

EXHIBIT J

FORM OF SNDA

This Lease Subordination, Non-Disturbance of Possession and Attornment Agreement (hereinafter, the “Subordination, Non-Disturbance and Attornment Agreement” or “Agreement”) is made as of the ____ day of ____________, 20_, among _____________________ a, __________________ having a place of business at _______________________ (the “Agent”), as agent for itself and any other lenders (collectively, the “Lenders”) which may become mortgage lenders to ARE-MA Region No. 45, LLC, a Delaware limited liability company having an address at 385 East Colorado Boulevard, Suite 299, Pasadena, CA 91101 (hereinafter, the “Landlord”), and TCR2 Therapeutics Inc., a Delaware corporation, having a place of business at ______________________________ (hereinafter, the “Tenant”). The term Agent shall include anyone claiming by, through or under Agent.

Introductory Provisions

A. The Agent and the Lenders are relying on this Agreement as an inducement to Lender in making and maintaining a loan (hereinafter, the “Loan”) secured by, among other things, a certain [Title of Mortgage] dated as of ________________, 20__ (hereinafter, the “Mortgage”) given by Landlord covering property located and known as 100 Binney Street, Cambridge, Massachusetts, which property is more particularly described on Exhibit A hereto (hereinafter, the “Property”). The Agent is also the “Assignee” under an Assignment of Leases and Rents (hereinafter, the “Assignment”) dated as of _____________, 20__, from Landlord with respect to the Property.

B. Tenant is the tenant under that certain Lease Agreement (hereinafter, the “Lease”) dated ________________, 2017, made with Landlord, covering certain premises (hereinafter, the “Premises”) at the Property as more particularly described in the Lease.

C. Agent and Lenders require, as a condition to the making and maintaining of the Loan, that the Mortgage be and remain superior to the Lease and that its rights under the Assignment be recognized.

D. Tenant requires as a condition to the Lease being subordinate to the Mortgage that its rights under the Lease be recognized.

E. Agent, Landlord, and Tenant desire to confirm their understanding with respect to the Mortgage and the Lease.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and with the understanding by Tenant that Lender shall rely hereon in making and maintaining the Loan, the Agent, the Landlord, and the Tenant agree as follows:

1. Subordination. Subject to Section 2 of this Agreement, the Lease is subordinate and inferior to the lien of the Mortgage, as affected by any amendment, renewal, substitution, extension or replacement of the Mortgage and each advance made thereunder as though the Mortgage, and each such amendment, renewal, substitution, extension or replacement were executed and recorded, and the advance made, before the execution of the Lease.

100 Binney Street, Cambridge/TCR2 Therapeutics Inc.

2. Non-Disturbance. So long as Tenant is not in Default (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants or conditions of the Lease on Tenant’s part to be performed or observed: (i) Tenant’s occupancy of the Premises under the terms of the Lease shall not be disturbed by Agent in the exercise of any of its rights under the Mortgage during the term of the Lease, or any extension or renewal thereof made in accordance with the terms of the Lease, (ii) Agent will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant’s interest and estate under the Lease because of any default under the Mortgage, and (iii) Agent shall recognize ail of Tenant’s rights under the Lease (subject to the terms of this Agreement).

3. Attornment and Certificates. In the event Agent succeeds to the interest of Landlord as Landlord under the Lease, or if the Property or the Premises are sold pursuant to the power of sale under the Mortgage, Tenant shall attorn to Agent, or a purchaser upon any such foreclosure sale, and shall recognize Agent, or such purchaser, thereafter as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, or upon request of any such purchaser: (a) any instrument or certificate, in form and substance reasonably acceptable to Tenant, which, in the reasonable judgment of such holder(s), or such purchaser, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, and (b) an instrument or certificate regarding the status of the Lease, consisting of statements, if true (and if not true, specifying in what respect): (i) that the Lease is in full force and effect, (ii) the date through which rentals have been paid, (iii) the duration and date of the commencement of the term .of the Lease, (iv) the nature of any amendments or modifications to the Lease, (v) that, to the knowledge of Tenant, no default, or state of facts, which with the passage of time, or notice, or both, would constitute a default, exists on the part of either party to the Lease, (vi) the dates on which payments of additional rent, if any, are due under the Lease and (vii) any other matters provided to be given in estoppels by Tenant under the Lease.

4. Limitations. If: (i) Agent exercises any of its rights under the Assignment or the Mortgage, or (ii) Agent shall succeed to the interest of Landlord under the Lease in any manner, or (iii) any purchaser acquires the Property, or the Premises, upon or after any foreclosure of the Mortgage, or any deed in lieu thereof (each hereinafter referred to as a “Succession Event”), Agent or such purchaser, as the case may be, shall have the same remedies by entry, action or otherwise in the event of any default by Tenant (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants and conditions of the Lease on Tenant’s part to be paid, performed or observed that the Landlord had or would have had if Agent or such purchaser had not succeeded to the interest of the present Landlord. From and after any such Succession Event, Agent or such purchaser shall, except as provided herein, be bound to Tenant under all the terms, covenants and conditions of the Lease, and Tenant shall, from and after such attornment to Agent, or to such purchaser, have the same remedies against Agent, or such purchaser, for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against Landlord, if Agent or such purchaser had not succeeded to the interest of Landlord; provided, however, that Agent or such purchaser shall only be bound during the period of its ownership, and that in the case of the exercise by Agent of its rights under the Mortgage, or the Assignment, or any combination thereof, or a foreclosure, or deed in lieu of foreclosure, all Tenant claims shall be satisfied only out of the interest, if any, of Agent, or such purchaser, in the Property, and Agent

100 Binney Street, Cambridge/TCR2 Therapeutics Inc.

and such purchaser shall not, subject to the provisions of the following paragraph, be (a) liable for any act or omission or misrepresentation of any prior landlord (including the Landlord); or (b) liable for or incur any obligation with respect to the construction of the Property or any improvements of the Premises or the Property; or (c) subject to any offsets or defenses which Tenant might have against Landlord, except those of which notice of which was given to Agent in accordance with Section 9 hereof; or (d) bound by any rent or additional rent which Tenant might have paid for more than the then current rental period to any prior landlord including the Landlord (other than to the extent that estimated monthly payments required to be paid by Tenant pursuant to provisions of the Lease exceed the actual amount of additional rent due from Tenant); or (e) bound by any amendment or modification of the Lease, made without Agent’s prior written consent, which consent shall not be unreasonably withheld and which consent shall not be required with respect to amendments ratifying the exercise by Tenant of its rights under the Lease (e.g., without limitation, extension and expansion options); (f) bound by or responsible for any security deposit or proceeds of any letter of credit not actually received by Agent; or (g) liable for or incur any obligation with respect to the payment of any amounts due and owing to the Tenant by the Landlord including, without limitation, payment of any Tl , Allowance (as defined in the “Work Letter-Tenant Improvements” in Exhibit C to the Lease); or (h) liable for consequential damages.

Subject to Tenant’s obligation to provide notice of defaults to Agent as provided in Section 7, below: (x) nothing herein shall affect or delay Tenant’s rights under Sections 18 and 19 of the Lease, and (y) no holder shall be relieved of its obligations as party-Landlord arising under the Lease from or after the date of a Succession Event that such holder first acquires title or possession to the Premises. Without limiting the foregoing, nothing herein shall relieve any holder from Landlord’s obligation to perform maintenance and repairs as required under the Lease based upon the fact that the need for such maintenance or repairs first arose prior to the Succession Date. However, Agent shall in no event be responsible for any hazardous materials or environmental or safety issues, or any violations of any related laws, rules regulations or orders with respect to the Property (an “Environmental Concern”) which first occur or first exist prior to any acceptance of title to the Property by Agent after foreclosure or deed in lieu of foreclosure, if ever. The presumptive burden of proof shall be on any party claiming that any Environmental Concern first occurred or first existed after Agent acquired title to the Property.

5. Construction Related Costs. Notwithstanding anything in the Lease to the contrary, neither the Agent nor Lenders shall be obligated to Tenant with respect to any construction-related costs (including, but not limited to, for any base building work or unfunded TI Allowance) that may be payable by Landlord under the Lease.

6. Rights Reserved. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of: (a) the Landlord under the Lease, or any subsequent Landlord, against the Tenant in the event of any default by Tenant (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants or conditions of the Lease on Tenant’s part to be performed or observed; or (b) the Tenant under the Lease against the original or any prior Landlord in the event of any default by the original Landlord to pursue claims against such original or prior Landlord whether or not such claim is barred against Agent or a subsequent purchaser.

100 Binney Street, Cambridge/TCR2 Therapeutics Inc.

7. Notice and Right to Cure. Tenant agrees to provide Agent with a copy of each notice of default under the Lease or failure of Landlord to satisfy a condition precedent to Tenant’s obligations under the Lease, at the same time as Tenant provides Landlord with such notice, and that in the event of any default or failure by the Landlord under the Lease, Tenant will take no action to terminate the Lease: (a) if the default or failure is not curable by Agent (so long as the default does not interfere with Tenant’s use and occupation of the Premises), or (b) if the default or failure is curable by Agent, unless the default or failure remains uncured for a period of thirty (30) days after written notice thereof shall have been given, postage prepaid, to Landlord at Landlord’s address, and to Agent at the address provided in Section 8 below; provided, however, that if any such default or failure is such that it reasonably cannot be cured within such thirty (30) day period, such period shall be extended for such additional period of time as shall be reasonably necessary (including, without limitation, a reasonable period of time to obtain possession of the Property and to foreclose the Mortgage, provided, however, that in no event shall such period exceed 150 days), if Agent gives Tenant written notice within such thirty (30) day period of Agent’s election to undertake the cure of the default or failure and if curative action (including, without limitation, action to obtain possession and foreclose) is instituted within a reasonable period of time and is thereafter diligently pursued; and provided, further, however, that the foregoing notice and extended cure periods shall not limit or delay, except as otherwise set forth herein, any rent abatement or termination rights permitted to Tenant under the Lease under Sections 18 or 19, provided, however, that Tenant gives Agent a copy of any written notice and, with respect to Tenant’s abatement rights pursuant to Sections 18 or 19, neither Landlord or Agent pays the full amount due to Tenant within thirty (30) days after such notice. Agent shall have no obligation to cure any default or failure under the Lease.

8. Notices. Any notice or communication required or permitted hereunder shall be in writing, and shall be given or delivered: (i) by United States mail, registered or certified, postage fully prepaid, return receipt requested, or (ii) by recognized courier service or recognized overnight delivery service; and in any event addressed to the party for which it is intended at its address set forth below:

To Agent:

Attention:

and

Attention:

with copies by regular mail or such hand delivery:

Attention:

If to Landlord:

385 East Colorado Boulevard, Suite 299

100 Binney Street, Cambridge/TCR2 Therapeutics Inc.

Pasadena, CA 91101
Attention: Corporate Secretary
Re: 100 Binney Street, Cambridge, MA

If to Tenant:

Attention:

With a copy to:

Attention:

or such other address as such party may have previously specified by notice given or delivered in accordance with the foregoing. Any such notice shall be deemed to have been given and received on the date delivered or tendered for delivery during normal business hours as herein provided.

9. No Oral Change. This Agreement may not be modified orally or in any manner than by an agreement in writing signed by the parties hereto or their respective successors in interest.

10. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, personal representatives, successors and assigns, and any purchaser or purchasers at foreclosure of the Property or any portion thereof, and their respective heirs, personal representatives, successors and assigns.

11. Payment of Rent To Agent. Tenant acknowledges that It has notice that the Lease and the rent and all sums due thereunder have been assigned to Agent, on behalf of the Lenders, as part of the security for the obligations secured by the Mortgage. In the event Agent notifies Tenant of a default under the Loan and demands that Tenant pay its rent and ail other sums due under the Lease to Agent, Tenant agrees that it will honor such demand and pay its rent and all other sums due under the Lease to Agent, or Agent’s designated agent, until otherwise notified in writing by Agent. Landlord unconditionally authorizes and directs Tenant to make rental payments directly to Agent following receipt of such notice and further agrees that Tenant may rely upon such notice without any obligation to further inquire as to whether or not any default exists under the Mortgage or the Assignment, that Landlord shall have no right or claim against Tenant for or by reason of any payments of rent or other charges made by Tenant to Agent following receipt of such notice, and that any amounts paid by Tenant in accordance with such notice shall have the same effect under the Lease as if Tenant had made such payments directly to Landlord.

12. No Amendment of Lease. So long as the Mortgage remains undischarged of record, Tenant shall not amend or modify the Lease without Agent’s prior written consent in each instance, such consent not to be unreasonably withheld, delayed or conditioned in the case of an amendment or modification of the Lease or any assignment and subletting (and which consent shall not be unreasonably withheld or delayed and which consent shall not be required with respect to any amendment, modification or termination which is the result of the exercise by Tenant of its rights under the Lease, e.g., without limitation, extension and expansion rights).

100 Binney Street, Cambridge/TCR2 Therapeutics Inc.

13. Captions. Captions and headings of sections are not parts of this Agreement and shall not be deemed to affect the meaning or construction of any of the provisions of this Agreement.

14. Counterparts. This Agreement may be executed in several counterparts each of which when executed and delivered is an original, but all of which together shall constitute one instrument.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

16. Parties Bound. The provisions of this Agreement shall be binding upon and inure to the benefit of Tenant, Agent, Lender and Landlord and their respective successors and assigns; provided, however, reference to successors and assigns of Tenant shall not constitute a consent by Landlord to an assignment or sublet by Tenant, but has reference only to those instances in which such consent is not required pursuant to the Lease or for which such consent has been given.

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100 Binney Street, Cambridge/TCR2 Therapeutics Inc.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

AGENT:

By:

Its:

100 Binney Street, Cambridge/TCR2 Therapeutics Inc.

TENANT:

TCR[2] THERAPEUTICS INC.,
a Delaware corporation

By:

Its:

100 Binney Street, Cambridge/TCR2Therapeutics Inc.

LANDLORD:

ARE-MA REGION NO. 45, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, Managing Member

	By:	ARE-QRS CORP.,
a Maryland corporation,
General Partner

By:

Its:

100 Binney Street, Cambridge/TCR2 Therapeutics Inc.

STATE OF_______________________________

__________________ County, ss.

On this ____ day of _________________, 20__, before me, the undersigned notary public, personally appeared __________________________________, proved to me through satisfactory evidence of identification, which was _________________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he) (she) signed it voluntarily for its stated purpose, as ____________________ of _______________________, a ____________________________, as the voluntary act of said _____________________________.

(official signature and seal of notary)
My commission expires

100 Binney Street, Cambridge/TCR2 Therapeutics Inc.

COMMONWEALTH OF MASSACHUSETTS

__________________ County, ss.

On this ____ day of _________________, 20__, before me, the undersigned notary public, personally appeared __________________________________, proved to me through satisfactory evidence of identification, which was _________________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he) (she) signed it voluntarily for its stated purpose, as ____________________ of _______________________, a ____________________________, as the voluntary act of said _____________________________.

(official signature and seal of notary)
My commission expires

100 Binney Street, Cambridge/TCR2 Therapeutics Inc.

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
)
COUNTY OF	)

On __________________, 20__, before me, ________________________________________

(insert name and title of the officer)

personally appeared _____________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature _________________________________.(Seal)

100 Binney Street, Cambridge/TCR2Therapeutics Inc.

Exhibit A

Legal Description

That certain parcel of land located in Cambridge, Middlesex County, Massachusetts, shown as Lot 1 on that certain plan entitled “Consolidation and Subdivision Plan, 30-100 Binney Street; 41 William “Doc” Linskey Way; 77 William “Doc” Linskey Way; Cambridge, Mass.”, dated February 10, 2011, prepared by Harry R. Feldman, Inc., recorded with Middlesex South Registry of Deeds as Plan No. 168 of 2011, said lot containing 54,423 square feet according to said plan.